     As filed with the Securities and Exchange Commission on April 25, 1997

                                                    1940 Act File No. 811-4775

                                                   1933 Act File No. 333-23129

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                ---------------

                                   FORM N-14
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 1

                             ---------------

                              MFS SERIES TRUST II
               (Exact Name of Registrant as Specified in Charter)

                              500 Boylston Street,
                          Boston, Massachusetts  02116
             (Address of Registrant's Principal Executive Offices)
                                 (617) 954-5000
              (Registrant's Telephone Number, Including Area Code)

                         STEPHEN E. CAVAN, ESQ.                      WITH A COPY TO:                          WITH A COPY TO:
                    Massachusetts Financial Services           JEREMIAH J. BRESNAHAN, ESQ.                 DHIYA EL-SADEN, ESQ.
                                 Company                        Bingham, Dana & Gould LLP               Gibson, Dunn & Crutcher LLP
                           500 Boylston Street                      150 Federal Street                    333 South Grand Avenue
                            Boston, MA  02116                  Boston, Massachusetts  02110           Los Angeles, California  90071
                     (Name and Address of Agent for
                                Service)


 It is proposed that this filing will become effective (check appropriate box)

[x] immediately upon filing pursuant to paragraph (b)

[ ] on March 30, 1997 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(i)

[ ] on [date] pursuant to paragraph (a)(i)

[ ] 75 days after filing pursuant to paragraph (a)(ii)

[ ] on [date] pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A (File No. 33-7637)




===============================================================================

                            MFS EMERGING GROWTH FUND
                                  A SERIES OF
                              MFS SERIES TRUST II

                             CROSS-REFERENCE SHEET
                          ITEMS REQUIRED BY FORM N-14

Part A                        Item Caption                                   Prospectus Caption
                              ------------                                   ------------------
Item No.
--------
1.          Beginning of Registration Statement and Outside   Cover Page of Registration Statement; Front
            Front Cover Page of Prospectus                    Cover Page of Prospectus
2.          Beginning and Outside Back Cover Page of          Table of Contents
            Prospectus
3.          Synopsis Information and Risk Factors             Summary; Special Factors
4.          Information about the Transaction                 Proposal to Approve Agreement and Plan of
                                                              Reorganization
5.          Information about the Registrant                  Prospectus Cover Page; Summary; Business of the
                                                              MFS Trust; Available Information
6.          Information about the Company being Acquired      Prospectus Cover Page; Introduction; Summary;
                                                              Business of the New USA Growth Fund; Available
                                                              Information
7.          Voting Information                                Prospectus Cover Page; Notice of Special
                                                              Meeting of Shareholders; Summary; Voting Rights
                                                              and Required Vote; Manner of Voting Proxies
8           Interest of Certain Persons and Expert            None
9.          Additional Information Required for Re-offering   Not Applicable
            by Persons Deemed to be Underwriters
Part B
Item No.
--------
10.         Cover Page                                        Cover Page
11.         Table of Contents                                 Table of Contents
12          Additional Information about the Registrant       Additional Information about the MFS Fund
13.         Additional Information about the Company being    Additional Information about the New USA Growth
            Acquired                                          Fund
14.         Financial Statements                              New USA Growth Fund Annual Report
Part C
Item No.
--------
15.         Indemnification                                   Indemnification
16.         Exhibits                                          Exhibits
17          Undertakings                                      Undertakings

                              NEW USA GROWTH FUND
                               the sole series of
                           NEW USA MUTUAL FUNDS, INC.


                    c/o State Street Bank and Trust Company
                              1776 Heritage Drive
                       North Quincy, Massachusetts 02171

                                April 25, 1997


MESSAGE FROM THE CHAIRMAN OF NEW USA MUTUAL FUNDS, INC.

Dear Shareholder:


         On March 6, 1997, New USA Mutual Funds, Inc. ("New USA Mutual Funds"), on behalf of the New USA Growth Fund, the sole series thereof, (the "New USA Growth Fund"), reached a definitive agreement to combine the assets of the New USA Growth Fund into the MFS Emerging Growth Fund, a series of the MFS Series Trust II (the "MFS Trust"), subject to the approval by a majority of all outstanding shares of the New USA Growth Fund as described in the attached proxy statement and prospectus. Upon a successful conclusion of the transaction, shareholders of the New USA Growth Fund would become Class A shareholders of the MFS Emerging Growth Fund. Following the transaction, New USA Mutual Funds would cease operations.


         The MFS Emerging Growth Fund is sponsored by Massachusetts Financial Services Company ("MFS"). The MFS organization has been in the mutual fund business since 1924, and currently manages over 125 mutual funds with over $54 billion in assets.


         After careful consideration, the Board of Directors of New USA Mutual Funds has unanimously approved the proposed transaction. A description of the factors considered by the Directors in deciding to approve the proposed transaction may be found on page 22 of the attached proxy statement. The transaction also requires approval of the shareholders of the New USA Growth Fund by the affirmative vote of not less than a majority of the shares of the New USA Growth Fund issued and outstanding and entitled to vote at a shareholder meeting to be held on May 28, 1997.



         MFS is an organization with an excellent reputation. The MFS Emerging Growth Fund has been recognized as an excellent performer -- it carries an "A-" rating from Investor's Business Daily. The manager of the MFS Emerging Growth Fund, John Ballen, is the Chief Equity Officer of MFS and has over 12 years experience with the MFS organization. There is a substantial similarity in investment objectives and policies of the New USA Growth Fund and the MFS Emerging Growth Fund.



         As an MFS Emerging Growth Fund shareholder, you will enjoy exchange privileges among many MFS mutual funds with a wide variety of investment objectives. The expense ratio of the MFS Fund at 1.2% is significantly less than that of New USA Growth Fund. Finally, this reorganization into the MFS Emerging Growth Fund will be accomplished as a tax-free exchange to the shareholders of the New USA Growth Fund.



         Your directors recommend that you vote FOR the proposed transaction by signing and returning the enclosed proxy card in the enclosed, postage-paid, return envelope. Your vote is important. Your are also cordially invited to attend the May 28, 1997 shareholders' meeting. As the date of the meeting approaches, if we have not received your proxy, you may receive a telephone call from our proxy solicitor, D. F. King & Co., Inc., which has been retained to assist shareholders in the voting process. If you have questions about the transaction, you may call them at (800) 735-3591.


         We sincerely appreciate the confidence you have placed in us over the years. We wish you the best as shareholders of the MFS Emerging Growth Fund and for continued success in your investing for the future.

Sincerely,



William J. O'Neil
Chairman of the Board and
Chief Executive Officer

                              NEW USA GROWTH FUND
                               the sole series of
                           NEW USA MUTUAL FUNDS, INC.


                    c/o State Street Bank and Trust Company
                              1776 Heritage Drive
                       North Quincy, Massachusetts 02171

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON May 28, 1997



         A Special Meeting of Shareholders (the "Meeting") of New USA Growth Fund (the "New USA Growth Fund"), the sole series of New USA Mutual Funds, Inc., a Maryland corporation ("New USA Mutual Funds"), will be held at the Ritz-Carlton Hotel, 4375 Admiralty Way, Marina Del Rey, California 90292, on May 28, 1997 at 11:00 a.m. (PDT) for the following purposes:


         1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Agreement") between New USA Mutual Funds, on behalf of the New USA Growth Fund, the sole series thereof, and MFS Series Trust II, a Massachusetts business trust (the "MFS Trust"), on behalf of MFS Emerging Growth Fund, a series thereof (the "MFS Fund"), providing for the transfer of all of the assets of the New USA Growth Fund to the MFS Fund in exchange solely for the assumption by the MFS Fund of the stated liabilities of the New USA Growth Fund and the issuance to the New USA Growth Fund of shares of beneficial interest of the MFS Fund designated as Class A Shares (the "MFS Fund Shares"), the distribution of the MFS Fund Shares to the shareholders of the New USA Growth Fund in liquidation of the New USA Growth Fund and the termination of New USA Mutual Funds.


         2. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.



 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEM 1.

         The Board of Directors has fixed the close of business on April 11, 1997 as the record date for the determination of shareholders of the New USA Growth Fund entitled to notice of, and to vote at, the Meeting.

                                              By order of the Board of Directors


                                                  Margaret R. Harries, Secretary

Los Angeles, California
April 25, 1997

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE.

                            MFS EMERGING GROWTH FUND

              Proxy Statement and Prospectus dated April 25, 1997

                              500 Boylston Street
                          Boston, Massachusetts 02116
                            Telephone (617) 954-5000

                           SECURITIES OFFERED HEREBY

         This Proxy Statement and Prospectus (the "Proxy Statement and Prospectus") relates to shares of beneficial interest designated as Class A Shares, no par value, of MFS Emerging Growth Fund (the "MFS Fund"), a series of the MFS Series Trust II (the "MFS Trust"), to be issued in exchange for all of the assets of New USA Growth Fund (the "New USA Growth Fund", and collectively with the MFS Fund, the "Funds"), a series of New USA Mutual Funds, Inc. ("New USA Mutual Funds"). The number of the MFS Fund's shares of beneficial interest designated as Class A Shares (the "MFS Fund Shares") to be issued to New USA Mutual Funds will be that number of MFS Fund Shares having an aggregate net asset value equal to the aggregate value of the New USA Growth Fund's assets, less liabilities assumed, transferred to the MFS Fund. Following receipt of the MFS Fund Shares, the New USA Growth Fund will be liquidated, the MFS Fund Shares will be distributed to the former shareholders of the New USA Growth Fund, and New USA Mutual Funds will terminate. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Agreement and Plan of Reorganization, attached as Exhibit A hereto.

         The MFS Trust is an open-end, management investment company of the series type. The MFS Trust currently has four separate series, one of which is the MFS Fund, a diversified series of the MFS Trust. The investment objective of the MFS Fund is to provide long-term growth of capital. The MFS Fund's policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that the MFS Fund believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, technologies, management and market opportunities which are usually necessary to become more widely recognized as growth companies. Emerging growth companies can be of any size and the MFS Fund may invest in larger or more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. The MFS Fund Shares may be redeemed at any time at net asset value.


         This Joint Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information that a shareholder of New USA Growth Fund should know before investing. A Prospectus and Statement of Additional Information ("SAI"), each dated April 1, 1997, as supplemented, relating to the MFS Fund, including historical financial statements, are on file with the Securities and Exchange Commission (the "Commission"). The Prospectus and SAI for the New USA Growth Fund, dated May 17, 1996, as supplemented, (the "New USA Growth Fund Prospectus and SAI"), are on file with the Commission. The New USA Growth Fund Annual Report for the fiscal year ended January 31, 1997 (the "New USA Growth Fund Annual Report") and the MFS Fund Annual Report for the fiscal year ended November 30, 1996 are also on file with the Commission. The MFS Fund Prospectus and the MFS Fund Annual Report are enclosed with this Proxy Statement and Prospectus. The other documents identified above are available, upon oral or written request, and at no charge, from New USA Mutual Funds Distributor at 12655 Beatrice Street, Los Angeles, California 90066, telephone number (800) 222-2872. The MFS Fund SAI is incorporated by reference into this Proxy Statement and Prospectus. The New USA Growth Fund Prospectus and SAI, the financial statements from the New USA Growth Fund Annual Report and the MFS Fund Prospectus and SAI and the financial statements from the MFS Fund Annual Report are also incorporated by reference into this Proxy Statement and Prospectus.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


 PROPOSAL NO. 1 TO APPROVE AGREEMENT AND PLAN OF REORGANIZATION  . . . . . . . . . . . . . . . . . . . . . .     2

         SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2

         SPECIAL FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10

         RISK FACTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19

         PROPOSAL TO APPROVE AGREEMENT AND PLAN OF REORGANIZATION  . . . . . . . . . . . . . . . . . . . . .    19

         DESCRIPTION OF AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21

         CAPITALIZATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22

         CERTAIN FEDERAL INCOME TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23

         COMPARATIVE PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25

         BUSINESS OF THE MFS FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    26

         BUSINESS OF THE NEW USA GROWTH FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27

         NO APPRAISAL RIGHTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28

         LEGAL MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28

         EXPERTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28

         AVAILABLE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE MFS FUND
         AND THE NEW USA GROWTH FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29

         VOTING RIGHTS AND REQUIRED VOTE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29

 MANNER OF VOTING PROXIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29

 SUBMISSION OF CERTAIN PROPOSALS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30

 ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30

 OTHER MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31

 EXHIBIT A  AGREEMENT AND PLAN OF REORGANIZATION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1

 ENCLOSURES: MFS FUND PROSPECTUS AND MFS FUND ANNUAL REPORT

                         PROXY STATEMENT AND PROSPECTUS


         This Proxy Statement and Prospectus is furnished in connection with the solicitation by and on behalf of the Board of Directors (the "Board") of New USA Mutual Funds, Inc. ("New USA Mutual Funds") of proxies to be voted at a Special Meeting of Shareholders of the New USA Growth Fund (the "New USA Growth Fund") to be held at the Ritz-Carlton Hotel, 4375 Admiralty Way, Marina Del Rey, California 90292, on May 28, 1997 at 11:00 a.m. (PDT) and at any postponements or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement and Prospectus sets forth concisely the information that a shareholder of the New USA Growth Fund should know before voting on the proposed transaction described above. It should be read and retained for future reference.



         The cost of preparing, printing, mailing and soliciting the proxies will be paid by New USA Research & Management Co. ("NURM"), the investment adviser to New USA Mutual Funds. In addition, certain officers and directors of the New USA Mutual Funds (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph or mail.
NURM has retained, on behalf of New USA Mutual Funds, and will pay for the services of D. F. King & Co., Inc. and Tritech Services to solicit proxies.


         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. All shares in New USA Growth Fund-sponsored IRA accounts not voted by the account owner will be voted by the IRA trustee in the same proportion (for, against and abstain) as all other votes cast whether in person or by proxy. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be counted as present and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are not present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of New USA Mutual Funds or by voting in person at the Meeting. The affirmative vote of not less than a majority of the shares of the New USA Growth Fund issued and outstanding and entitled to vote at the Meeting, is necessary to approve the proposed transaction.

         The Board of New USA Mutual Funds knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.


         The Board of New USA Mutual Funds has fixed the close of business on April 11, 1997 as the record date (the "Record Date") for the determination of shareholders of the New USA Growth Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the New USA Growth Fund on that date will be entitled to one vote on each matter on which they are entitled to vote for each share held and a fractional vote with respect to fractional shares. Shareholders will not have cumulative voting rights. At the close of business on the Record Date, New USA Mutual Funds has outstanding 14,305,272.62 New USA Growth Fund Shares, which comprises the only authorized shares of New USA Mutual Funds.


         The information concerning the New USA Growth Fund in this Proxy Statement and Prospectus has been supplied by the New USA Growth Fund, and the information concerning the MFS Fund in this Proxy Statement and Prospectus has been supplied by the MFS Fund.


         The principal executive offices of New USA Mutual Funds are located at c/o State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171. The enclosed Proxy and this Proxy Statement are first being sent to the New USA Growth Fund's shareholders on or about April 25, 1997.

                                 PROPOSAL NO. 1

                TO APPROVE AGREEMENT AND PLAN OF REORGANIZATION

                                    SUMMARY

         The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus and is qualified by reference to the more complete information contained herein and in the attached Exhibit A as well as in the New USA Growth Fund Prospectus and the enclosed MFS Fund Prospectus. Shareholders should read this entire Proxy Statement and Prospectus carefully.

OVERVIEW OF PROPOSED REORGANIZATION

         The Board of New USA Mutual Funds has reviewed various alternatives and determined that it is in the best interest of the New USA Growth Fund and its shareholders that New USA Growth Fund shareholders become shareholders of the MFS Fund. The MFS Fund invests to provide long-term growth of capital. The New USA Growth Fund similarly invests to provide growth of capital. The investment adviser of the New USA Growth Fund is NURM. The investment adviser of the MFS Fund is Massachusetts Financial Services Company ("MFS"), a subsidiary of Sun Life Assurance Company of Canada (U.S.), which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada. The investment adviser of each Fund is sometimes referred to herein as that Fund's "Adviser."

         If the proposed transaction is consummated, shareholders of the New USA Growth Fund will become holders of shares of beneficial interest designated as Class A shares of the MFS Fund (the "MFS Fund Shares"). The Class A shares of the MFS Fund are generally subject to an initial sales charge (however, this sales charge will not apply to the MFS Fund Shares acquired by New USA Growth Fund shareholders in this transaction).

         The Class A shares of the MFS Fund are subject to a 0.10% annual distribution fee and a 0.25% annual service fee payable pursuant to a distribution plan (a "Distribution Plan") adopted pursuant to Section 12(b) of the Investment Company Act of 1940, as amended (the "1940 Act") and Rule 12b-1 thereunder. Shares of the New USA Growth Fund are currently subject to a maximum 0.75% annual distribution fee and a 0.25% annual service fee payable under a Distribution Plan with respect to such shares.

         The Board of New USA Mutual Funds and the Board of Trustees of the MFS Trust have each approved the acquisition of the assets of the New USA Growth Fund by the MFS Fund, and New USA Mutual Funds and the MFS Trust have entered into an Agreement and Plan of Reorganization on behalf of the New USA Growth Fund and the MFS Fund, respectively. See Exhibit A hereto. The consummation of the proposed transaction, however, is subject to the approval of the New USA Growth Fund shareholders and certain other conditions. See "Description of Agreement" below.

         As noted below, the transaction provides for the transfer of all the assets of the New USA Growth Fund in exchange for MFS Fund Shares and the assumption by the MFS Fund of the New USA Growth Fund's stated liabilities, as set forth on a schedule of assets and liabilities delivered by the New USA Growth Fund to the MFS Trust on the date the transaction is consummated. The MFS Fund Shares will then be distributed to the New USA Growth Fund shareholders (the "Reorganization"). Each New USA Growth Fund shareholder will receive MFS Fund Shares that will have an aggregate net asset value equal to the aggregate net asset value of his or her shares of the New USA Growth Fund on the date the Reorganization occurs. The Reorganization is being structured as a tax-free reorganization, and the consummation of the Reorganization is subject to the receipt of an opinion from legal counsel to this effect.

         Class A shares of the MFS Fund may be exchanged for Class A shares of certain other funds advised by MFS (if available for sale) or may be redeemed at net asset value (subject to any contingent deferred sales charge on purchases of $1 million or more or purchases by certain retirement plans). There are currently approximately 50 funds advised by MFS which are available for exchange privileges with the MFS Fund. New

USA Growth Fund shareholders may also redeem their shares at any time prior to the consummation of the transaction. Any redemption or exchange from the MFS Fund or the New USA Growth Fund would be a taxable event on which a shareholder may recognize a gain or loss under applicable income tax provisions.


         Concurrently with the consummation of the Reorganization (as defined below under "Description of Agreement -- Conditions Precedent to Closing"), MFS will acquire NURM for consideration payable to O'Neil Data Systems, Inc. ("ODS"), the parent of NURM, consisting of an amount to be determined based on the net asset value of the New USA Growth Fund as of the closing of the Reorganization plus an amount to be determined on the day one year from the closing of the Reorganization based on the retention of former shareholders of the New USA Growth Fund by the MFS family of funds. This amount is expected to be in the range of $1.5 million to $4 million.



         The Board of New USA Mutual Funds believes that the proposed Reorganization will be advantageous to the shareholders of the New USA Growth Fund in several respects which they considered in approving the Reorganization. The Reorganization will permit the shareholders of the New USA Growth Fund to become shareholders of a fund with a similar investment objective and similar investment policies that has generally achieved a substantially similar total return performance to that of the New USA Growth Fund. See "Comparative Performance Information" below. Also, because the MFS Fund has a substantially larger asset base than the New USA Growth Fund, its investment portfolio can be spread over a greater number of securities. Greater diversification is beneficial to shareholders because it reduces the negative effect which the adverse performance of any one portfolio security may have on the performance of the entire portfolio. Furthermore, there are greater economies of scale that may be achieved for shareholders of the New USA Growth Fund as investors in a substantially larger portfolio. Finally, as shareholders of the MFS Fund, shareholders will enjoy exchange privileges with certain other retail funds advised by MFS (currently there are approximately 50 such funds).


BUSINESS OF THE NEW USA GROWTH FUND

         New USA Mutual Funds is an open-end, management investment company organized as a Maryland corporation. The investment objective of the New USA Growth Fund is to seek capital growth by investing primarily in equities of entrepreneurially managed companies which, in its Adviser's judgment, have superior earnings growth potential. The New USA Growth Fund commenced investment operations on April 29, 1992.

As of January 31, 1997, the New USA Growth Fund's net assets were approximately $214 million.

BUSINESS OF THE MFS FUND

         The MFS Trust is an open-end, management investment company organized as a Massachusetts business trust under a Declaration of Trust dated July 30, 1986, as amended and restated. The MFS Fund is a diversified series of the MFS Trust. The investment objective of the MFS Fund is to provide long-term growth of capital. The MFS Fund commenced investment operations on December 29, 1986. Class A shares of the MFS Fund were first offered to the public on September 13, 1993.

         As of November 30, 1996, the MFS Fund's net assets were approximately $6.3 billion.

COMPARISON OF THE NEW USA GROWTH FUND AND THE MFS FUND

         The investment objectives of the New USA Growth Fund and the MFS Fund are substantially similar.


         The policy of each of the New USA Growth Fund and the MFS Fund is to invest primarily in common stock of exchange-listed and over-the- counter companies. The New USA Growth Fund has a policy of investing the majority of its assets primarily in common stock of companies which, in the judgment of the Fund's Adviser, exhibit accelerating earnings growth and are expected to continue achieving superior growth in earnings and/or revenues. Established companies with entrepreneurial type managements which have introduced unique new products, servicing or marketing concepts are the types of companies on which the Adviser to the New USA

Growth Fund focuses. The New USA Growth Fund invests principally in companies with market capitalization of $100 million to $20 billion, and does not invest more than 10% of the New USA Growth Fund's net assets, with no more than 5% in any one issuer, in companies that do not have a record, together with their predecessors, of at least three years of continuous operations. The MFS Fund's policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that MFS believes are early in their life cycle, but which have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, technologies, management, market and other opportunities which are necessary to become more widely recognized as growth companies. Emerging growth companies can be of any size, and the MFS Fund may invest in larger or more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

         Both the New USA Growth Fund and the MFS Fund may, with certain limitations, enter into repurchase agreements, make loans of its portfolio securities and invest in certain restricted securities. Both Funds may also invest in options on securities, stock indexes, stock index futures contracts, ADRs, foreign securities, forward contracts on foreign currency, and, for defensive purposes, short-term investments, and may purchase securities on a "when issued" basis. The MFS Fund may purchase combinations of options known as "straddles," future contracts for non-hedging purposes and options on foreign currencies. The MFS Fund may also invest in emerging market securities, corporate asset-backed securities, loans and other direct indebtedness and lower rated fixed income securities. The New USA Growth Fund may enter into short sales and invest in Primes and Scores, investment company securities, over-the counter options on stock indexes and foreign currency futures contracts. The New USA Growth Fund may also employ leverage to purchase securities.

         See "Special Factors -- Investment Objectives, Policies and Restrictions" below.

FORM OF ORGANIZATION

         New USA Mutual Funds is a Maryland corporation and the MFS Trust is a business trust organized under the laws of The Commonwealth of Massachusetts. The New USA Growth Fund commenced operations in 1992 and the MFS Fund commenced operations in 1986. The MFS Fund is permitted to issue an unlimited number of shares of beneficial interest and each share represents an equal proportionate beneficial interest in the MFS Fund. The New USA Growth Fund is permitted to issue 200,000,000 shares of beneficial interest and each share represents an equal proportionate beneficial interest in the New USA Growth Fund.

SHARES OF THE NEW USA GROWTH FUND

         The New USA Growth Fund has only one class of shares, which is offered at net asset value with a maximum 5.0% sales charge, as described in the New USA Growth Fund Prospectus, and subject to a Distribution Plan providing for a combined maximum 1.00% annual distribution fee and service fee.

CLASSES OF SHARES OF THE MFS FUND

         The MFS Fund currently offers four classes of shares, three of which are offered to the general public, and may in the future offer additional classes of shares. Class A shares are offered at net asset value plus an initial sales charge as described below under "Other Significant Fees" (or a contingent deferred sales charge (a "CDSC") in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and subject to a distribution fee of up to 0.10% per annum and a service fee of up to 0.25% per annum, of the average daily net assets attributable to the class. Class B shares are offered at net asset value without an initial sales charge, but subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years), and a distribution and service fee of up to 1.00% per annum. Class B shares convert to Class A shares approximately eight years after purchase. No sales charge is applicable upon conversion of the Class B shares to Class A shares. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year, and a distribution fee and service fee of up to 1.00% per annum. Class C shares do not convert to any other class of shares of the MFS Fund.

         In addition, the MFS Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors eligible to purchase Class I shares. Class I shares are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.

         New USA Growth Fund shareholders will be issued Class A shares (i.e., MFS Fund Shares) in the Reorganization which will not be subject to an initial sales charge. As noted above, the MFS Fund Shares will also be subject to a 0.10% annual distribution fee and a 0.25% annual service fee.

         Each share of the MFS Fund, regardless of class, shares pro rata in the assets and income of the MFS Fund and shares pro rata in the MFS Fund expenses, except for differences resulting from different class Distribution Plan expenses and certain other class specific expenses. Shares of all classes of the MFS Fund vote together on all matters affecting the MFS Fund, except for certain matters, such as approval of a Distribution Plan, affecting only a particular class or classes. See "Business of the MFS Fund -- MFS Fund Shares and Purchase of MFS Fund Shares" below.

ADVISER AND ADVISORY FEES

         The MFS Fund employs MFS as its investment adviser. The New USA Growth Fund employs NURM as its investment adviser.

         The MFS Fund pays MFS an annual management fee, computed and paid monthly, in an amount equal to the sum of 0.75% of the first $2.5 billion of the MFS Fund's average daily net assets and 0.70% of the amount of average daily net assets in excess of $2.5 billion, in each case on an annualized basis for its then current fiscal year. For the fiscal year ended November 30, 1996, MFS received management fees under the Advisory Agreement of $34,371,549 equivalent on an annualized basis to 0.73% of the MFS Fund's average daily net assets.

         The New USA Growth Fund pays NURM a monthly management fee (accrued daily) based upon the average daily net assets of the New USA Growth Fund at the following annual rates: 1.00% on the first $500 million of net assets and 0.75% on net assets exceeding $500 million. For the fiscal year ended January 31, 1997, the New USA Growth Fund paid NURM approximately $2,084,000 (representing 1.00% of the New USA Growth Fund's average net assets, based on average net assets of approximately $208 million).

DISTRIBUTION PLAN FEES

         The Distribution Plan of the MFS Fund provides that the MFS Fund will pay MFS Fund Distributors, Inc. ("MFD") (as the MFS Fund distributor) a daily distribution/service fee payable monthly and equal to, on an annual basis, 0.35% of the MFS Fund's average daily net assets attributable to Class A shares (0.10% of which constitutes the distribution fee and 0.25% of which constitutes the service fee). MFD may also advance to dealers the first year service fee at a rate of up to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the MFS Fund with respect to such shares for the first year after purchase.

         The Distribution Plan of the New USA Growth Fund provides that the New USA Growth Fund will pay William O'Neil + Co. Incorporated ("WON + Co.") (as the New USA Growth Fund distributor) a daily distribution service fee payable monthly equal to, on an annual basis, a maximum of 1.00% of the New USA Growth Fund average daily net assets (up to 0.75% of which constitutes the distribution fee and up to 0.25% of which constitutes the service fee). WON + Co. makes quarterly payments to qualified brokers and dealers at the annual rate of 0.25% of the average net asset value of shares of the New USA Growth Fund attributable to shareholders for whom brokers or dealers are designated as the brokers or dealers of record. In its discretion, WON + Co. may pay additional fees to certain brokers and dealers for special services relating to the distribution of the New USA Growth Fund's shares and the servicing of shareholder accounts as detailed in the New USA Growth Fund Prospectus. WON + Co. may also pay referral fees to brokers for referring institutional investors.

         Distribution and service fees paid by each Fund under its respective Distribution Plan are charged to, and therefore reduce, income.

OTHER SIGNIFICANT FEES

         Both the MFS Fund and the New USA Growth Fund pay additional fees in connection with their operations, including legal, accounting, shareholder servicing agent and custodial fees, except to the extent such fees are borne by either Fund's Adviser, as described below.

         Effective March 1, 1997, the MFS Fund pays MFS an administrative fee of up to 0.015% per annum on the first $3 billion of the MFS Fund's average daily net assets for certain financial, legal, compliance, shareholder communications and other administrative services.

         The MFS Fund ratio of net expenses to average net assets for Class A shares was 1.20% for the fiscal year ended November 30, 1996.

         The New USA Growth Fund ratio of net expenses to average net assets was 2.11% for the fiscal year ended January 31, 1997.

         The MFS Fund offers Class A shares at net asset value plus an initial sales charge as follows:





                                                               Sales Charge* as
                                                               Percentage of:


                                                                                              Dealer Allowance
                                                                             Net Amount      as a Percentage of
Amount of Purchase                                   Offering Price           Invested         Offering Price
------------------                                   --------------           --------       ------------------
Less than $50,000 . . . . . . . . . . . . . . .         5.75%                6.10%                 5.00%
$50,000 but less than $100,000  . . . . . . . .         4.75                 4.99                  4.00
$100,000 but less than $250,000 . . . . . . . .         4.00                 4.17                  3.20
$250,000 but less than $500,000 . . . . . . . .         2.95                 3.05                  2.25
$500,000 but less than $1,000,000 . . . . . . .         2.20                 2.25                  1.70
$1,000,000 or more  . . . . . . . . . . . . . .        None**                None**            See Below**
---------------

* Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.

** A CDSC will apply to such purchases, as discussed herein and in the MFS Fund Prospectus.

         The MFS Fund does not impose a CDSC upon redemption of Class A shares except with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares.

         The New USA Growth Fund does not impose a CDSC as a percentage of redemption proceeds except for certain categories of investors, including corporate 401(k) plans, on which the New USA Growth Fund will impose a 1.00% CDSC on the original purchase price if those investors redeem their investment within 12 months.

         With respect to both Class A shares of the MFS Fund and shares of the New USA Growth Fund, no CDSC is imposed on shares acquired through reinvestment of dividends and distributions or amounts derived from increases in either Fund's net asset value per share. In determining whether a CDSC will be payable and, if so, the percentage charge applicable, shares acquired through reinvestment and then shares held the longest are considered the first to be redeemed by both the MFS Fund and the New USA Growth Fund, thus resulting in the lowest possible CDSC. For purposes of calculating the appropriate CDSC, Class A Shares of the MFS Fund are aggregated on a calendar month basis, meaning that all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year, while shares of the New USA Growth Fund age one year from the date of purchase in each subsequent year.

         No new sales charges will apply to the MFS Fund Shares acquired by the New USA Growth Fund shareholders in the Reorganization.

         The MFS Fund does not anticipate that, following the Reorganization, its portfolio turnover rate (and the expenses related thereto) will be significantly higher than its current portfolio turnover rate (and the expenses related thereto).

       COMPARISON OF THE EXPENSES OF THE MFS FUND AND NEW USA GROWTH FUND

                                                                                                 PRO FORMA
                                                                                 NEW USA          CLASS A
                                                                MFS FUND       GROWTH FUND      OF MFS FUND
                                                               CLASS A (1)         (2)              (3)
                                                               -----------     -----------     -------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Initial Sales Charge Imposed on Purchases of Fund
  Shares (as a percentage of offering price or redemption
  proceeds, as applicable)  . . . . . . . . . . . . . .          5.75%           5.00%             5.75%

ANNUAL FUND OPERATING EXPENSES

  (AS A PERCENTAGE OF AVERAGE NET ASSETS):
Advisory Fees . . . . . . . . . . . . . . . . . . . . .          0.73%           1.00%             0.73%


Rule 12b-1 Fees . . . . . . . . . . . . . . . . . . . .          0.25%(4)        0.42%(5)          0.25%
Other Expenses:
  Interest Expense  . . . . . . . . . . . . . . . . . .          0.00%           0.22%             0.00%
  Other Expenses  . . . . . . . . . . . . . . . . . . .          0.25%(6)        0.47%             0.25%(6)
Total Other Expenses  . . . . . . . . . . . . . . . . .          0.25%(6)        0.69%             0.25%(6)

Total Operating Expenses  . . . . . . . . . . . . . . .          1.23%           2.11%             1.23%

(1)  For the year ended November 30, 1996.

(2)  For the year ended January 31, 1997.

(3) For the year ended November 30, 1996, assuming the Reorganization occurred on December 1, 1995.

(4) The MFS Fund has adopted a Distribution Plan for its shares in accordance with Rule 12b-1 under the 1940 Act, which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of)

     0.35% per annum of the average daily net assets attributable to the Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the MFS Fund may determine. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% per annum. Distribution expenses paid under this plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.


(5) The Rule 12b-1 expenses are for permissible marketing and distribution expenses, the majority of which will be reimbursed to New USA Mutual Funds' distributor, having been incurred on the New USA Mutual Funds' behalf by its distributor. New USA Mutual Funds may reimburse its distributor for such expenses up to 0.75% of average net assets, plus an additional 0.25% for service fees, subject to state expense limitations.


(6) Includes a .02% increase in transfer agent fees effective January 1, 1997 and a .01% increase in administrative fees effective March 1, 1997.


PURCHASES AND EXCHANGES

         Class A shares of the MFS Fund and shares of the New USA Growth Fund are available through certain authorized dealers at the effective public offering price, which is based on the effective net asset value per share. The minimum initial investment per account for Class A shares of the MFS Fund and for shares of the New USA Growth Fund is $1,000, and the minimum additional investment for Class A shares of the MFS Fund Shares and the New USA Growth Fund shares is $50, except in certain instances as described in each Fund's Prospectus. Shareholders of the MFS Fund may exchange their shares for shares of the same class of certain other retail funds advised by MFS (currently, 50 funds advised by MFS are available for exchange privileges with the MFS Fund) provided the exchange involves shares with an aggregate net asset value of $1,000 or more or all the shares in the account. Each exchange and redemption represents a sale of shares, which may produce a gain or loss for tax purposes.

DISTRIBUTION OPTIONS

         The shareholders of both the MFS Fund and the New USA Growth Fund have available the following distribution options: (i) dividends and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified); (ii) dividends and capital gain distributions paid in cash; and (iii) dividends in cash and capital gain distributions reinvested in additional shares. Shareholders of the New USA Growth Fund may also have capital gains paid in cash and dividends reinvested. Reinvestments (net of any tax withholding) of dividends will be made in additional full and fractional shares and capital gain distributions will be made in cash at the net asset value in effect at the close of business on the Record Date.

REDEMPTION PROCEDURES

         Class A shares of the MFS Fund are redeemable on any date on which the MFS Fund is open for business at a price equal to the net asset value of the shares next determined after receipt by its shareholder servicing agent, MFS Service Center, Inc. ("MFSC"), of a written or telephonic redemption request in good order reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld. Shares of the New USA Growth Fund are redeemable on any date on which the New USA Growth Fund is open for business at a price equal to the net asset value of the shares next determined after receipt by its transfer agent, State Street Bank and Trust Company, of a written or telephonic redemption request in good order reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld. Alternatively, Class A shareholders of the MFS Fund and shareholders of the New USA Growth Fund may sell their shares through securities dealers, who may charge a fee. No such fees will be incurred in the proposed Reorganization.

                                 REORGANIZATION

EFFECT OF THE REORGANIZATION

         Pursuant to the terms of the Agreement, the proposed Reorganization will consist of (i) the transfer of all of the assets of the New USA Growth Fund to the MFS Fund in exchange solely for Class A shares of the MFS Fund Shares and the assumption by the MFS Fund of the stated liabilities of the New USA Growth Fund as set forth on a schedule of assets and liabilities delivered by New USA Mutual Funds to the MFS Trust on the Closing Date, (ii) the distribution of the MFS Fund Shares to the shareholders of the New USA Growth Fund in liquidation of the New USA Growth Fund as provided in the Agreement and
(iii) the liquidation and termination of New USA Mutual Funds. These transactions are referred to as the "Reorganization."

         The Reorganization will become effective as soon as practicable after the shareholder approval noted under "Conditions Precedent to Closing" is obtained (see "Description of Agreement" below), but in no event later than July 31, 1997 (the "Closing Date"). The assets of the New USA Growth Fund will be valued on the last business day immediately preceding the Closing Date (the "Valuation Date"). The Agreement provides that, except to the extent that another party has agreed to bear certain expenses in connection with the Reorganization which would otherwise be borne by the MFS Fund and the New USA Growth Fund (see "Description of the Agreement" below), the MFS Fund and the New USA Growth Fund will each be liable for its own expenses incurred in connection with the Reorganization.

INCOME TAX CONSIDERATIONS

         The consummation of the Reorganization is subject to the receipt of opinions of legal counsel, substantially to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. See "Certain Federal Income Tax Considerations."

VOTE REQUIRED FOR APPROVAL

         The Reorganization was approved by the Board of New USA Mutual Funds on March 4, 1997. Approval of the Reorganization by the New USA Growth Fund shareholders requires the affirmative vote of not less than a majority of the shares of the New USA Growth Fund issued and outstanding and entitled to vote at the Meeting.

RECOMMENDATION OF THE BOARD OF NEW USA MUTUAL FUNDS

         THE BOARD OF DIRECTORS OF NEW USA MUTUAL FUNDS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE REORGANIZATION AS SET FORTH IN ITEM 1.

                                SPECIAL FACTORS

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         Investment Objectives and Policies. The New USA Growth Fund seeks to provide capital growth by investing primarily in equities of entrepreneurially managed companies which, in its Adviser's judgment, have superior earnings growth potential. The MFS Fund seeks to provide long-term growth of capital by investing primarily (i.e., at least 80% of its assets under normal circumstances) in the common stock of companies that MFS believes are early in their life cycle, but which have the potential to become major enterprises (emerging growth companies). Emerging growth companies can be of any size and the MFS Fund may invest in larger or more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, technologies, management, market and other opportunities which are necessary to become more widely recognized as growth companies.

         The investment policies of both the New USA Growth Fund and the MFS Fund are described above under "Summary" and certain of these policies are described to a greater extent below. For more information on these policies, including the risks associated therewith, see the New USA Growth Fund Prospectus and the MFS Fund Prospectus.

         When-Issued Securities. Each Fund may from time to time purchase securities on a "when-issued" basis. It is anticipated for the New USA Growth Fund that such securities will principally be equity securities. The price of such securities is generally fixed on the date of commitment to purchase and the value is thereafter reflected in each Fund's net asset value. At the time of settlement, the market value of the security may be more or less than the purchase price. Each Fund will establish a segregated account with its custodian bank in which it will maintain liquid securities equal in value to commitments for when-issued securities.

         Forward Commitments. Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if each Fund holds, and maintains until the settlement date in a segregated account, liquid securities in an amount sufficient to meet the purchase price, or if each Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. The Fund may realize short-term profits or losses upon the sale of forward commitments.

         Lending of Securities. Each Fund may make secured loans of their portfolio securities amounting to not more than 33 1/3% of the New USA Growth Fund's total assets and 30% of the MFS Fund's total assets, thereby realizing additional income. As a matter of policy, a Fund may make securities loans to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The MFS Fund usually makes such loans only to member banks of the Federal Reserve System and to New York Stock Exchange member firms (and subsidiaries thereof).

         Repurchase Agreements. Each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund's cost plus interest). The New USA Growth Fund may enter into repurchase agreements for up to 33 1/3% of its total assets, of which only 10% may be invested in repurchase agreements which have a maturity of more than seven days. The MFS Fund may only invest 10% of its assets in repurchase agreements maturing in more than seven days. It is each Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities.

         Illiquid Securities. Each Fund may invest to a limited degree in illiquid securities. The MFS Fund may invest up to 15% of its net assets in illiquid securities, while the New USA Growth Fund may invest up to 10% of its net assets in illiquid securities. Each Fund may purchase securities that are not registered under the 1933 Act ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). While the New USA Growth Fund may invest up to 10% of its net assets in illiquid securities, it may only invest up to 5% of its net assets in restricted securities. As a result, the Funds may not be able to sell these securities when its Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of liquid securities. Investment in Rule 144A securities could have the effect of increasing the level of each Fund's illiquidity to the extent that qualified institutional investors become, for a time, uninterested in purchasing the Fund's securities.

         Investments for Temporary Defensive Purposes. During periods of unusual market conditions when its Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, each Fund may make temporary investments in cash or cash equivalents including, but not limited to, obligations of banks with assets of $1 billion or more (including certificates of deposit, bankers' acceptances and repurchase agreements), commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. The New USA Growth Fund may not invest more than 50% of its assets at time of purchase in cash or cash equivalents.

         Foreign Securities; Foreign Currency. Each Fund may invest up to the limit of its total assets specified in its Prospectus (which currently is 10% in the case of the New USA Growth Fund and 25% in the case of the MFS Fund) in securities principally traded in markets outside the United States. Eurodollar certificates of deposit and dollar-denominated American Depositary Receipts ("ADRs") traded in the United States on exchanges or in the over-the-counter market are excluded for purposes of this limitation. Foreign investments can be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities can involve other risks not associated with U.S. investments, including local political or economic developments, exportation or nationalization of assets and imposition of withholding taxes on dividend or interest payments.


         American Depositary Receipts. Each Fund may invest in sponsored or unsponsored ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. The use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. Each Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.


         Forward Contracts on Foreign Currency. Each Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") for hedging purposes. These represent agreements to purchase or sell specified currencies at specified dates and prices. Forward Contracts may be used for hedging to attempt to minimize the risks to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The MFS Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which present greater profit potentials and also involve increased risks. A Fund will profit if the anticipated movements in foreign currency exchange rates occurs, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, a Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss. Each Fund has established procedures consistent with statements of the Commission and its staff regarding the use of Forward Contracts by registered investment companies, which require use of segregated assets of "cover" in connection with the purchase and sale of such Contracts.

         Options on Securities. The New USA Growth Fund may buy exchange-traded put options on individual common stocks, for hedging purposes only. The MFS Fund may purchase call and put options on securities in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, a Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to a Fund.


         The MFS Fund may also write (sell) covered call and put options on securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. In particular, where the MFS Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the MFS Fund's position, the option may be exercised and the MFS Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The MFS Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.


         In certain instances, the MFS Fund may also enter into options on Treasury securities which may be referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

         Options on Stock Indices. Each Fund may purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

         The MFS Fund may also write (sell) covered call and put options on stock indices. The MFS Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

         Each Fund may purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

         Futures Contracts. Each Fund may enter into stock index futures contracts. (Unless otherwise specified, futures contracts on indices are referred to as "Future Contracts"). Each Fund will utilize Futures Contracts for hedging purposes. Purchases or sales of Futures Contracts for hedging purposes are used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which the portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on Futures Contracts purchased by a Fund. A Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits. The MFS Fund may also utilize Futures Contracts for non-hedging purposes, subject to the 1940 Act. Each Fund may buy or sell Futures Contracts, if, at the time the transaction is made and after giving effect thereto, the sum of the aggregate initial margin deposits on all open Futures Contracts is 5.0% or less of the Fund's net assets.

         Options on Futures Contracts. Each Fund may purchase options on stock index futures contracts. (Unless otherwise specified, options on stock index futures contracts are referred to as "Options on Futures Contracts.") With respect to the New USA Growth Fund, such investment strategies will be used for hedging purposes only. The MFS Fund may purchase Options on Futures Contracts for hedging and non-hedging purposes, subject to applicable law. Put and call Options on Futures Contracts may be traded by a Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the portfolios of a Fund than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The MFS Fund may also write Options on Futures Contracts. The writing of such options does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the MFS Fund may suffer a loss on the transaction. The New USA Growth Fund may purchase put and call options on index futures only if, at the time the purchase is made and after giving effect thereto, such premiums are 2.0% or less of the New USA Growth Fund's net assets and are equal to or less than the further limitations described under "Futures Contracts" above.

         Over-the Counter Options and Futures Contracts. The New USA Growth Fund may also buy put and call options on securities indices (linked to the over-the-counter ("OTC") market) and OTC put and call options on securities
indices or customized, equity-based reference instruments.   The New USA Growth
Fund limits its activities in OTC options to transactions with U.S. dealers, specifically leading banks and securities dealers, that are rated by major credit rating organizations, such as Standard & Poor's Corporation and Moody's Investors Service, Inc., as "A" or higher.

         Short Sales. The New USA Growth Fund may enter into short sales. A short sale is a sale of a security not owned by the seller. Short sales may be used to take advantage of an anticipated decline in the price of a security. The proceeds the New USA Growth Fund receives are retained by the broker until the New USA Growth Fund replaces the borrowed security. In addition, at the time a short sale is effected, the New USA Growth Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the New USA Growth Fund purchases it for delivery to the lender. The New USA Growth Fund's obligation to replace the security borrowed in connection with a short sale will be secured by collateral deposited with the broker, consisting of cash or U.S. government securities or other securities acceptable to the broker. In addition, the New USA Growth Fund will be required to deposit cash or U.S. Government securities as collateral in a segregated account with its custodian in an amount such that the value of both collateral deposits is at all times equal to 100% of the current market value of the securities sold short. The deposits do not necessarily limit the New USA Growth Fund's potential loss on a short sale. The New USA Growth Fund may engage in short sales only up to the limit of the market value of its net assets specified in its Prospectus (which is currently 5.0% of net assets and, in regards to the securities of a single issuer, the lesser of 2.0% of net assets or 2.0% of the capital stock of the issuer).

         The New USA Growth Fund may also sell securities short "against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if, at all times when the short position is open, the New USA Growth Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities sold short. Short sales "against the box" are aggregated with other short sales in applying the percentage limitations described above.

         Primes and Scores. The New USA Growth Fund may invest in the securities of unit investment trusts ("UITs") whose units are divided into "prime" and "score" components subject to the limitations and restrictions imposed by applicable provisions of the 1940 Act. These securities are divided into two separate components, each of which may be separately traded on a stock exchange. One component carries the dividend and voting rights of the common stock underlying the UIT (i.e., the "prime" component) while the other component carries the right to its capital appreciation, if any, over a specified price (i.e., the "score" component). The presently applicable provisions of the 1940 Act require that the New USA Growth Fund and affiliated persons of the New USA Growth Fund not own together (i) more than 3.0% of the total outstanding stock of any one UIT, (ii) the securities of any single UIT having an aggregate value in excess of 5.0% of the value of the New USA Growth Fund's total assets and (iii) securities of all UITs having an aggregate value in excess of 10% of the value of the Fund's total assets.

         Fixed Income Securities. The MFS Fund may invest to a limited extent in fixed income securities. The net asset value of the shares of an open-end investment company which may invest to a limited extent in fixed income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. The MFS Fund may also invest in fixed income securities rated Baa by Moody's Investor's Service, Inc. or BBB by Standard & Poor's Rating Services and Fitch Investor's Service, Inc. and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.


         Lower-Rated Fixed Income Securities. The MFS Fund may invest to a limited extent in lower-rated fixed income securities or comparable unrated securities. These lower-rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower-rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. Furthermore, the liquidity of these lower-rated securities may be affected by the market's perception of their credit quality. Therefore, the MFS Fund Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market. No minimum rating standard is required by the MFS Fund. To the extent the MFS Fund invests in these lower-rated fixed income securities, the achievement of its investment objective may be more dependent on the MFS Fund Adviser's own credit analysis than in the case of a fund investing in higher quality bonds.


         Corporate Asset-Backed Securities. The MFS Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

         Emerging Market Securities. Consistent with the MFS Fund's objective and policies, the MFS Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The MFS Fund's Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

         Loans and Other Direct Indebtedness. The MFS Fund may purchase loans and other direct indebtedness. In purchasing a loan, the MFS Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. These loans and other direct indebtedness are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities. Certain of the loans and other direct indebtedness acquired by the MFS Fund may involve revolving credit facilities or other standby financing commitments which obligate the MFS Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the MFS Fund to increase its investment in a company at a time when the MFS Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other liquid obligations in an amount sufficient to meet such commitments.

         Options on Foreign Currencies. The MFS Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the MFS Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the MFS Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Forward Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

                              ____________________

         The investment policies of the New USA Growth Fund and the MFS Fund and the investment objective of the MFS Fund described above may be changed without shareholder approval, but the investment objective of the New USA Growth Fund described above may not be changed without shareholder approval.

         Fundamental Investment Restrictions. The investment restrictions summarized below are fundamental and may not be changed without the approval of the holders of a majority of outstanding shares (as defined in the 1940 Act) of the New USA Growth Fund or the MFS Fund, as applicable.

         The MFS Fund may only borrow money as a temporary measure for extraordinary or emergency purposes and the New USA Growth Fund may borrow for leverage purposes from a bank or through reverse repurchase agreements. Each Fund must maintain asset coverage of at least 300% for all such borrowings.
The New USA Growth Fund may borrow up to 15% of its total assets, while the MFS Fund may borrow up to 33 1/3% of its total assets. The MFS Fund may not pledge, mortgage or hypothecate more than 15% of its total assets to secure permitted borrowings (for the purpose of this restriction, collateral arrangements with respect to options, futures contracts, options on futures contracts, forward contracts and options on foreign securities and payment of initial and variation margin in connection therewith, are not considered a pledge of assets). The New USA Growth Fund may not pledge, mortgage or hypothecate any of its assets, except in connection with permissible borrowings and permissible options or other hedging transactions.

         Neither Fund may underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

         Neither Fund may concentrate its investments in any particular industry, provided, however, that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. If it is deemed appropriate for the achievement of its investment objective, up to 25% of each Fund's assets may be invested, at market value at the time of each investment, in securities of issuers in any one industry.

         Neither Fund may purchase or sell real estate, mineral leases, commodities or commodity contracts, except each Fund may (a) purchase or sell readily marketable securities which are secured by interests in real estate or issued by companies which deal in real estate, including real estate investment trusts; and (b) engage in certain options, futures contracts, and options on futures contracts in the ordinary course of business. The New USA Growth Fund may not invest in oil, gas or mineral exploration or development leases and programs. The MFS Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

         Neither Fund may make loans to other persons except that each Fund may
(a) purchase obligations in which the Fund is authorized to invest and (b) invest in repurchase agreements. The New USA Growth Fund may lend up to 25% of its portfolio securities. The MFS Fund may lend up to 30% of the market value of its total assets. Not more than 10% of the MFS Fund's total assets (taken at market value) may be subject to repurchase agreements maturing in more than seven days.

         Neither Fund may issue any senior security, as that term is defined in the 1940 Act, except with respect to permitted borrowings. Collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margins and, repurchase agreements are not deemed to be the issuance of a senior security.

         The New USA Growth Fund may not:

         (i) Invest in the aggregate, more than 5% of its net assets in restricted securities;

         (ii) Invest, in the aggregate, more than 10% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity; or

         (iii) Invest in securities of any issuer if the officers and directors of New USA Mutual Funds or NURM owning beneficially more than one-half of one percent of the securities of that issuer together as a group own beneficially more than 5% of the securities of that issuer.

         The MFS Fund may not:



         (i) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the MFS Trust, or is a member, partner, officer or director of the Adviser of the MFS Fund, if after the purchase of the securities of such issuer by the MFS Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

          (ii) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short- term credit as may be necessary for the clearance of purchases and sales of securities and the MFS Fund may make margin deposits in connection with futures contracts, options on futures contracts, forward contracts and options on foreign currencies;

         (iii) Sell any security which the MFS Fund does not own, unless by virtue of its ownership of other securities the MFS Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold, and provided that if such right is conditional, the sale is made upon equivalent conditions;

          (iv) Purchase securities issued by any other registered investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the MFS Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and provided further, that the MFS Fund will not purchase securities issued by an open-end investment company;

           (v) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the MFS Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, and indices of securities or foreign currencies, and with respect to futures contracts;

           (vi) Purchase the securities of any issuer (except U.S. Government securities) if, as a result, more than 5% of the MFS Fund's total assets would be invested in that issuer;

          (vii) Purchase the voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the MFS Fund, or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the MFS Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class; or

         (viii) The MFS Fund may not invest in companies for the purpose of exercising control or management.

         Non-fundamental Investment Policies. As described below, each Fund has certain operating policies which are not fundamental and may be changed without shareholder approval.

         The New USA Growth Fund may not:

           (i) Invest more than 10% of the value of its net assets, with no more than 5% in any one issuer, in securities of companies which have not had a record, together with their predecessors, of at least three years of continuous operations;

          (ii) Invest in securities of other investment companies except in the open market where no commission except the ordinary broker's commission is paid, or as part of a merger, consolidation or acquisition of assets, and other than primes and scores. In no event may the New USA Growth Fund invest in such securities if immediately thereafter such securities would constitute more than 5% of the total assets of the New USA Growth Fund;

         (iii) Acquire or dispose of put, call, straddle or spread options except as described in the New USA Growth Fund Prospectus, provided that, at the time the purchase is made and after giving effect thereto, the aggregate premiums paid on all such unexpired options are 5% or less of the New USA Growth Fund's net assets, except that the Fund may purchase put and call options on index futures only if, at the time the purchase is made and after giving effect thereto, such premiums are 2% or less of the Fund's net assets;

          (iv) Buy or sell index futures contracts, unless at the time the transaction is made and after giving effect thereto, the sum of the aggregate initial margin deposits on all open index futures contracts and the premiums paid on all unexpired options on index futures is 5% or less of the New USA Growth Fund's net assets;

           (v) Engage in short sales of securities, including, without limitation, short sales "against the box," unless, at the time the short sale is made and after giving effect thereto, the aggregate market value of all securities sold short is less than or equal to 5% of the New USA Growth Fund's net assets, or unless in connection with permissible futures transactions;

          (vi) Invest more than 10% of the market value of its total assets in securities of unit investment trusts whose units are divided into "prime" and "score" components;

         (vii) Invest in any issuer for the purpose of exercising control or management;

         (viii) Invest in warrants, which when valued at the lower of cost or market, would be in excess of 5.0% of the value of the New USA Growth Fund's net assets. Included in such amount, but not to exceed 2.0% of the value of the New USA Growth Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the New USA Growth Fund in units or attached to securities may be deemed to be without value; or

          (ix) Invest in the aggregate, more than 10% of its total assets in foreign securities (not including American Depositary Receipts and Eurodollar Certificates of Deposit).

         The MFS Fund may not:

           (i) Knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements), unless the Board of Trustees of the MFS Trust has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 15% of the MFS Fund's total assets (taken at market value) would be so invested;

          (ii) Invest more than 5.0% of its total assets in companies which, including their respective predecessors, have a record of less than three years' continuous operations; or

         (iii) Pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed 33 1/3%.

RISK FACTORS


         Due to the similarities in the investment objectives and techniques of the New USA Growth Fund and the MFS Fund, the risks involved in investment in the Funds, as referred to in the subsection entitled "Investment Objectives, Policies and Restrictions" of this "Special Factors" section, can be considered similar. For a further discussion of the investment objectives, policies and restrictions applicable to the MFS Fund and the New USA Growth Fund, and the risks of investing in each Fund, see "Investment Objectives, Policies and Restrictions" herein and the discussions under "Investment Techniques" and "Additional Risk Factors" in the accompanying prospectus of MFS Emerging Growth Fund.


         In addition to the Risk Factors discussed herein and therein, it should be noted that the MFS Fund may purchase combination of options known as "straddles," futures contracts for non-hedging purposes, options on foreign currencies, emerging market securities, corporate asset-backed securities, loans and other direct indebtedness and lower-rated fixed income securities. The following sets forth the risks associated with the foregoing types of investments and should be considered by shareholders of the New USA Growth Fund in their evaluation of the proposed Reorganization:

         With respect to the writing of straddles on securities, the MFS Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the MFS Fund with two simultaneous premiums on the same security, but involve additional risk, since the MFS Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Transactions in futures contracts for non-hedging purposes intended to increase portfolio returns involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. Transactions in futures contracts for other than hedging purposes could expose the MFS Fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss. While the MFS Fund will enter into futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. The inability to close out futures positions, therefore, could have an adverse impact on the MFS Funds' ability effectively to hedge its portfolio, and could result in trading losses. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of contract during a single trading day. Prices have in the past moved the daily limit on a number of consecutive trading days. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments. Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses and the margin requirements associated with such transactions could expose the MFS Fund to greater risk than that involved in such a transaction entered into for hedging purposes.


         Options on foreign currencies are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board of Options Exchange, subject to Commission regulation. In an over-the-counter trading environment many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser or an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. The purchase and sale of exchange-traded foreign currency options is subject to the risks of the availability of a liquid secondary market, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political economic events.



         In addition, investing in options on foreign currencies is subject to the risk of governmental actions affecting the trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the MFS Fund. The value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies. Unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the MFS Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the MFS Fund to respond to such events in a timely manner. Settlements of exercises of foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.



         The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the MFS Fund is uninvested and no return is earned thereon. The inability of the MFS Fund to make intended security purchases due to settlement problems could cause the MFS Fund to miss attractive investment opportunities.
Inability to dispose of portfolio securities due to settlement problems could result in losses to the MFS Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity to the purchaser. Certain markets may require payment for securities before delivery and in such markets the MFS Fund bears the risk that the securities will not be delivered and that the MFS Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The MFS Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the MFS Fund of any restrictions on investments. Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the MFS Fund.



         Investing in corporate asset-backed securities presents certain risks. These securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return. Delinquency or loss in excess of that anticipated or failure of credit support could also adversely affect the return on an investment in such a security.


         The MFS Fund's ability to receive payment of principal, interest and other amounts due in connection with loans and other direct indebtedness will depend primarily on the financial condition of the borrower. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the MFS Fund. For example, if a loan or other direct indebtedness is foreclosed, the MFS Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories or lender liability, the MFS Fund could be held liable. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the MFS Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.


         Investments in lower-rated fixed income securities, while generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities. Because yields may vary over time, no specified level of income can ever be assured. In particular, securities rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Service or by Fitch Investors Services, Inc. or comparable unrated securities (commonly known as "junk bonds") are considered speculative. In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the MFS Fund's lower-rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the MFS Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the MFS Fund's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the MFS Fund but will be reflected in the net asset value of shares of the MFS Fund. The market for these lower-rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower-rated securities may be affected by the market's perception of their credit quality.


         Although the New USA Growth Fund may not participate in the aforementioned investments, the New USA Growth Fund may enter into short sales and invest in primes and scores, investment company securities, over-the-counter options on stock indexes, foreign currency futures contracts and employ leverage to purchase securities.

            PROPOSAL TO APPROVE AGREEMENT AND PLAN OF REORGANIZATION

GENERAL

         The shareholders of the New USA Growth Fund are being asked to approve the Agreement between the MFS Trust, on behalf of the MFS Fund, and New USA Mutual Funds, on behalf of the New USA Growth Fund. A copy of the Agreement is attached as Exhibit A. Detailed information with respect to the MFS Fund is set forth in the MFS Fund Prospectus, which is enclosed with this Proxy Statement and Prospectus. The Reorganization will consist of (i) the transfer of all of the assets of the New USA Growth Fund to the MFS Fund in exchange solely for the issuance to the New USA Growth Fund of MFS Fund Shares and the assumption by the MFS Fund of the stated liabilities of the New USA Growth Fund as set forth on a schedule of assets and liabilities delivered by New USA Mutual Funds to the MFS Trust on the Closing Date, (ii) the distribution, promptly after the Closing Date of the MFS Fund Shares to the shareholders of the New USA Growth Fund in liquidation of the New USA Growth Fund and (iii) the liquidation and termination of New USA Mutual Funds. The number of MFS Fund Shares to be issued upon the consummation of the Reorganization will be calculated on the basis of the net asset value of the New USA Growth Fund and the net asset value of the MFS Fund Shares, as more fully described under "Description of Agreement."

         The Agreement and the transactions provided for therein were approved by the Board of Directors of New USA Mutual Funds and the Board of Trustees of the MFS Trust on March 4, 1997 and December 11, 1996, respectively.

REASONS FOR THE PROPOSED REORGANIZATION

         The Board of New USA Mutual Funds believes that the proposed Reorganization will be to the advantage of the shareholders of the New USA Growth Fund.

         In determining to approve the Reorganization, the Directors considered a variety of factors, including the following:

         (1) the capabilities and resources of MFS to serve as investment adviser and administrator of the MFS Fund;

         (2) the current asset size of the New USA Growth Fund and the MFS Fund, including recent sales and redemptions, and the greater economies of scale and diversity of investments that would be achieved for shareholders of the New USA Growth Fund as investors in a substantially larger portfolio;

         (3) the capabilities and resources of MFD and MFSC to serve as distributor and shareholder servicing agent, respectively, of the MFS Fund;

         (4) the ability of the shareholders of the MFS Fund to exchange their shares for a wider variety of portfolios with differing investment objectives than are available to shareholders of the New USA Growth Fund;

         (5) the terms and conditions of the Reorganization Agreement, including the fact that the New USA Growth Fund would not bear the expenses of the Reorganization;

         (6) the fee structure and services of MFS under the management arrangements for the MFS Fund; and comparative management and advisory fee structures for funds with similar investment objectives; and profitability data supplied by MFS relating to its operations of the MFS Fund;

         (7) the substantial similarity of the investment objectives and policies of the New USA Growth Fund and the MFS Fund;

         (8) the possibility that association with MFS will help to achieve and sustain higher net asset values for shareholders of the New USA Growth Fund; and

         (9) the different sales charge structure offered by the MFS Fund and somewhat broader range of shareholder services available from the MFS Fund.

         The Directors also considered the advantages and disadvantages of the Reorganization to the shareholders of the New USA Growth Fund. These considerations included the following, among others:

         (1) Following the Reorganization, shareholders would, as shareholders of the MFS Fund, be shareholders of a Fund with a substantially larger asset base. This larger asset base may permit enhanced portfolio management, flexibility and a greater portfolio diversification. The Directors also considered, however, that there can be no assurance that a greater asset base will in fact result in enhanced investment performance. The Directors further considered that the MFS Fund has significantly lower management fees and overall expenses than the New USA Growth Fund.

         (2) As shareholders of the MFS Fund, shareholders will enjoy exchange privileges into many other funds (approximately 50 funds in the MFS family of funds, as compared to no other New USA Mutual Funds).

         (3) Class A shares of the MFS Fund are subject to Rule 12b-1 fees at the annual rate of 0.35% of net assets, as compared to the 1.0% maximum rate for the New USA Growth Fund.

                            DESCRIPTION OF AGREEMENT

         The following explanation of the Agreement is a summary, does not purport to be complete, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement. A copy of the Agreement is attached hereto as Exhibit A to this Proxy Statement and Prospectus and should be read in its entirety. Paragraph references are to the numbered paragraphs of the Agreement.

         METHOD OF CARRYING OUT REORGANIZATION. If shareholders of the New USA Growth Fund holding at least a majority (as described in the section entitled "Voting Rights and Required Vote" below) of the New USA Growth Fund shares issued and outstanding and entitled to vote at the meeting approve the Agreement, the Reorganization will be consummated promptly after all the various conditions to the obligations of each of the parties are satisfied (see Agreement paragraphs 4 through 8). The Reorganization will be effected as soon as practicable after this shareholder approval is obtained, but in no event later than July 31, 1997 (the "Closing Date").

         On the Closing Date, the New USA Growth Fund will transfer all of its assets to the MFS Fund in exchange for (i) MFS Fund Shares having an aggregate net asset value equal to the value of the assets, less the stated liabilities of the New USA Growth Fund as so determined and set forth on a schedule of assets and liabilities delivered by New USA Mutual Funds to the MFS Trust on the Closing Date, determined as of the close of business on the last business day preceding the Closing Date (the "Valuation Date") and (ii) the assumption by the MFS Fund of all of the New USA Growth Fund's stated liabilities as set forth on such schedule (see Agreement paragraphs 1 and 2). New USA Mutual Funds will distribute as of the Closing Date such MFS Fund Shares pro rata to its shareholders of record, determined as of the Valuation Date, in exchange for their shares of the New USA Growth Fund.

         The net asset value of the MFS Fund Shares and the value of the New USA Growth Fund's assets and the amount of its liabilities will be determined in accordance with the valuation procedures set forth in the Declaration of Trust and By-laws of the MFS Trust and the MFS Fund's current Prospectus and SAI (see "Net Asset Value" in the MFS Fund Prospectus). No initial sales charge will be imposed on the MFS Fund Shares delivered in exchange for the assets of the New USA Growth Fund.

         SURRENDER OF SHARE CERTIFICATES. Shareholders of the New USA Growth Fund whose shares of beneficial interest are represented by one or more share certificates should, prior to the Closing Date, either surrender such certificates to the New USA Growth Fund or deliver to the New USA Growth Fund an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the New USA Growth Fund may require (collectively, an "Affidavit"). On the Closing Date, all certificates which have not been so surrendered will be deemed to be cancelled, will no longer evidence ownership of shares of the New USA Growth Fund and shall not evidence, but will evidence the right to receive, ownership of MFS Fund Shares relating thereto. Shareholders of the New USA Growth Fund who have not surrendered their certificates or delivered an Affidavit may not redeem or transfer the MFS Fund Shares received in the Reorganization until such certificates are surrendered or an Affidavit is received by MFSC, the MFS Fund's shareholder servicing agent. Such shareholders will, however, receive distributions payable by the MFS Fund. The MFS Fund will not issue share certificates in connection with the Reorganization, except in connection with pledges and assignments and in certain other limited circumstances.

         CONDITIONS PRECEDENT TO CLOSING. The obligation of the New USA Growth Fund to transfer its assets to the MFS Fund pursuant to the Agreement is subject, at its election, to the satisfaction of certain conditions precedent, including performance by the MFS Fund of all acts and undertakings required to be performed under the Agreement, the receipt of certain documents from the MFS Fund, the receipt of an opinion of Stephen E. Cavan, General Counsel and Senior Vice President of MFS, and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement paragraphs 4 through 8).

         The MFS Fund's obligation to consummate the Reorganization is subject, at its election, to the satisfaction of certain conditions precedent, including the performance by the New USA Growth Fund of all acts and undertakings to be performed under the Agreement, the receipt of certain documents and financial statements from the New USA Growth Fund, the receipt of an opinion of counsel to the New USA Growth Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement paragraphs 4 through 8).

         The obligations of both Funds are subject to the receipt of approval and authorization of the Agreement by the vote of not less than a majority of the shares of the New USA Growth Fund issued and outstanding and entitled to vote (as defined in the section entitled "Voting Rights and Required Vote" below) (see Agreement paragraph 8.1) and the receipt of favorable opinions of legal counsel as to the federal income tax consequences of the transaction (see Agreement paragraph 8.6).


         EXPENSES OF THE REORGANIZATION. Except to the extent that another party has agreed to bear certain expenses in connection with the Reorganization, each party shall bear its own expenses. Pursuant to an agreement between NURM and New USA Mutual Funds dated March 6, 1997, whether or not the Reorganization closes, NURM has agreed to pay all of the following expenses associated with the
Reorganization: (a) fees of Berkshire Capital Corporation, Inc., financial advisor to ODS, the parent of NURM, in connection with the transaction; (b) legal fees relating to the transaction (except for legal fees payable for counsel to the independent directors of New USA Mutual Funds); (c) costs of obtaining an exemptive order from the Commission regarding the transaction; (d) costs of a press release announcing the transaction; (e) costs of stickers for the prospectus of the New USA Growth Fund related to the transaction; (f) proxy costs including filing, printing, mailing and proxy solicitation costs related to the transaction; (g) costs for holding the Board meetings of the New USA Mutual Funds (excluding directors' fees) related to the transaction; (h) costs of holding the New USA Growth Fund shareholder meeting related to the transaction; (i) fees and expenses of outside accountants related to the transaction; and (j) Directors' and Officers' Liability Insurance coverage for three years following consummation of the transaction.


                                 CAPITALIZATION

         The following table sets forth the capitalization of the MFS Fund (with respect to Class A shares) and the New USA Growth Fund as of February 24, 1997, and the pro forma combined capitalization of both Funds as if the Reorganization had occurred on that date. The table reflects a pro forma exchange ratio of approximately 0.4146 MFS Fund Shares being issued for each share of the New USA Growth Fund. If the Reorganization is consummated, the actual exchange ratio on the Closing Date may vary from the ratio indicated due to changes in the market value of the portfolio securities of both the MFS Fund and the New USA Growth Fund between February 24, 1997 and the Valuation Date, changes in the relative asset size of each Fund, and changes in the amount of undistributed net investment income of the MFS Fund and the New USA Growth Fund during that period resulting from income and distributions and changes in the accrued liabilities of the MFS Fund and the New USA Growth Fund during the same period.



                         FEBRUARY 24, 1997 (UNAUDITED)

                                                      THE MFS FUND    THE NEW USA GROWTH    PRO-FORMA
                                                        CLASS A              FUND            COMBINED
            Net Assets (in millions)  . . . . . . . .  $2,648.6           $203              $2,851.6
            Net Asset Value per Share . . . . . . . .  $ 31.58            $13.09            $31.58
            Shares outstanding (in thousands) . . . .  83,859.4           15,538            90,301.6(1)
            Shares Authorized . . . . . . . . . . . .  Unlimited          200,000,000       Unlimited

(1) If the Reorganization had taken place on February 24, 1997, the New USA Growth Fund would have received 6,442,252 MFS Fund Shares, which would be available for distribution to its shareholders.

         No assurances can be given as to the number of MFS Fund Shares the New USA Growth Fund will receive on the Closing Date. The foregoing is merely an example of what the New USA Growth Fund would have received and distributed had the Reorganization been consummated on February 24, 1997, and should not be relied upon to reflect the amount that will actually be received on or after the Closing Date.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

         The consummation of the Reorganization is subject to the receipt of favorable opinions of Gibson, Dunn & Crutcher LLP, counsel to New USA Mutual Funds, and Bingham, Dana & Gould LLP, counsel to the MFS Fund, substantially to the effect that, for federal income tax purposes:


           (i) the acquisition by the MFS Fund of all of the assets of the New USA Growth Fund solely in exchange for MFS Fund Shares and the assumption by the MFS Fund, of the New USA Growth Fund's stated liabilities as set forth on a schedule of assets and liabilities delivered by New USA Mutual Funds to the MFS Trust, followed by the distribution by the New USA Growth Fund of MFS Fund Shares in complete liquidation to shareholders of the New USA Mutual Funds in exchange for their shares of New USA Mutual Funds and the termination of New USA Mutual Funds, will constitute a reorganization within the meaning of
                 Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and New USA Mutual Funds and the MFS Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;


          (ii) no gain or loss will be recognized by New USA Mutual Funds upon the transfer of all of its assets to the MFS Fund solely in exchange for MFS Fund Shares and the assumption by the MFS Fund of the New USA Growth Fund's stated liabilities as set forth on a schedule of assets and liabilities delivered by New USA Mutual Funds to the MFS Trust and upon the distribution to the shareholders of New USA Mutual Funds of such MFS Fund Shares pursuant to the Agreement;

         (iii) no gain or loss will be recognized by the MFS Fund upon the receipt of the assets of the New USA Growth Fund solely in exchange for MFS Fund Shares and the assumption by the MFS Fund of the New USA Growth Fund's stated liabilities as set forth on a schedule of assets and liabilities delivered by the New USA Mutual Funds to the MFS Trust;

          (iv) the tax basis of the assets of the New USA Growth Fund acquired by the MFS Fund pursuant to the Agreement will be, in each instance, the same as the tax basis of those assets in the hands of the New USA Growth Fund immediately prior to the transfer;

           (v) the holding period of the assets of the New USA Growth Fund acquired by the MFS Fund pursuant to the Agreement will include, in each instance, the holding period of such assets in the hands of the New USA Growth Fund;


          (vi) the shareholders of New USA Mutual Funds will not recognize gain or loss upon the exchange of all of their New USA Mutual Funds shares solely for MFS Fund Shares as pursuant to the Agreement;



         (vii) the tax basis of the MFS Fund Shares to be received by each New USA Mutual Funds shareholder pursuant to the Agreement will be, in the aggregate, the same as the tax basis, in the aggregate, of the shares of New USA Mutual Funds surrendered by such shareholder in exchange therefor; and

         (viii) the holding period of the MFS Fund Shares to be received by each New USA Mutual Funds shareholder pursuant to the Agreement will include the holding period of the shares of the New USA Growth Fund surrendered by such shareholder in exchange therefor, provided the shares of the New USA Growth Fund were held by such shareholder as capital assets on the date of the exchange.

         In rendering their opinions, counsel will rely upon and assume as correct on the date thereof and as of the Closing Date, the information contained in this Proxy Statement and Prospectus, and certain representations as to factual matters made by MFS Fund and New USA Mutual Funds. Any inaccuracy or change with respect to the information or representations supporting such assumptions, or any past or future actions by MFS Fund or New USA Mutual Funds contrary to such representations, could adversely affect the conclusions reached therein.

         The opinions of counsel will be based on the federal income tax laws in effect as of the date thereof, including the Code, applicable Treasury Regulations, published rulings and administrative practices of the Internal Revenue Service and court decisions, which are subject to change with possible retroactive effect. These opinions will represent counsels' best legal judgment as to the matters addressed therein, but will not be binding on the Internal Revenue Service or the courts. Any change in such authorities might affect the conclusions stated therein.


         SHAREHOLDERS OF NEW USA GROWTH FUND SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE REORGANIZATION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. SINCE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION, SHAREHOLDERS OF THE NEW USA GROWTH FUND SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES, IF ANY, OF THE REORGANIZATION.

                      COMPARATIVE PERFORMANCE INFORMATION

TOTAL RETURN

         The table below indicates the total return (with capital gains and all dividends and distributions reinvested) on a hypothetical investment of $1,000 in shares of the New USA Growth Fund and Class A shares of the MFS Fund covering the indicated periods.

VALUE OF $1,000 INVESTMENT IN THE NEW USA GROWTH FUND

                                                                 Net Asset
                                              Net Asset          Value of                                         Total Return
                                              Value of         Investment on          Total Return              Not Giving Effect
                                            Investment on    December 31, 1996      Giving Effect                 to the Sales
                                          December 31, 1996   Not Giving Effect   to the Sales Charge*               Charge
                   Investment  Amount of   Giving Effect to     to the Sales      --------------------        -------------------
Investment Period     Date    Investment   the Sales Charge*       Charge*        Cumulative   Annualized    Cumulative   Annualized
-----------------  ---------- ----------  ------------------ ------------------  ----------   ----------    ----------   ----------
April 29, 1992 +
to December 31,
1996....             4/29/92    $1,000        $1,880.04         $1,978.74          88.00%       14.44%        97.87%       15.70%
1 Year ended
December 31,
1996....              1/1/96    $1,000        $1,148.85         $1,209.31          14.88%       14.84%        20.93%       20.87%

---------------
*   The current maximum sales charge is 5.00%.
+   Commencement of investment operations.

                   VALUE OF $1,000 INVESTMENT IN THE MFS FUND



                                                                 Net Asset
                                              Net Asset          Value of
                                              Value of         Investment on
                                            Investment on      December 31,            Total Return                Total Return
                                            December 31,           1996               Giving Effect             Not Giving Effect
                                                1996            Not Giving          to the Sales Charge*       to the Sales Charge
                   Investment  Amount of   Giving Effect to    Effect to the        --------------------       -------------------
Investment Period     Date    Investment  the Sales Charge*    Sales Charge       Cumulative   Annualized    Cumulative   Annualized
-----------------  ---------- ----------  -----------------    -------------      ----------   ----------    ----------   ----------
December 29, 1986 to
  December 31, 1996  12/29/86   $1,000        $5,839.89          $6,191.74         483.99%       19.30%        511.17%     20.00%

5 years ended
  December 31, 1996    1/1/91   $1,000        $2,224.49          $2,359.40         122.45%       17.34%        135.94%     18.73%

1 Year ended
  December 31, 1996    1/1/96   $1,000        $1,081.83          $1,147.84           8.19%        8.18%         14.78%     14.78%


*    The current maximum sales charge is 5.75%.

         Each Fund calculates its total rate of return for a certain period by determining the average annual compounded rates of return over the period that would cause an investment of $1,000 (made at net asset value with all distributions reinvested) to reach the value of that investment at the end of the period. If total rate of return gives effect to a sales charge, then the investment of $1,000 will be reduced by the applicable sales charge (5.00% maximum in the case of the New USA Growth Fund and 5.75% maximum in the case of the MFS Fund).

                            BUSINESS OF THE MFS FUND

FINANCIAL INFORMATION

         For the Condensed Financial Information of the MFS Fund, see "Condensed Financial Information" in the MFS Fund Prospectus and the MFS Fund Annual Report.

GENERAL

         For a discussion of the organization and operation of the MFS Fund see "The Fund" and "Information Concerning Shares of the Fund -- Description of Shares, Voting Rights and Liabilities" in the MFS Fund Prospectus, and "MFS Shares and Purchase of MFS Shares" below.

INVESTMENT OBJECTIVE AND POLICIES

         For a discussion of the MFS Fund's investment objective and policies, see "Investment Objective and Policies" in the MFS Fund Prospectus.

TRUSTEES

         For a discussion of the responsibilities of the MFS Trust's Board of Trustees, see "The Fund" and "Management of the Fund" in the MFS Fund Prospectus.

INVESTMENT ADVISER AND DISTRIBUTOR

         For information concerning the MFS Fund's investment adviser and distributor, see "Management of the Fund," "Information Concerning Shares of the Fund -- Purchases" and "Information Concerning Shares of the Fund -- Distribution Plan" in the MFS Fund Prospectus.

EXPENSES

         For a discussion of the MFS Fund expenses, see "Expense Summary," "Condensed Financial Information," "Management of the Fund" and "Information Concerning Shares of the Fund -- Distribution Plan" in the MFS Fund Prospectus.

CUSTODIAN AND TRANSFER AGENT

         For a description of the MFS Fund's custodian and transfer agent, see "Shareholder Services" and the back cover of the MFS Fund Prospectus.

MFS FUND SHARES AND PURCHASE OF MFS FUND SHARES

         For a description of MFS Fund Shares, see "Condensed Financial Information" and "Information Concerning Shares of the Fund -- Description of Shares, Voting Rights and Liabilities" in the MFS Fund Prospectus.

         For a description of how shares of the MFS Fund may be purchased or exchanged, see "Information Concerning Shares of the Fund -- Purchases," "Information Concerning Shares of the Fund -- Exchanges" and "Shareholder Services" in the MFS Fund Prospectus.

REDEMPTION OF THE MFS FUND SHARES


         For a discussion of how the MFS Fund Shares may be redeemed, see "Information Concerning Shares of the Fund -- Redemptions and Repurchases" in the MFS Fund Prospectus. Shareholders of the New USA Growth Fund whose shares are represented by certificates will be required to surrender their certificates for cancellation or deliver an Affidavit to the New USA Growth Fund or MFSC, the MFS Fund's transfer agent, in order to redeem or transfer the MFS Fund Shares received in the Reorganization.


DIVIDENDS, DISTRIBUTIONS AND TAXES


         For information concerning the MFS Fund's policy with respect to dividends, distributions and taxes, see "Information Concerning Shares of the Fund -- Distributions," "Information Concerning Shares of the Fund -- Tax Status" and "Shareholder Services" in the MFS Fund Prospectus.


                      BUSINESS OF THE NEW USA GROWTH FUND

FINANCIAL INFORMATION

         For the condensed financial information of the New USA Growth Fund, see "Financial Highlights" in the New USA Growth Fund Prospectus and "Financial Highlights" in the New USA Growth Fund Annual Report.

GENERAL

         For a discussion of the organization and operation of the New USA Growth Fund, see "The Fund" and "Management of the Fund" in the New USA Growth Fund Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

         For a discussion of the New USA Growth Fund's investment objective and policies, see "Investment Objective and Policies of the Fund," "Risk Factors," and "Other Investment Policies and Techniques" in the New USA Growth Fund Prospectus.

DIRECTORS

         For a discussion of the responsibilities of New USA Mutual Funds' Board, see "Management of the Fund" in the New USA Growth Fund Prospectus.

INVESTMENT ADVISER AND DISTRIBUTOR

         For information concerning the New USA Growth Fund's investment adviser and distributor, see "The Manager" and "Management of the Fund," in the New USA Growth Fund Prospectus.

EXPENSES

         For a discussion of the New USA Growth Fund's expenses, see "Fees and Expenses of the Fund," "Financial Highlights," "The Manager," "Management of the Fund," "Distribution Plan" and "Money Market Exchange Privilege" in the New USA Growth Fund Prospectus, and the New USA Growth Fund Annual Report.

CUSTODIAN AND TRANSFER AGENT

         For a description of the New USA Growth Fund's custodian and transfer agent, see "Management of the Fund," and the back cover of the New USA Growth Fund Prospectus.

NEW USA GROWTH FUND SHARES AND PURCHASE OF THE NEW USA GROWTH FUND SHARES

         For a description of the New USA Growth Fund's shares, see "Financial Highlights," "How to Invest in the Fund" and "How the Fund's Per Share Value is Determined" in the New USA Growth Fund Prospectus.

         For a description of how the New USA Growth Fund shares may be purchased or exchanged, see "How to Invest in the Fund" and "Money Market Exchange Privilege" in the New USA Growth Fund Prospectus.

REDEMPTION OF THE NEW USA GROWTH FUND SHARES

         For a discussion of how the New USA Growth Fund shares may be redeemed, see "How to Redeem an Investment in the Fund" in the New USA Growth Fund Prospectus.

DIVIDENDS, DISTRIBUTION AND TAXES

         For information concerning the New USA Growth Fund's policy with respect to dividends, distributions and taxes, see "Dividends and Distributions" and "Taxation" in the New USA Growth Fund Prospectus.

                              NO APPRAISAL RIGHTS

         Shareholders are not entitled to any rights of share appraisal under New USA Mutual Funds' Articles of Incorporation, Bylaws or under the laws of the state of Maryland in connection with the Reorganization. Shareholders have, however, the right to redeem from the New USA Growth Fund their New USA Growth Fund shares at net asset value subject to any applicable CDSC until the Closing Date of the Reorganization, and thereafter shareholders may redeem from the MFS Fund the Class A shares issued to them in the Reorganization. Shareholders are not entitled to any preemptive rights under New USA Mutual Funds' Articles of Incorporation, Bylaws or under the laws of the state of Maryland in connection with the Reorganization.

                                 LEGAL MATTERS


         Certain legal matters in connection with the issuance of the MFS Fund Shares will be passed upon for the MFS Fund by Stephen E. Cavan, Esq., General Counsel and Senior Vice President of MFS, the Adviser to the MFS Fund.


                                    EXPERTS

         The financial statements of the MFS Fund incorporated in this Proxy Statement and Prospectus by reference to the Annual Report to Shareholders for the year ended November 30, 1996, have been so incorporated in reliance on the report of Deloitte & Touche LLP, independent certified public accountants, given on the authority of said firm as experts in auditing and accounting.

         The financial statements of the New USA Growth Fund incorporated in this Proxy Statement and Prospectus by reference to the Annual Report to Shareholders for the year ended January 31, 1997, and by reference to the New USA Growth Fund's SAI dated May 17, 1996, as supplemented, into which the Annual Report to Shareholders for the year ended January 31, 1996 was incorporated by reference, have been so incorporated in reliance on the reports of Arthur Andersen LLP, independent certified public accountants, given on the authority of said firm as experts in auditing and accounting.

                             AVAILABLE INFORMATION


         The Funds are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information filed by the Funds can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at Seven World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and copies may also be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission maintains a Web site that contains reports, proxy and information statements and other information filed electronically with the Commission at http://www.sec.gov.


                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE MFS FUND AND THE NEW USA GROWTH FUND

         To the knowledge of the MFS Fund, as of February 24, 1997, no person owned of record or beneficially 5% or more of the outstanding Class A shares of the MFS Fund. To the knowledge of the New USA Growth Fund, as of February 24, 1997, no person owned of record or beneficially 5% or more of the outstanding shares of the New USA Growth Fund.

         As of February 24, 1997, the Trustees and officers of the MFS Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the MFS Fund. As of February 24, 1997, the directors and officers of New USA Mutual Funds, as a group, owned in the aggregate less than 1% of the outstanding shares of the New USA Growth Fund.

                        VOTING RIGHTS AND REQUIRED VOTE

         The Reorganization, having been approved by the Directors of New USA Mutual Funds on March 4, 1997, requires the approval of the New USA Growth Fund's shareholders by the affirmative vote of not less than a majority of the shares of the New USA Growth Fund issued and outstanding and entitled to vote at the Meeting.

         Consummation of the Reorganization will require the approval of the New USA Growth Fund's shareholders as described above. See "Description of Agreement -- Conditions Precedent to Closing."

                            MANNER OF VOTING PROXIES


         All proxies received by the management of New USA Mutual Funds will be voted on all matters presented at the Meeting, and, if not limited to the contrary, will be voted for Item 1.


         The management of New USA Mutual Funds knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any matters properly come before the Meeting, it is the management's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

         All proxies voted, including abstentions, will be counted toward establishing a quorum. Passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal.
With respect to the proposal described in Item 1, abstentions and broker non-votes have the effect of a negative vote on the proposal.

         If sufficient votes to approve Item 1 are not received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Item to permit further solicitation of proxies. Any such adjournment with respect to Item 1 will require the affirmative vote of a majority of those shares which are voted on the motion to adjourn present in person or by proxy at the session of the Meeting to be adjourned. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to such Item, unless directed to vote AGAINST the Item, in which case such shares will be voted against the proposed adjournment with respect to Item 1.

                        SUBMISSION OF CERTAIN PROPOSALS

         If the Reorganization is not consummated, proposals of shareholders which are intended to be presented at a future meeting of shareholders must be received by the New USA Growth Fund a reasonable amount of time prior to the New USA Growth Fund solicitation of proxies relating to such future meeting.

                             ADDITIONAL INFORMATION

         Upon the consummation of the Reorganization, MFS will pay ODS, the parent of NURM, an amount to be determined based on the total net asset value of the New USA Growth Fund as of the closing of the Reorganization plus an amount to be determined on the day one year from the closing of the Reorganization based on the retention of former shareholders of the New USA Growth Fund by the MFS family of funds for the sale of NURM to MFS; provided, however, that if the Agreement has not been approved by the shareholders of the New USA Growth Fund, MFS will not make such payment. This amount is expected to be in the range of $1.5 million to $4 million. NURM shall promptly reimburse or pay the costs and expenses incurred by the New USA Growth Fund in relation to matters contemplated by the Agreement if the Agreement is not approved by the shareholders. See "Description of Agreement -- Conditions Precedent to Closing" above.

         New USA Mutual Funds, on behalf of the New USA Growth Fund, and ODS have agreed, jointly and severally, to indemnify and hold harmless the MFS Trust, its trustees and officers, each person who controls the MFS Fund within the meaning of applicable federal securities laws, and MFS, its wholly-owned subsidiaries and the directors, officers and employees of MFS and such subsidiaries (collectively, the "MFS Indemnified Parties"), against any loss, claim damage and expense, paid or incurred, arising out of (i) any untrue statement or alleged untrue statement of material fact contained in the Notice of Special Meeting or this Proxy Statement and Prospectus or in the registration statement of the MFS Trust containing this Proxy Statement and Prospectus filed with the Commission with respect thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with respect to untrue statements or omissions in or from those sections thereof related to the New USA Growth Fund or New USA Mutual Funds; (ii) any breach of any representation warranty or covenant of New USA Mutual Funds or the New USA Growth Fund set forth in the Agreement or set forth in any certificate provided by New USA Mutual Funds in support of the legal opinion required pursuant to
Section 7.4 of the Agreement); (iii) the failure of the New USA Growth Fund or its designee to timely file all federal, state and other tax returns, forms and reports when due by the New USA Growth Fund with respect to all periods up to and including the Closing Date or to pay any taxes due by the New USA Growth Fund to any taxing authority with respect to all such periods, including without limitation, any failure to pay such taxes due in a timely manner; (iv) non-compliance of the New USA Growth Fund with any applicable federal or state securities laws or with applicable provisions of the Code, or with the investment policies and restrictions contained in the New USA Growth Fund's Prospectus and SAI, as in effect from time to time; and (v) the failure by the New USA Growth Fund to mail the Prospectus and Proxy Statement to its stockholders at least 10 days prior to the Meeting.

         The MFS Trust, solely on behalf of the MFS Fund, has agreed to indemnify and hold harmless New USA Mutual Funds, its directors and officers, each person who controls the New USA Growth Fund within the meaning of applicable federal securities laws, ODS, together with its subsidiaries and affiliates and the directors officers and employees of ODS and its subsidiaries (collectively, the "New USA Indemnified Parties"), against any loss, claim, damage and expense, paid or incurred, arising out of (i) any untrue statement or alleged untrue statement of material fact contained in the Notice of Special Meeting or this Proxy Statement and Prospectus or in the registration statement of the MFS Trust containing this Proxy Statement and Prospectus filed with the

Commission with respect thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with respect to untrue statements or omissions in or from those sections related to the MFS Trust and MFS Fund and (ii) any breach of any representation, warranty or covenant of the MFS Trust or the MFS Fund set forth in the Agreement or set forth in any certificate provided by the MFS Trust in connection with the consummation of the Reorganization (including, without limitation, any certificate provided by the MFS Trust in support of the legal opinion required pursuant to Section 8.6 of the Agreement).


         To obtain the necessary representation at the Meeting, solicitations may be made by mail, telephone or interview by D. F. King and Co., Inc. and Tritech Services or their agents as well as by officers of New USA Mutual Funds. It is anticipated that the total cost of any such solicitations, if made by D.
F. King & Co., Inc. and Tritech Services or their agents, would be approximately $25,000, including out-of-pocket expenses, and if made by any other party, would be nominal.


         The expense of solicitations as well as of the preparation, printing and mailing of the enclosed form of proxy, and this Notice and Proxy Statement, will be borne by NURM.

                                 OTHER MATTERS

         The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment on such matters.

         All Proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.



April 25, 1997


NEW USA GROWTH FUND
the sole series of
NEW USA MUTUAL FUNDS, INC.

                                                                      Exhibit A

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 6th day of March, 1997, by and between New USA Mutual Funds, Inc., a Maryland corporation (the "New USA Mutual Fund"), with its principal place of business at c/o State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, on behalf of New USA Growth Fund, the sole series thereof (the "New USA Growth Fund"), and MFS Series Trust II, a Massachusetts business trust (the "MFS Trust"), with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116, on behalf of MFS Emerging Growth Fund, a series thereof (the "MFS Fund").

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of (i) the transfer of all of the assets of the New USA Growth Fund to the MFS Fund in exchange solely for the assumption by the MFS Fund of the stated liabilities of the New USA Growth Fund and the issuance to the New USA Growth Fund of shares of beneficial interest of the MFS Fund designated as Class A shares having the rights, preferences and privileges described in the current prospectus of the MFS Fund referred to in Paragraph 4.2(c) (the "MFS Fund Shares"), (ii) the distribution, promptly after the Closing Date hereinafter referred to, of the MFS Fund Shares to the shareholders of the New USA Growth Fund in liquidation of the New USA Growth Fund as provided herein, and (iii) the liquidation and termination of the New USA Mutual Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

All representations, warranties, covenants and obligations of the MFS Fund and the New USA Growth Fund contained herein shall be deemed to be representations, warranties, covenants and obligations of the MFS Trust and the New USA Mutual Fund, respectively, acting on behalf of the MFS Fund and the New USA Growth Fund, respectively, and all rights and benefits created hereunder in favor of the MFS Fund and the New USA Growth Fund shall inure to the MFS Trust and the New USA Mutual Fund, respectively, and shall be enforceable by the MFS Trust and the New USA Mutual Fund, respectively, acting on behalf of the MFS Fund and the New USA Growth Fund, respectively.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE NEW USA GROWTH FUND IN EXCHANGE FOR THE MFS FUND SHARES AND LIQUIDATION OF THE NEW USA MUTUAL FUND

1.1 The New USA Growth Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets) as set forth in the statement of assets and liabilities as of the Valuation Date (as defined in paragraph 1.4 hereof) delivered by the New USA Mutual Fund to the MFS Trust pursuant to paragraph 7.2 hereof (the "Statement of Assets and Liabilities") to the MFS Fund, free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (a) the assumption by the MFS Fund of all of the stated liabilities of the New USA Growth Fund as set forth in the Statement of Assets and Liabilities and (b) the issuance and delivery by the MFS Fund to the New USA Growth Fund, for distribution in accordance with paragraph 1.4 hereof pro rata to the New USA Growth Fund shareholders as of the close of business on the Valuation Date, of a number of the MFS Fund Shares having an aggregate net asset value equal to the value of the assets, less such liabilities (herein referred to as the "net value of the assets"), of the New USA Growth Fund so transferred, assigned and delivered, all determined as provided in paragraph 2 and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the "Closing"). All computations for the New USA Growth Fund shall be provided by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the New USA Growth Fund, and all computations for the MFS Fund shall be provided by the Custodian, as custodian and pricing agent for the MFS Fund. The determinations of the Custodian shall be conclusive and binding on all parties in interest.

1.2 The New USA Growth Fund has provided the MFS Fund with a list of the current securities holdings of the New USA Growth Fund as of the date of execution of this Agreement. The New USA Growth Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinions described in paragraph 8.6 hereof) but will not acquire any additional securities other than securities of the type that the MFS Fund and the New USA Mutual Fund have agreed upon and are the type in which the MFS Fund is permitted to invest.

1.3 Except as otherwise described herein, the MFS Trust and the New USA Mutual Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

1.4 On or as soon after the closing date established in paragraph 3.1 hereof (the "Closing Date") as is conveniently practicable (the "Liquidation Date"), the New USA Growth Fund will liquidate and distribute pro rata to shareholders of record ("New USA Growth Fund shareholders"), determined as of the close of business on the last business day preceding the Closing Date (the "Valuation Date"), the MFS Fund Shares received by the New USA Growth Fund pursuant to paragraph 1.1 in actual or constructive exchange for the shares of the New USA Growth Fund held by the New USA Growth Fund shareholders. Such liquidation and distribution will be accomplished by the transfer of the MFS Fund Shares then credited to the account of the New USA Growth Fund on the books of the MFS Fund, to open accounts on the share records of the MFS Fund in the names of the New USA Growth Fund shareholders and representing the respective pro rata number of the MFS Fund Shares due such shareholders. The MFS Fund will not issue share certificates representing the MFS Fund Shares in connection with such exchange, except in connection with pledges and assignments and in certain other limited circumstances.

1.5 New USA Growth Fund shall use its best efforts to cause New USA Growth Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the New USA Growth Fund to surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the New USA Growth Fund may require (collectively, an "Affidavit"), to the New USA Growth Fund prior to the Closing

Date. Any New USA Growth Fund certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the New USA Growth Fund and shall not evidence, but shall evidence the right to receive, ownership of the MFS Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the MFS Fund subsequent to the Closing Date with respect to the MFS Fund Shares allocable to the holders of such certificate(s) shall be paid to the holder of such certificate(s), but such shareholder may not redeem or transfer the MFS Fund Shares received in the Reorganization.

1.6 Any transfer taxes payable upon issuance of the MFS Fund Shares in a name other than the registered holder of the MFS Fund Shares on the books of the New USA Growth Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such MFS Fund Shares are to be issued and transferred.

1.7 Promptly following the Liquidation Date, the New USA Mutual Fund shall liquidate and de-register as an investment company by filing a request for an order pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and, upon receipt of such an order, shall be terminated.

2.  VALUATION

2.1 The net asset value of the MFS Fund Shares and the net value of the assets of the New USA Growth Fund to be transferred shall in each case be determined as of the close of business Eastern Daylight Time on the Valuation Date. The net asset value per MFS Fund Share shall be computed by the Custodian using the valuation procedures and the then current methodology adopted under the procedures set forth in the MFS Trust's Declaration of Trust or By-Laws and the MFS Fund's then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the New USA Growth Fund to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the New USA Growth Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to the MFS Fund, said assets and liabilities to be valued in a manner identical to that being used by the MFS Fund as described in the preceding sentence.

2.2 The number of MFS Fund Shares to be issued (including fractional shares, if any) in exchange for the New USA Growth Fund's assets shall be determined by dividing the net value of the New USA Growth Fund assets by the net asset value per MFS Fund Share, both as determined in accordance with paragraph 2.1.

2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the MFS Fund.

3.  CLOSING AND CLOSING DATE

3.1 The Closing Date shall be as soon as practicable after the reorganization described above is approved by shareholders of the New USA Growth Fund, but in no event later than July 31, 1997. The Closing shall be held at 10:00 a.m., Boston time, at the offices of the MFS Fund, 500

Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities shall be delivered by the New USA Growth Fund to the Custodian for the account of the MFS Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check in Boston funds or federal fund wire, as the New USA Growth Fund shall determine, payable to the order of "State Street Bank and Trust Company, Custodian for MFS Emerging Growth Fund" or in the name of any successor organization.

3.3 In the event that on the proposed Valuation Date (a) the New York Stock Exchange shall be closed for trading or trading thereon shall be restricted, or
(b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the assets of the MFS Fund or the New USA Growth Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that, if trading shall not be fully resumed and reporting restored on or before July 31, 1997, this Agreement may be terminated by the MFS Fund or the New USA Growth Fund upon the giving of written notice to the other party.

3.4 The New USA Growth Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the New USA Growth Fund shareholders and the number of outstanding shares of beneficial interest of the New USA Growth Fund owned by each such shareholder, all as of the close of business on the Valuation Date together with such information concerning the New USA Growth Fund Letter of Intent program (including, without limitation, for each New USA Growth Fund shareholder participating in such program, the date the Letter of Intent was entered into, the date on which the 13 month period for making additional investments under such program expires, and the aggregate amount of investments to be made, and made as of the Closing Date, under such program) to permit the MFS Fund to comply with Paragraph 5.11 of this Agreement (the "Shareholder List"). At the closing, the MFS Fund shall issue and deliver to the New USA Growth Fund a confirmation evidencing the MFS Fund Shares to be credited on the Liquidation Date, or provide evidence satisfactory to the New USA Growth Fund that such MFS Fund Shares have been credited to the New USA Growth Fund's account on the books of the MFS Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.  REPRESENTATIONS AND WARRANTIES

4.1 The New USA Mutual Fund and the New USA Growth Fund represent and warrant to the MFS Trust and the MFS Fund as follows:

     (a) The New USA Mutual Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets and, subject to approval by the shareholders of the New USA Growth Fund, to carry out the Agreement. Each of the New USA Mutual Fund and the New USA Growth Fund is qualified to do business in all other jurisdictions where the nature of their business requires them to be so qualified. The Agreement has been duly authorized by the New USA Mutual Fund, subject to approval by the shareholders of the New USA Growth Fund. The New USA Mutual Fund has all necessary federal, state and local authorizations to own all of the properties and assets of the New USA Growth Fund and to carry on its business as now being conducted;

     (b) The New USA Mutual Fund is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect;

     (c) The New USA Mutual Fund is not, and the execution, delivery and performance of this Agreement by the New USA Mutual Fund will not result, in violation of any provision of the Articles of Incorporation or By-Laws of the New USA Mutual Fund or of any agreement, indenture, instrument, contract, lease or other undertaking to which the New USA Mutual Fund is a party or by which the New USA Mutual Fund or the New USA Growth Fund is bound;

     (d) The New USA Mutual Fund has no material contracts or other commitments (other than this Agreement) which will not be terminated without liability to the New USA Growth Fund at or prior to the Closing Date;

     (e) Except as otherwise disclosed in writing and accepted by the MFS Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to the New USA Mutual Fund or any of its properties or assets. The New USA Mutual Fund knows of no facts which might form the basis for the institution of such proceedings, and the New USA Mutual Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (f) The statement of assets and liabilities, including the schedule of portfolio investments, of the New USA Growth Fund as of January 31, 1997 and the related statement of operations for the year ended January 31, 1997, and the statement of changes in net assets for the year ended January 31, 1997 and the period ended January 31, 1996 (copies of which have been furnished to the MFS Fund) have been audited by Arthur Andersen LLP, independent certified public accountants, and present fairly in all material respects the financial position of the New USA Growth Fund as of January 31, 1997 and the results of its operations and changes in net assets for the respective stated periods in accordance with generally accepted accounting principles consistently applied, and there are no known actual or contingent liabilities of the New USA Growth Fund as of the respective dates thereof not disclosed therein;

     (g) Since January 31, 1997, there has not been any material adverse change in the New USA Growth Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the New USA Growth Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing and accepted by the MFS Fund. For the purposes of this subparagraph (g), a decline in net asset value per share of beneficial interest of the New USA Growth Fund as a result of losses upon the disposition of investments or from changes in the value of investments held by the New USA Growth Fund, or a distribution or a payment of dividends shall not constitute a material adverse change;

     (h) At the date hereof and at the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the New USA Growth Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties required by law to have been paid shall have been paid so far as due, and to the best of the New USA Growth Fund's knowledge no such return is currently under audit and no assessment has been asserted by any applicable taxing authority with respect to such returns or reports;

     (i) The New USA Mutual Fund has elected to be treated as a regulated investment company for federal tax purposes, has qualified as such for each taxable year of its operation and will qualify as such as of the Closing Date;

     (j) The authorized capital of the New USA Mutual Fund consists of 200 million full and fractional shares of common stock, $.01 par value, at the date hereof. All issued and outstanding shares of common stock attributable to the New USA Growth Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable. There are no issued and outstanding shares of the New USA Mutual Fund other than those attributable to the New USA Growth Fund. All of the issued and outstanding shares of common stock attributable to the New USA Growth Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. New USA Mutual Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of common stock attributable to the New USA Growth Fund, nor is there outstanding any security convertible into any shares of common stock attributable to the New USA Growth Fund;

     (k) At the Closing Date, the New USA Mutual Fund will have good and marketable title to the assets attributable to the New USA Growth Fund to be transferred to the MFS Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the MFS Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

     (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the New USA Mutual Fund (with the exception of the approval of this Agreement by New USA Growth Fund shareholders holding a majority of the issued and outstanding New USA Growth Fund shares) and this Agreement constitutes a valid and binding obligation of the New USA Mutual Fund enforceable in accordance with its terms, subject to the approval of the New USA Growth Fund shareholders;

     (m) The information to be furnished by or on behalf of the New USA Growth Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

     (n) The proxy statement of the New USA Growth Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.7 (other than written information furnished by or on behalf of the MFS Fund for inclusion therein, as covered by the MFS Fund's warranty in paragraph 4.2(r)), will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the effective date of the Registration Statement, on the date of the meeting of the New USA Growth Fund shareholders and on the Closing Date, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

     (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the New USA Mutual Fund and the New USA Growth Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act, and such as may be required under state securities laws;

     (p) All of the issued and outstanding shares of common stock of the New USA Mutual Fund attributable to the New USA Growth Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws; and

     (q) The current prospectus and statement of additional information of the New USA Growth Fund, each dated May 17, 1996, as supplemented and updated from time to time (the "New USA Growth Fund Prospectus"), will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the meeting of New USA Growth Fund shareholders and on the Closing Date, and will not on such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      (r) The New USA Growth Fund shall not sell or otherwise dispose of any of the MFS Fund Shares to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein; and

      (s) All organizational expenses allocated to the New USA Growth Fund shall have been fully amortized prior to the Valuation Date.

4.2 The MFS Trust and the MFS Fund represent and warrant to the New USA Mutual Fund and the New USA Growth Fund as follows:

     (a) The MFS Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the MFS Trust nor the MFS Fund is required to qualify to do business in any other jurisdiction. The Agreement has been duly authorized by the MFS Trust. The MFS Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The MFS Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

     (c) The prospectus and statement of additional information of the MFS Fund, each dated April 1, 1996, as supplemented and updated from time to time (the "MFS Fund Prospectus"), will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the meeting of the New USA Growth Fund shareholders and on the Closing Date and will not on such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (d) Except as previously disclosed to the New USA Growth Fund, at the Closing Date, the MFS Trust will have good and marketable title to the assets of the MFS Fund;

     (e) The MFS Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provisions of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the MFS Trust is a party or by which the MFS Trust or the MFS Fund is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the MFS Trust or any of its properties or assets, except for litigation, proceedings or investigations the outcome of which could not be reasonably expected to have a material adverse effect on the MFS Trust as previously disclosed in writing to the New USA Growth Fund. The MFS Trust knows of no facts which might form the basis for the institution of such proceedings, and the MFS Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (g) The statements of assets and liabilities, including the schedule of portfolio investments, of the MFS Fund as of November 30, 1996, and the statement of changes in net assets for the year ended November 30, 1996 (copies of which have been furnished to the New USA Growth Fund) have been audited by Deloitte & Touche LLP, independent auditors. These audited financial statements present fairly in all material respects the financial position of the MFS Fund as of their respective dates and the results of its operations and changes in net assets for the respective stated periods in accordance with generally accepted accounting principles consistently applied and there are no known actual or contingent liabilities of the MFS Fund as of the respective dates thereof not disclosed therein;

     (h) Since November 30, 1996, there has not been any material adverse change in the MFS Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business or any incurrence by the MFS Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to the New USA Growth Fund. For the purposes of this subparagraph (h), a decline in net asset value per share of beneficial interest of the MFS Fund resulting from losses upon the disposition of investments or from changes in the value of investments held by the MFS Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

     (i) The MFS Fund has elected to be treated as a regulated investment company for federal tax purposes, has qualified as such for each taxable year of its operation, and will qualify as such as of the Closing Date;

     (j) At the date hereof and at the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the MFS Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties required by law to have been paid shall have been paid so far as due, or adequate provision shall have been made for the payment thereof, and to the best of the MFS Fund's knowledge no such return is currently under audit and no assessment has been asserted by any applicable taxing authority with respect to such returns or reports;

     (k) The authorized capital of the MFS Trust consists of an unlimited number of shares of beneficial interest, no par value, divided into four series and, with respect to the MFS Fund, into four classes, at the date hereof. All issued and outstanding shares of beneficial interest attributable to the MFS Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the MFS Trust. The MFS Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of beneficial interest attributable to the MFS Fund, nor is there outstanding any security convertible into any shares of beneficial interest attributable to the MFS Fund;

     (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the MFS Trust, and this Agreement constitutes a valid and binding obligation of the MFS Trust enforceable in accordance with its terms;

     (m) The MFS Fund Shares to be issued and delivered to the New USA Growth Fund pursuant to the terms of this Agreement have been duly authorized, and when so issued and delivered, will be duly and validly issued MFS Fund Shares and will be fully paid and nonassessable by the MFS Trust (recognizing that, under Massachusetts law, New USA Growth Fund Shareholders could, under certain circumstances, be held personally liable for the obligations of the MFS Trust); and upon such issuance of the MFS Fund Shares on the Closing Date, the New USA Mutual Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restriction as might arise under the 1933 Act. None of the outstanding securities of the MFS Fund Shares have pre-emptive rights;

     (n) The information to be furnished by or on behalf of the MFS Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

     (o) The MFS Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations and the operations of the MFS Fund after the Closing Date;

     (p) All of the MFS Trust's issued and outstanding shares of beneficial interest attributable to the MFS Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

     (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the MFS Trust of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; and

     (r) The Registration Statement referred to in paragraph 5.7 (other than written information furnished by or on behalf of New USA Growth Fund for inclusion therein, as covered by the New USA Growth Fund's warranty in paragraph 4.1(n)), on the effective date of the Registration Statement, on the date of the meeting of the New USA Growth Fund shareholders and on the Closing Date, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and will not on such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

5.  COVENANTS

5.1 The New USA Growth Fund and the MFS Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5.2 The New USA Mutual Fund will call a meeting of shareholders of the New USA Growth Fund (the "Meeting") to consider and act upon this Agreement and to take all other action necessary within its ability to maximize the prospects of obtaining approval of the transactions contemplated herein and shall bear all of the costs associated with the Meeting.

5.3 The New USA Mutual Fund covenants that the MFS Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 The New USA Mutual Fund will provide such information as the MFS Trust reasonably requests concerning the ownership of the New USA Growth Fund shares of common stock, including the information specified in paragraph 3.4.

5.5 Subject to the provisions of this Agreement, the New USA Mutual Fund and the MFS Trust each will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The New USA Mutual Fund shall furnish to the MFS Trust on the Closing Date the Statement of Assets and Liabilities which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the New USA Mutual Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 60 days after the Closing Date, the New USA Mutual Fund or its designee shall furnish to the MFS Trust, in such form as is reasonably satisfactory to the MFS Trust, a statement of the earnings and profits of the New USA Growth Fund for federal income tax purposes, and of any capital loss carryovers and other items that the MFS Fund will succeed to and take into account as a result of Section 381 of the Code.

5.7 The New USA Mutual Fund will prepare and, on behalf of the MFS Trust, file with the Securities and Exchange Commission a Registration Statement on Form N-14 (the "Registration Statement"), in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the MFS Fund Shares as contemplated herein and, except to the extent that any party has agreed to bear certain expenses in connection with the Registration Statement, shall bear all the costs associated with the preparation, printing and mailing of the Registration Statement.

5.8 The New USA Mutual Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the Meeting of New USA Growth Fund shareholders to consider approval of this Agreement.

5.9 The MFS Trust agrees to provide the New USA Mutual Fund with information applicable to the MFS Trust and the MFS Fund required under the Acts for inclusion in the Registration Statement and Proxy Statement.

5.10 To the extent that the New USA Mutual Fund prepares and files an application to obtain an order pursuant to Section 6(c) of the 1940 Act exempting the transactions contemplated herein from the provisions of Section 15(f)(1)(A) of the 1940 Act (the "Exemptive Application"), the New USA Mutual Fund shall bear all costs associated with the preparation and filing of the Exemptive Application, except to the extent that any party has agreed to bear certain expenses in connection with the Exemptive Application.

5.11 The MFS Fund will honor the New USA Growth Fund's Letters of Intent ("Letter of Intent") existing immediately prior to the Closing Date and additional purchases of MFS Fund Shares made after the Closing Date but within the remaining 13 month period established under the Letter of Intent, and such Letter of Intent will qualify for treatment under the MFS Fund letter of intent during this period, subject to the then-current initial sales charges applicable to MFS Fund Shares.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE NEW USA MUTUAL FUND

The obligations of the New USA Mutual Fund to consummate the transactions provided for herein shall be, at its election, subject to the performance by the MFS Trust of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions precedent:

6.1 All representations and warranties of the MFS Trust and the MFS Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 The MFS Trust shall have delivered to the New USA Mutual Fund a certificate executed in its name by its President, Secretary or its Assistant Secretary and its Treasurer or Assistant Treasurer, in form satisfactory to the New USA Mutual Fund and dated as of the Closing Date, to the effect that the representations and warranties of the MFS Trust and the MFS Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the New USA Mutual Fund shall reasonably request;

6.3 The New USA Mutual Fund shall have received on the Closing Date a favorable opinion from Stephen E. Cavan, General Counsel and Senior Vice President of Massachusetts Financial Services Company ("MFS"), the MFS Trust's investment adviser, dated as of the Closing Date, in a form satisfactory to Gibson, Dunn & Crutcher LLP, counsel to the New USA Mutual Fund, to the effect that:

     (a) The MFS Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement; (b) the Agreement has been duly authorized, executed and delivered by the MFS Trust and, assuming the due authorization, execution and delivery of the Agreement by the New USA Mutual Fund, is a valid and binding obligation of the MFS Trust enforceable against the MFS Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) the MFS Fund Shares to be issued to the New USA Growth Fund shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and nonassessable by the MFS Trust with the rights, preferences and privileges set forth in the MFS Fund Prospectus (recognizing that, under Massachusetts law, New USA Growth Fund shareholders could, under certain circumstances, be held personally liable for the obligations of the MFS Trust) and upon such issuance of the MFS Fund Shares on the Closing Date, the New USA Mutual Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, and no shareholder of the MFS Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or the Declaration of Trust or By-Laws of the MFS Trust; (d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the MFS Trust's Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel after due inquiry) to which the MFS Trust is a party or by which it or the MFS Fund is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the MFS Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (f) the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the MFS Trust and the MFS Fund, are accurate in all material respects; (g) such counsel does not know of any legal or governmental proceedings existing on or before the date of mailing of the Proxy Statement or the Closing Date, only insofar as they relate to the MFS Trust or the MFS Fund, required to be described in the Registration Statement which are not described as required;
   (h) to the knowledge of such counsel, the MFS Trust is a duly registered investment company and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect; and (i) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to the MFS Trust or the MFS Fund or any of the MFS Trust's properties or assets, and the MFS Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby. Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, he reviewed and discussed certain of such statements with certain officers of the MFS Trust and that in the course of such review and discussion no facts came to the attention of such counsel which led him to believe that, on the effective date of the Registration Statement or on the date of the New USA Growth Fund shareholders' meeting or on the Closing Date and only insofar as such statements relate to the MFS Trust and the MFS Fund, the Registration Statement contained any statement which, in the light of the circumstances under which it was made, was false or misleading with respect to any material fact or which omitted to state any material fact required to be stated therein or necessary to make the statements therein not false or misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the New USA Mutual Fund or the New USA Growth Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the New USA Mutual Fund, its Board of Directors and its officers and of the New USA Growth Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the New USA Mutual Fund may reasonably request; and

6.4 The Stock Purchase Agreement by and between O'Neil Data Systems, Inc. and Massachusetts Financial Services Company dated March 6, 1997 shall have been executed and delivered concurrently with this Agreement.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MFS TRUST

The obligations of the MFS Trust to complete the transactions provided for herein shall be, at its election, subject to the performance by the New USA Mutual Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions precedent:

7.1 All representations and warranties of the New USA Mutual Fund and the New USA Growth Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The New USA Mutual Fund shall have delivered to the MFS Trust the Statement of Assets and Liabilities dated as of the Valuation Date, together with a list of the New USA Growth Fund's portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the New USA Mutual Fund;

7.3 The New USA Mutual Fund shall have delivered to the MFS Trust on the Closing Date a certificate executed in its name by its President, Secretary or its Assistant Secretary and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the MFS Trust and dated as of the Closing Date, to the effect that the representations and warranties of the New USA Mutual Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the MFS Trust shall reasonably request;

7.4 The MFS Trust shall have received on the Closing Date a favorable opinion from Gibson, Dunn & Crutcher LLP, counsel to the New USA Mutual Fund, in a form satisfactory to the MFS Trust to the effect that:

     (a) the Agreement has been duly authorized, executed and delivered by the New USA Mutual Fund and assuming due authorization, execution and delivery of the Agreement by the

   MFS Trust, is a valid and binding obligation of the New USA Mutual Fund enforceable against the New USA Mutual Fund and the New USA Growth Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (b) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, violate any material provision of any agreement (known to such counsel after due inquiry) to which the New USA Mutual Fund is a party or by which it or the New USA Growth Fund is bound;
   (c) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the New USA Mutual Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (d) the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the New USA Mutual Fund and the New USA Growth Fund, are accurate in all material respects; (e) such counsel does not know of any legal or governmental proceedings existing on or before the date of mailing the Proxy Statement or the Closing Date, only insofar as they relate to the New USA Mutual Fund or the New USA Growth Fund, required to be described in the Proxy Statement which are not described as required; (f) to the knowledge of such counsel, the New USA Mutual Fund is a duly registered investment company and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect; and (g) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to the New USA Mutual Fund or any of its properties or assets and the New USA Mutual Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby. Such opinion shall also state that while such counsel have not verified, and are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, they reviewed and discussed certain of such statements with certain officers of the New USA Mutual Fund and that in the course of such review and discussion no facts came to the attention of such counsel which led them to believe that, on the effective date of the Registration Statement, on the date of the New USA Growth Fund shareholders' meeting or on the Closing Date and only insofar as such statements relate to the New USA Mutual Fund or the New USA Growth Fund, the Proxy Statement contained any statement which, in the light of the circumstances under which it was made, was false or misleading with respect to any material fact or which omitted to state any material fact required to be stated therein or necessary to make the statements therein not false or misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the MFS Trust and the MFS Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the MFS Trust, its Board of Trustees and its officers and of the MFS Fund. Such opinion shall also include such other matters incident to the transaction contemplated hereby as the MFS Trust may reasonably request. In rendering such opinion, Gibson, Dunn & Crutcher may assume that California law is the same as Massachusetts law.

7.5. The MFS Trust shall have received on the closing date a favorable opinion from Piper & Marbury LLP, counsel to the New USA Mutual Fund, in a form satisfactory to the MFS Trust to the effect that: (a) the New USA Mutual Fund is a corporation duly incorporated and validly existing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as currently conducted; and (b) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the New USA Mutual Fund's Articles of Incorporation or By-Laws. Such opinion may also state that such opinion is solely for the benefit of the MFS Trust, its Board of Trustees and its officers and of the MFS Fund. Such opinion shall also include such other matters incident to the transaction contemplated hereby as the MFS Trust may reasonably request.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MFS TRUST AND NEW USA MUTUAL FUND

The obligations of the New USA Mutual Fund and the MFS Trust hereunder are each subject to the further conditions that on or before the Closing Date:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of common stock of the New USA Growth Fund in accordance with the provisions of the New USA Mutual Fund's Articles of Incorporation and By-Laws, Maryland law and certified copies of the resolutions evidencing such approval shall have been delivered to the MFS Trust;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by the MFS Trust or the New USA Mutual Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the MFS Fund or the New USA Growth Fund, provided that either the MFS Trust or the New USA Mutual Fund may waive any such conditions for itself or for the MFS Fund or the New USA Growth Fund, respectively;

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5 The New USA Mutual Fund shall have distributed to its shareholders all of the excess of (i) its investment income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and all of its investment company taxable income as defined in Section 852(b)(2) of the Code and all of its net capital gain as such term is used in Section 852(b)(3)(C) of the Code, after reduction by any capital loss carryforward, in each case for its taxable year ending January 31, 1997 and its short taxable year ending on the Closing Date;

8.6 The New USA Mutual Fund and the MFS Trust shall have received an opinion from Gibson, Dunn & Crutcher LLP and Bingham, Dana & Gould, LLP respectively, satisfactory to the New USA Mutual Fund and the MFS Trust, substantially to the effect that for federal income tax purposes:

     (a) The acquisition by the MFS Fund of all of the assets of the New USA Growth Fund, solely in exchange for MFS Fund Shares and the assumption by the MFS Fund, of the stated liabilities of the New USA Growth Fund as set forth in the Statement of Assets and Liabilities followed by the distribution by the New USA Growth Fund of the MFS Fund Shares in complete liquidation to the shareholders of the New USA Mutual Fund in exchange for their New USA Mutual Fund shares and the termination of the New USA Mutual Fund pursuant to this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the New USA Mutual Fund and the MFS Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by the New USA Mutual Fund upon the transfer of all of its assets to the MFS Fund solely in exchange for MFS Fund Shares and the assumption by the MFS Fund of the stated liabilities of the New USA Growth Fund as set forth in the Statement of Assets and Liabilities or upon the distribution to the New USA Mutual Fund shareholders of such MFS Fund Shares pursuant to the Agreement;

     (c) No gain or loss will be recognized by the MFS Fund upon the receipt of the assets of the New USA Growth Fund solely in exchange for MFS Fund Shares and the assumption by the MFS Fund of the stated liabilities of the New USA Growth Fund as set forth in the Statement of Assets and Liabilities;

     (d) The tax basis of the assets of the New USA Growth Fund acquired by the MFS Fund will be, in each instance, the same as the basis of those assets in the hands of the New USA Growth Fund immediately prior to the transfer;

     (e) The tax holding period of the assets of the New USA Growth Fund in the hands of the MFS Fund will include, in each instance, the holding period of such assets in the hands of the New USA Growth Fund;

     (f) The shareholders of the New USA Mutual Fund will not recognize gain or loss upon the exchange of all of their New USA Mutual Fund shares solely for MFS Fund Shares as part of the transaction;

     (g) The basis of the MFS Fund Shares to be received by each New USA Mutual Fund shareholder will be, in the aggregate, the same as the basis, in the aggregate, of the New USA Mutual Fund shares surrendered by such shareholder in exchange therefor; and

     (h) The holding period of the MFS Fund Shares to be received by each New USA Mutual Fund shareholder will include the holding period of the New USA Growth Fund shares of common stock surrendered by such shareholder in exchange therefor, provided the New USA Growth Fund shares were held by such shareholder as capital assets on the date of the exchange.

For purposes of this paragraph 8.6, any reference to New USA Growth Fund shall be deemed to be a reference to New USA Mutual Fund. The MFS Trust and the New USA Mutual Fund each agree to make and provide, at such times as reasonably requested by counsel, representations with respect to the MFS Fund and the New USA Growth Fund, respectively, which are reasonably necessary to enable legal counsel to deliver the opinions pursuant to this Section 8.6. Notwithstanding anything herein to the contrary, the MFS Trust and the New USA Mutual Fund may not waive in any material respect the conditions set forth in this paragraph
8.6. Prior to the Closing Date, neither the New USA Mutual Fund nor the MFS Trust shall take or cause to be taken any action which would cause to be untrue (or fail to take or cause to be taken) any of the representations set forth in the certificates contemplated by this paragraph 8.6; and

8.7 The New USA Mutual Fund will not create another series of shares.

9. BROKERAGE FEES AND EXPENSES; SALES CHARGES; CERTAIN TAX MATTERS; CERTAIN RECORDS

9.1 The MFS Trust and the New USA Mutual Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Agreement in connection with the transactions provided for herein.

9.2 The MFS Trust and the New USA Mutual Fund shall be each liable for its expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

9.3 MFS Fund Shares issued in connection with the transactions contemplated herein will not be subject to any initial sales charge.

9.4 The New USA Mutual Fund agrees that it or its designee shall, on behalf of the New USA Growth Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the New USA Growth Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the New USA Growth Fund as has been customarily provided by the New USA Growth Fund, all with respect to the fiscal period commencing February 1, 1997, and ending on the Closing Date.

9.5 The New USA Mutual Fund agrees that it or its designee shall, on behalf of the New USA Growth Fund, deliver to the MFS Trust on the Closing Date or as soon thereafter as possible: (i) New USA Growth Fund shareholder statements and tax forms (i.e. Forms 1099) for the year ended January 31, 1996, the year ended January 31, 1997 and the period commencing February

1, 1997 through the Closing Date (all on microfilm or microfiche, if available);
(ii) detailed records indicating the status of all certificates representing ownership of New USA Growth Fund shares issued since inception of the New USA Growth Fund (e.g., indicating whether the certificates are outstanding or canceled); together with such other information with respect thereto as the MFS Trust may reasonably request.

10.  ENTIRE AGREEMENT

The MFS Trust and the New USA Mutual Fund agree that neither party has made any representation, warranty or covenant not set forth in this Agreement or referred to in paragraph 4 or 5 hereof or required in connection with paragraph 8.6 hereof and that this Agreement constitutes the entire agreement between the parties.

11.  TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the MFS Trust and the New USA Mutual Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date because of:

     (a) a material breach by the other party of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

     (b) a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met.

11.2 In the event of any such termination, there shall be no liability for damages on the part of either the MFS Trust or the New USA Mutual Fund, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the New USA Mutual Fund and the MFS Trust; provided, however, that following the meeting of shareholders called by the New USA Mutual Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of MFS Fund Shares to be issued to the New USA Growth Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date or the Valuation Date.

13.  SURVIVAL

No representations or warranties in or pursuant to this Agreement (including certificates of officers), except for the provision in Paragraph 4.1(s) of this Agreement, shall survive the Closing Date.

14.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the MFS Trust, 500 Boylston Street, Boston, Massachusetts 02116, Attention: A. Keith Brodkin, President, or to the New USA Mutual Fund, c/o 12655 Beatrice Street, Los Angeles, California 90066,
Attention: Margaret R. Harries, Senior Vice President, in either case with a copy to Stephen E. Cavan, General Counsel, MFS, 500 Boylston Street, Boston, Massachusetts 02116, and to Gibson, Dunn & Crutcher LLP, 333 South Grand Avenue, Los Angeles, California, 90071 Attention: Dhiya El-Saden, Esq.

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

15.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 A copy of the MFS Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The New USA Mutual Fund acknowledges that the obligations of or arising out of this instrument are not binding upon any of the MFS Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the MFS Trust in accordance with its proportionate interest hereunder. The New USA Mutual Fund further acknowledges that the assets and liabilities of each series of the MFS Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the MFS Trust has executed this instrument.

15.6 Notwithstanding Article 12 of the Agreement, but subject to the first proviso contained therein, either party to this Agreement, with the consent of its President, Secretary or its Assistant Secretary, may waive any condition or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman or President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.




Attest:                                   New USA Mutual Funds, Inc. on behalf
                                            of New USA Growth Fund, its sole
                                            series



Margaret R. Harries                      By:   William J. O'Neil
--------------------------------            ------------------------------------
Margaret R. Harries, Secretary                William J. O'Neil, Chairman and
and not individually                            Chief Executive Officer, and
                                                not individually




Attest:                                   MFS Series Trust II on behalf of
                                            MFS Emerging Growth Fund, one of
                                            its series


James R. Bordewick, Jr.                      By:  A. Keith Brodkin
--------------------------------            ------------------------------------
James R. Bordewick, Jr., Assistant            A. Keith Brodkin, Chairman and
  Secretary and not individually                President and not individually

                              NEW USA GROWTH FUND
                                  a series of
                           NEW USA MUTUAL FUNDS, INC.

                    c/o State Street Bank and Trust Company
                              1776 Heritage Drive
                       North Quincy, Massachusetts 02171

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made this proxy will be voted FOR the proposals.

                                     FOR (  )     AGAINST (  ) ABSTAIN  (  )

1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization between New USA Mutual Funds, Inc. ("New USA Mutual Funds") on behalf of the New USA Growth Fund, the sole series thereof, and MFS Series Trust II, on behalf of the MFS
       Emerging Growth Fund, a series thereof (the "MFS Fund"), providing for the transfer of all of the assets of the New USA Growth Fund to the MFS Fund in exchange solely for the assumption by the MFS Fund of the stated liabilities of the New USA Growth Fund and the issuance to the New USA Growth Fund of shares of beneficial interest of the MFS Fund designates as Class A Shares (the "MFS Fund Shares"), the distribution of the MFS Fund Shares to the shareholders of the New USA Growth Fund in liquidation of the New USA Growth Fund and the termination of New USA Mutual Funds.

2.     To  transact such  other business  as may  properly
       come  before  the  meeting   or  any   adjournments
       thereof.

       NEW USA GROWTH FUND, THE SOLE SERIES OF NEW USA MUTUAL FUNDS, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

         THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. O'NEIL, MARGARET R. HARRIES AND DAVID RYAN, AND EACH OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF STOCK OF NEW USA GROWTH FUND, THE SOLE SERIES OF NEW USA MUTUAL FUNDS, INC. ("NEW USA MUTUAL FUNDS"), HELD OF RECORD BY THE UNDERSIGNED ON APRIL 11, 1997, AT THE 1997 SPECIAL MEETING OF STOCKHOLDERS OF NEW USA MUTUAL FUNDS TO BE HELD ON MAY 28, 1997 OR ANY ADJOURNMENT THEREOF. BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                                        Please sign name or names as  printed
                                        on proxy to  authorize the
                                        voting of  your shares as
                                        indicated.  Where  shares are
                                        registered with joint owners,
                                        all joint owners should sign.
                                        Persons  signing  as
                                        executors,  administrators,
                                        trustees, etc. should so
                                        indicate.


                                        ---------------------------------------
                                        Signature

                                        ---------------------------------------
                                        Signature

                                        ---------------------------------------
                                        Date

ENCLOSURES: MFS FUND PROSPECTUS

     The MFS Fund Prospectus dated April 1, 1997 is hereby incorporated by reference to such Prospectus contained in the Registrant's Post-Effective Amendment No. 21 to its Registration Statement, as filed with the SEC via EDGAR on March 27, 1997.





[MFS LOGO]

Annual Report
for Year Ended
November 30, 1996

MFS(R) Emerging Growth Fund

Table of Contents
Letter from the Chairman                            1
A Discussion with the Portfolio Manager             3
Portfolio Manager's Profile                         5
Performance Summary                                 6
Fund Facts                                          8
Portfolio of Investments                           10
Financial Statements                               26
Notes to Financial Statements                      33
Independent Auditors' Report                       40
Trustees and Officers                              41


Highlights

o For the 12 months ended November 30, 1996, Class A shares of the Fund provided a total return at net asset value of 19.52%, Class B shares 18.52%, and Class C shares, which became available on April 1, 1996, 18.52%.

o Smaller companies underperformed most of the year. With a strong market, investors ignored the strong earnings growth of the smaller companies and bid up prices of the larger companies instead.

o Many of the Fund's technology stocks did very well, benefiting from the restructuring and cost-cutting efforts of corporate America.

o We see a continuation of the slow growth that the United States has been experiencing for the last few years, a situation which has helped corporate earnings as restructurings have lowered costs and helped improve profit margins.

Letter from the Chairman



[Photo of A. Keith Brodkin]

   A. Keith Brodkin



Dear Shareholders:

The U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.0% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. While the consumer appears to be carrying an excessive debt load, this sector, which represents two-thirds of the economy, provided some support to the automobile and housing markets throughout much of the year. Consumer spending has also been positively impacted by widespread job growth and, more recently, modestly increasing wages. Retail sales, which have been flat for several months, appear to be improving for the holiday shopping season. The economies of Europe and Japan, meanwhile, continue to be in the doldrums, weakening U.S. export markets. Finally, the capital spending plans of American corporations are far from robust. Thus, while economic growth should continue, we expect some slackening toward the end of the year.

   We believe U.S. equity investors should lower their expectations for 1997. The expected slowdown in corporate earnings growth and interest rate increases earlier in the year have raised some near-term concerns, as was seen in July's stock market correction. Further increases in interest rates and an acceleration of inflation, coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market in the near term. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

   Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following a discussion with the Portfolio Manager, we have added new infor-mation on the Fund's holdings, including a chart illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

   We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

December 12, 1996

A Discussion with the Portfolio Manager

[Photo of John W. Ballen]

    John W. Ballen

For the 12 months ended November 30, 1996, Class A shares of the Fund provided a total return of 19.52%, Class B shares 18.52%, and Class C shares, which became available on April 1, 1996, 18.52%. All of these returns assume the reinvestment of distributions but exclude the effects of any sales charges, and they compare to a 27.85% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, and a 16.52% return for the Russell 2000 Total Return Index (an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks which are traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ).

Q. What do you think were some of the major reasons for the Fund's performance over the past year, John?

A. The stock market in 1996 was dominated by the larger-capitalization issues as represented by the Dow Jones Industrial Average and the S&P 500. Most of the other indices, which include less well-known names, have lagged. However, the Fund's performance compared favorably to the Russell 2000 as investors rewarded the earnings growth of many companies owned by the Fund.

Q. How would you describe the business and economic environment you faced over the past year, particularly as it relates to the Fund?

A. The business and economic environment was benign. Modest economic growth coupled with productivity gains by corporate America provided a favorable environment. However, semiconductor issues performed poorly as inventory oversupply hurt their sales. The health maintenance organizations (HMOs) also performed poorly as companies underestimated health care costs and set their prices too low. This poor performance spilled over from the first half of the year to affect performance for the entire technology and health care sectors -- two of the larger components of the portfolio.

Q. How would you characterize the performance of smaller companies relative to larger companies over the past year, and what do you think were some of the reasons for the difference in performance?

A. Smaller companies underperformed most of the year. With a very strong market, investors ignored the strong earnings growth of the smaller companies and bid up prices of the larger companies instead. In fact, earnings results for the smaller companies in the Fund generally remained strong all year.

Q. We noticed that technology is the largest sector in the Fund. What is it you like about technology, and could you discuss any sub-groups within technology that you find particularly attractive?

A. The U.S. economy has experienced very weak growth in gross domestic product. At the same time, this has been one of the best five-year periods for earnings growth. A major reason for this is the restructuring occurring throughout corporate America, which has improved productivity. Much of this restructuring has been made possible by technology companies, especially software and networking companies that are helping their corporate customers reduce costs.

Q. However, your largest holding is not a technology stock, but HFS, Inc., a franchisor of hotels and real estate companies. What makes this company attractive?

A. HFS is a consumer services company. This company has acquired companies in the hotel, real estate, and car rental industries. All of these businesses fit into HFS very well, and the company has increased internal growth over 30% from revenue and cost savings opportunities. Supplementing this internal growth has been what we believe to be the best acquisition team of the 1990s. The team has made several acquisitions that greatly increased the earnings growth rate this year. And while the stock has outperformed the market, its valuation has lagged its earnings growth rate, making it attractively priced.

Q. In general, what characteristics or qualities do you look for in selecting stocks for the Fund?

A. We try to be early in identifying small-and mid-cap growth stocks selling at lower-than-average valuations, with the potential to become attractive to investors as they grow. We are long-term investors and the Fund has a low turnover, so we look for companies that will succeed over the long term with what we regard as superior management and market positions.

Q. Can you talk about some other stocks or sectors that performed as well as or better than expected and tell us why you think they did well?

A. Many of our technology stocks did very well. As corporate America restructures and focuses on reducing costs, companies are making more use of technology and software. Oracle Systems, the database and applications provider, BMC Software, Computer Associates, and Compuware have all performed well.

Q. Now, could you talk about some stocks or sectors that did not perform as well as you expected?

A. The health care sector was a disappointing sector for the Fund this year. The HMOs set their prices too low to ensure revenues in 1996. United Healthcare, Healthsource, and Mid Atlantic Medical all underperformed. We are, however, optimistic that these companies will benefit from price increases implemented in 1997.

Q. Can you tell us about some sectors you might be avoiding, and why?

A. We tend usually to avoid some of the slower-growing sectors of the U.S. economy. Examples are energy, industrial, and cyclical-related stocks.

Q. As you look ahead, what changes do you see in the overall market or economic environment, particularly as it relates to the Fund, and how are you positioning the Fund to try to take advantage of those changes?

A. I see a continuation of the slow growth that the United States has been experiencing for the past few years. While this has been a slow-growing economy, it has been great for corporate earnings, as restructurings have lowered costs and helped improve profit margins. Many of the smaller companies, with their lower costs, can capitalize on this trend. We believe technology and outsourcing companies, which are large holdings for the Fund, can continue to benefit from these developments.

Respectfully,

/s/ John W. Ballen

John W. Ballen
Portfolio Manager


Portfolio Manager's Profile

John W. Ballen began his career at MFS as an industry specialist in 1984. A graduate of Harvard College, the University of New South Wales and the Stanford University Graduate School of Business Administration, he was promoted to Investment Officer in 1986, Vice President - Investments in 1987, Director of Research in 1988, and Senior Vice President in 1990. In 1993, he became Director of Equity Portfolio Management and on May 1, 1995 he became Chief Equity Officer. He has been the Portfolio Manager of MFS Emerging Growth Fund since 1987.

Performance Summary

The information below and on the following page illustrates the historical performance of MFS Emerging Growth Fund Class B shares in comparison to various market indicators. Graph results do not reflect the deduction of any contingent deferred sales charge (CDSC) which is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results are historical and assume the reinvestment of dividends and capital gains. The performance of Class A and Class C shares will be greater or less than the line shown, based on differences in loads and fees.


[Description of line chart]

Growth of a Hypothetical $10,000 Investment
(For the Period from December 29, 1986 to November 30, 1996)


        MFS Emerging Growth   S&P 500           Russell      Consumer Price
        Fund Class B          Composite Index   2000 Index   Index - U.S.

12/86   10000                 10000             10000        10000
        9036                  10453              8201         9528
11/88   10745                 10891             10648        11735
        13982                 11398             12811        15345
11/90   12527                 12113              9962        14808
        21945                 12475             14000        17818
11/92   28364                 12856             17332        21097
        33854                 13200             20621        23225
11/94   36633                 13553             20391        23463
        53079                 13901             26200        32104
11/96   62912                 14377             30526        41017

                                                                        Life of
Average Annual Total Returns            1 Year    3 Years    5 Years    Fund+++
-------------------------------------  ---------  --------- --------- ----------
MFS Emerging Growth Fund (Class A)
  including 5.75% sales charge          +12.67%    +21.50%   +22.63%      +19.95%
-------------------------------------  ---------  --------- --------- ----------
MFS Emerging Growth Fund (Class A) at
  net asset value                       +19.52%    +23.92%   +24.09%      +20.67%
-------------------------------------  ---------  --------- --------- ----------
MFS Emerging Growth Fund (Class B)
  with CDSC                             +14.52%    +22.28%   +23.27%      +20.35%
-------------------------------------  ---------  --------- --------- ----------
MFS Emerging Growth Fund (Class B)
  without CDSC                          +18.52%    +22.94%   +23.45%      +20.35%
-------------------------------------  ---------  --------- --------- ----------
MFS Emerging Growth Fund (Class C)
  with CDSC                             +17.52%    +22.94%   +23.45%      +20.35%
-------------------------------------  ---------  --------- --------- ----------
MFS Emerging Growth Fund (Class C)
  without CDSC                          +18.52%    +22.94%   +23.45%      +20.35%
-------------------------------------  ---------  --------- --------- ----------
Average mid-cap fund**                  +19.21%    +16.66%   +16.45%      +14.34%
-------------------------------------  ---------  --------- --------- ----------
Standard & Poor's 500 Composite
  Index+                                +27.85%    +20.88%   +18.15%      +15.28%
-------------------------------------  ---------  --------- --------- ----------
Russell 2000 Index+                     +16.52%    +13.97%   +16.83%      +11.90%
-------------------------------------  ---------  --------- --------- ----------
Consumer Price Index*                    +3.42%     +2.89%    +2.88%       +3.73%
-------------------------------------  ---------  --------- --------- ----------

  *The Consumer Price Index is a popular measure of change in prices. **Source: Lipper Analytical Services.
  +Source: CDA/Wiesenberger.
+++For the period from commencement of investment operations, December 29, 1986 to November 30, 1996.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results with the contingent deferred sales charge (CDSC) reflect the applicable CDSC which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. As of April 1, 1996, Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC.

Class A and Class C share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares on September 13, 1993 and of Class C shares on April 1, 1996. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class B share performance, which is included within the Class A share performance, including the sales charge, has been adjusted to reflect the initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares. The Class B share performance included within the Class C share performance with CDSC has been adjusted to reflect the lower CDSC generally applicable to Class C shares, rather than the higher CDSC generally applicable to Class B shares. Class A and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are higher for Class B shares, and not significantly different for Class C shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.


Fund Facts

Strategy:               The Fund's investment objective is to provide long-term
                        growth of capital by investing primarily in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises.

Commencement of
investment operations:  December 29, 1986

Size:                   $6.3 billion net assets as of November 30, 1996



Largest Sectors


[Description of Pie Chart]


Retailing 11.0%
Technology 40.5%
Miscellaneous 19.3%
Leisure 16.1%
Health Care 13.1%

Portfolio Concentration as of November 30, 1996

Top Ten Equity Holdings

HFS, Inc.
Franchiser of hotels and real estate companies

Oracle Corporation
Developer and manufacturer of database software

Computer Associates
Computer software company

Cisco Systems
Computer network developer

United Healthcare
Health maintenance organization

BMC Software
Computer software company

Cadence Design Systems, Inc.
Computer software and systems company

Office Depot
Office supply retailer

Republic Industries
Waste disposal company

Cabletron Systems
Computer network company


Tax Form Summary

In January 1997, shareholders will be mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1996.

For the year ended November 30, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 31.1%.

Portfolio of Investments - November 30, 1996

Common Stocks - 97.4%
 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - 92.8%
 Advertising - 0.2%
  Lamar Advertising Co., "A"*                        51,300     $ 1,192,725
  Leap Group, Inc.*                                 150,000         918,750
  Outdoor Systems, Inc.*                            295,425       7,496,409
  Universal Outdoor Holdings, Inc.*                 113,300       3,087,425
                                                              ---------------
                                                                $12,695,309
   --------------------------------------------- ------------ ---------------
 Airlines - 0.1%
  AirNet Systems, Inc.*                             210,400     $ 2,630,000
  Atlas Air, Inc.*                                   77,400       3,599,100
                                                              ---------------
                                                                $ 6,229,100
   --------------------------------------------- ------------ ---------------
 Apparel and Textiles - 0.4%
  Designer Holdings Ltd.*                            30,000     $   461,250
  Donna Karan International, Inc.*                   50,000         818,750
  Donnkenny, Inc.*                                   30,000         121,875
  Mossimo, Inc.*                                     18,200         275,275
  Nine West Group, Inc.*                            507,316      24,034,096
                                                              ---------------
                                                                $25,711,246
   --------------------------------------------- ------------ ---------------
 Automotive - 0.1%
  APS Holding Corp.*                                144,000     $ 2,736,000
  Dura Automotive Systems, Inc.*                     58,400       1,562,200
  Safety Components International, Inc.*             28,000         343,000
  United Auto Group, Inc.*                           21,400         494,875
                                                              ---------------
                                                                $ 5,136,075
   --------------------------------------------- ------------ ---------------
 Aerospace - 0.3%
  Greenwich Air Services, Inc., "B"*                649,900     $14,947,700
  Gulfstream Aerospace Corp.*                       131,800       3,163,200
                                                              ---------------
                                                                $18,110,900
   --------------------------------------------- ------------ ---------------
 Banks and Credit Companies
  Capital One Financial Corp.                        28,500     $ 1,029,562
  First Bank Systems, Inc.                           10,900         794,338
  Northern Trust Corp.                               10,700         777,088
                                                              ---------------
                                                                $ 2,600,988
   --------------------------------------------- ------------ ---------------
 Building
  Dayton Superior Corp.*                            265,000     $ 2,616,875
   --------------------------------------------- ------------ ---------------
 Business Machines - 0.2%
  CMC Industries, Inc.*                              25,000     $   231,250
  Sun Microsystems, Inc.*                           260,000      15,145,000
                                                              ---------------
                                                                $15,376,250
   --------------------------------------------- ------------ ---------------
 Business Services - 6.7%
  Abacus Direct Corp.                                22,700     $   550,475
  AccuStaff, Inc.*                                1,992,400      40,346,100
  ADT Ltd.*                                       1,125,800      23,078,900
  Affiliated Computer Services, Inc., "A"*          482,800      14,001,200
  Alco Standard Corp.                               585,300      30,289,275

 -----------------------------------------------------------------------------

Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Business Services - continued
  American List Corp.                               130,000    $  3,835,000
  Barnett, Inc.*                                    100,000       2,475,000
  BISYS Group, Inc.*                                390,623      14,550,707
  Caribiner International, Inc.*                     28,200       1,244,325
  Carriage Services, Inc.*                           92,000       1,771,000
  CCC Information Services Group, Inc.*             307,100       4,760,050
  Ceridian Corp.*                                   131,300       6,318,812
  Claremont Technology Group, Inc.*                  53,400       1,308,300
  Computer Sciences Corp.*                          214,000      16,825,750
  Corestaff, Inc.*                                  894,300      22,916,437
  Cornell Corrections, Inc.*                        104,300       1,029,963
  CUC International, Inc.*                        3,450,112      90,996,704
  Data Processing Corp.*                             65,000       1,129,375
  Dendrite International, Inc.*                     155,400       3,729,600
  Donnelley Enterprise Solution*                     57,400       1,442,175
  DST Systems, Inc.*                                307,850       9,966,644
  E Trade Group, Inc.*                               82,700         904,531
  Education Management Corp.*                       129,600       2,397,600
  Employee Solutions, Inc.*                         259,000       4,791,500
  Equity Corp. International*                       425,550       9,149,325
  Fine Host Corp.*                                  125,100       1,985,962
  First Data Corp.                                   24,104         961,147
  First USA Paymentech, Inc.*                        19,500         760,500
  Fiserv, Inc.*                                     307,500      11,608,125
  Forrester Research, Inc.*                          23,500         502,313
  ICT Group, Inc.*                                  300,000       1,350,000
  Intelliquest Information Group*                    53,800       1,291,200
  Interim Services, Inc.*                           565,800      22,207,650
  International Network Services*                    17,800         569,600
  Labor Ready, Inc.*                                 50,000         612,500
  Lason Holdings, Inc.*                              18,500         360,750
  Learning Tree International, Inc.*                 47,700       2,158,425
  May and Speh, Inc.*                                80,000       1,080,000
  Mecon, Inc.*                                       33,600         226,800
  MedQuist, Inc.*                                   163,000       3,137,750
  Meta Group, Inc.*                                  12,500         346,875
  National Data Corp.                                70,700       2,819,162
  National Processing, Inc.*                        190,900       3,436,200
  NCO Group Inc.*                                    33,100         566,838
  NOVA Corp.*                                        22,700         431,300
  Nu Skin Asia Pacific, Inc.*                        38,300       1,134,637
  PHH Corporation*                                   45,300       2,032,837
  PIA Merchandising Services, Inc.*                  35,500         319,500
  Precision Response Corp.*                         250,000       9,281,250
  Profit Recovery Group International, Inc.*         75,000       1,050,000
  Registry, Inc.*                                    13,800         674,475
  RemedyTemp, Inc.*                                  99,900       1,598,400

 -----------------------------------------------------------------------------

Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Business Services - continued
  Romac International, Inc.*                         60,100    $  1,472,450
  RTW, Inc.*                                         36,000         576,000
  Rural/Metro Corp.*                                272,700       9,544,500
  Sabre Group Holding, Inc.*                        124,400       3,638,700
  Service Experts, Inc.*                             57,100       1,413,225
  SPS Transaction Services Corp.*                   558,245       8,792,359
  Superior Consultant, Inc.*                         15,200         364,800
  Superior Services, Inc.*                           28,700         491,488
  Technology Solutions Co.*                          64,050       2,882,250
  Transaction System Architects, Inc.*              222,800       8,076,500
  Vincam Group, Inc.*                                21,900         761,025
  Walsh International, Inc.*                         47,500         380,000
                                                              ---------------
                                                               $420,706,241
   --------------------------------------------- ------------ ---------------
 Cellular Telephones
  Telephone & Data Systems, Inc.                     18,000    $    672,750
   --------------------------------------------- ------------ ---------------
 Chemicals
  Polymer Group, Inc.*                              249,600    $  3,213,600
   --------------------------------------------- ------------ ---------------
 Computer Software - Services
  Ingram Micro, Inc.*                               112,900    $  2,780,163
   --------------------------------------------- ------------ ---------------
 Computer Software - Personal Computers - 3.6%
  Autodesk, Inc.*                                 1,566,490    $ 43,861,720
  Avant Corp.*                                        8,221         240,464
  Clarify, Inc.*                                     32,400       1,458,000
  Compuserve, Inc.*                                  85,100         893,550
  Cybermedia, Inc.*                                  17,400         352,350
  Documentum, Inc.*                                  12,200         463,600
  Electronic Arts, Inc.*                            229,679       7,378,438
  Epic Design Technology, Inc.*                      76,200       1,905,000
  HCIA, Inc.*                                       565,000      16,243,750
  HNC Software, Inc.*                                25,600         761,600
  Hummingbird Communications Ltd.*                  302,200       9,557,075
  Imnet Systems, Inc.*                               35,700         651,525
  Insight Enterprises, Inc.*                        216,000       7,263,000
  InterSolv, Inc.*                                  135,500       1,253,375
  Keane, Inc.*                                      100,000       5,287,500
  Logic Works, Inc.*                                 52,100         306,088
  MapInfo Corp.*                                     50,000         562,500
  McAfee Associates, Inc.*                           26,271       1,254,440
  Microsoft Corp.*                                  670,100     105,121,937
  National Instruments Corp.*                        23,800         761,600
  Openvision Technologies, Inc.*                     25,300         227,700
  P-Com, Inc.*                                       54,800       1,739,900
  Quality Systems*                                   90,000         821,250
  Segue Software, Inc.*                              25,800         328,950
  Selected Software Tools Ltd.*                      31,500         551,250
  Softdesk, Inc.*                                    37,600         329,000

 -----------------------------------------------------------------------------

Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Computer Software - Personal Computers - continued
  Symantec Corp.*                                 1,282,000    $ 19,069,750
  Verity, Inc.*                                      30,400         505,400
  Videoserver, Inc.*                                 19,600         960,400
                                                              ---------------
                                                               $230,111,112
   --------------------------------------------- ------------ ---------------
 Computer Software - Systems - 21.9%
  Adobe Systems, Inc.                             1,015,900    $ 40,128,050
  Alphanet Solutions, Inc.*                          15,000         183,750
  Ansys, Inc.*                                       13,000         147,875
  Applix, Inc.*                                      48,000         948,000
  Aspect Development, Inc.*                          25,500         592,875
  Aspen Technology, Inc.*                            75,000       6,253,125
  Astea International, Inc.*                         22,000         123,750
  Aurum Softwave, Inc.*                              19,000         672,125
  BDM International, Inc.*                           43,400       2,039,800
  BMC Software, Inc.*                             4,053,750     176,338,125
  Cadence Design Systems, Inc.+++*                4,267,525     170,167,559
  Carnegie Group, Inc.*                             150,000         881,250
  Checkfree Corp.*                                  170,000       2,890,000
  Citrix Systems, Inc.*                              31,000       1,414,375
  Computer Associates International, Inc.         4,371,900     287,452,425
  Computer Management Sciences, Inc.*                29,475         501,075
  Compuware Corp.*                                1,963,624     110,944,756
  Cotelligent Group, Inc.*                          303,100       6,043,056
  CSG Systems International, Inc.*                   23,300         413,575
  Desktop Data, Inc.*                                15,400         346,500
  Document Sciences Corp.*                           24,000         270,000
  Edify Corp.*                                      120,000       1,680,000
  Factset Research Systems, Inc.*                    59,600       1,400,600
  Helisys, Inc.*                                     50,000         143,750
  HMT Technology Corp.*                              90,000       1,575,000
  HPR, Inc.*                                         29,000         435,000
  IA Corporation I*                                 100,000         562,500
  IDX Systems Corp.*                                 21,300         527,175
  Information Management Resources, Inc.*           106,800       1,762,200
  Informix Corp.*                                 1,184,100      28,122,375
  Intelidata Technologies Corp.*                    171,200       1,259,925
  Intelligroup, Inc.*                                10,700         155,150
  Isocor*                                            53,000         311,375
  Learning Company, Inc.*                           390,000       6,630,000
  Metatec Corp.*                                     60,000         390,000
  Metromail Corp.*                                  106,400       2,460,500
  Oak Technology*                                   400,000       3,950,000
  Objective Systems Integrators, Inc.*               38,500         948,063
  Oracle Systems Corp.*                           7,553,500     370,121,500
  Programmers Paradise, Inc.*                       100,000         650,000
  Radisys Corp.*                                     85,000       3,888,750

 -----------------------------------------------------------------------------

Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Computer Software - Systems - continued
  Remedy Corp.*                                      41,400   $    1,873,350
  Renaissance Solutions, Inc.*                       67,200        2,536,800
  Rogue Wave Software, Inc.*                         24,400          314,150
  Sapient Corp.*                                     12,400          489,800
  Security Dynamics Technology*                      59,600        2,451,050
  Simulation Sciences, Inc.*                         93,200        1,153,350
  Sterling Software, Inc.*                           10,000          331,250
  Summit Design, Inc.*                               50,000          500,000
  Sunquest Information Systems, Inc.*                20,000          297,500
  Sybase, Inc.*                                   3,054,589       53,837,131
  Sykes Enterprises, Inc.*                           14,850          645,975
  Synopsys, Inc.*                                   662,800       29,328,900
  System Software Associates, Inc.+++             2,519,350       34,955,981
  Techforce Corp.*                                   50,000          331,250
  Technology Modeling Associates, Inc.*              23,100          248,325
  Transition Systems, Inc.*                          51,900          583,875
  Ultradata Corp.*                                   40,000          200,000
  USCS International, Inc.*                         217,300        3,639,775
  Viisage Technology, Inc.*                          41,700          589,013
  Whittman-Hart, Inc.*                              118,200        5,378,100
  Xionics Document Technologies*                    134,500        1,748,500
                                                              ---------------
                                                              $1,377,159,984
   --------------------------------------------- ------------ ---------------
 Construction Services - 0.1%
  Shaw Group, Inc.*                                 159,400   $    4,104,550
   --------------------------------------------- ------------ ---------------
 Consumer Goods and Services - 0.6%
  American Residential Services, Inc.*               88,000   $    1,881,000
  Bell Sports Corp.*                                 40,000          255,000
  Blyth Industries, Inc.*                           115,400        5,005,475
  Bollinger Industries, Inc.*                        45,000           33,750
  Boston Communications Group*                       36,100          320,388
  Carson, Inc.*                                     121,100        1,695,400
  Cerplex Group, Inc.*                              123,800          170,225
  Childtime Learning Centers, Inc.*                  70,000          595,000
  Department 56, Inc.*                               50,000        1,162,500
  Franklin Quest Co.*                               567,800       12,065,750
  GT Bicycles, Inc.*                                 10,000          120,000
  Rockshox, Inc.*                                    90,000        1,158,750
  Service Corp. International*                      322,400        9,712,300
  Ticketmaster Group, Inc.*                         170,000        2,486,250
                                                              ---------------
                                                              $   36,661,788
   --------------------------------------------- ------------ ---------------
 Electrical Equipment - 0.1%
  Anadigics, Inc.*                                   11,800   $      442,500
  Comdial Corp.*                                    115,000          790,625
  CP Clare Corp.*                                   180,000        1,485,000
  Cyberoptics Corp.*                                 35,000          411,250
  JPM Co.*                                          145,000        1,776,250

 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Electrical Equipment - continued
  Micrel, Inc.*                                      29,800    $    748,725
  Remec, Inc.*                                       10,000         191,250
  Zycon Corp.*                                       47,000         587,500
                                                              ---------------
                                                               $  6,433,100
   --------------------------------------------- ------------ ---------------
 Electronics - 4.2%
  Aavid Thermal Technologies, Inc.*                  65,000    $    568,750
  Actel Corp.*                                       40,000         880,000
  Altera Corp.*                                   1,300,600      98,195,300
  Analog Devices, Inc.*                             735,000      23,611,875
  Atmel Corp.*                                      399,300      13,126,987
  AVX Corp.                                          85,800       1,919,775
  Blonder Tongue Laboratories, Inc.*                 52,500         525,000
  Burr Brown Corp.*                                 398,300      10,355,800
  Integrated Measurements Systems, Inc.*             23,900         424,225
  Linear Technology Corp.                           386,900      18,232,662
  LSI Logic Corp.*                                  994,600      29,962,325
  Maxim Integrated Products, Inc.*                  155,900       7,229,863
  MEMC Electronic Materials, Inc.*                   25,000         668,750
  Micro Linear Corp.*                               198,000       1,274,625
  National Semiconductor Corp.*                      60,000       1,470,000
  Novellus Systems, Inc.*                           152,000       8,740,000
  Photon Dynamics, Inc.*                             32,100         204,638
  Triumph Group, Inc.*                               31,200         819,000
  Ultrak, Inc.*                                      70,000       2,143,750
  Xilinx, Inc.*                                     994,882      43,650,448
                                                              ---------------
                                                               $264,003,773
   --------------------------------------------- ------------ ---------------
 Entertainment - 3.1%
  Ambassadors International, Inc.*                   20,000    $    165,000
  American Radio Systems Corp., "A"*                325,800       8,959,500
  Chartwell Leisure, Inc.*                          260,000       3,510,000
  Clear Channel Communications, Inc.*                 9,000         621,000
  Cox Radio, Inc.*                                  157,700       2,759,750
  Golden Bear Golf, Inc.*                            25,400         346,075
  Grand Casinos, Inc.*                            1,422,921      18,142,243
  Harrah's Entertainment, Inc.*                   2,181,402      38,719,885
  Hertiage Media Corp.*                             118,800       1,648,350
  Hollywood Entertainment Corp.+++*               3,436,500      69,159,562
  Infinity Broadcasting Corp., "A"*                 562,725      18,077,541
  International Speedway Corp.*                      24,000         480,000
  Jacor Communications, Inc., "A"*                  379,400       9,105,600
  LIN Television Corp.*                             412,200      16,539,525
  Macromedia, Inc.*                                  76,000       1,377,500
  Metro Networks, Inc.*                              74,200       1,799,350
  Players International, Inc.*                       47,000         305,500
  Premier Parks, Inc.*                               35,700       1,137,938
  Showboat, Inc.                                    245,000       4,563,125

 -----------------------------------------------------------------------------

Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Entertainment - continued
  Sinclair Broadcast Group, Inc.,"A"*               38,900     $    943,325
  Starsight Telecast, Inc.*                         15,700          117,750
                                                              ---------------
                                                               $198,478,519
   --------------------------------------------- ------------ ---------------
 Financial Institutions - 1.2%
  Accident Consumer Finance Corp.*                  35,000     $    319,375
  Advanta Corp., "B"                                13,000          546,000
  Amresco, Inc.*                                    70,000        1,505,000
  Contifinancial Corp.*                             52,050        2,042,962
  Corporate Express, Inc.*                         348,000        9,744,000
  Credit Acceptance Corp.*                         165,000        4,269,375
  Delta Financial Corp.*                            27,400          626,775
  Dignity Partners, Inc.*                           78,100          205,013
  Emergent Group, Inc.*                            149,700        1,777,687
  Everen Capital Corp.                              90,000        2,025,000
  Finova Group, Inc.                                10,900          719,400
  First Investment Financial Services Group*        78,300          704,700
  First Merchants Acceptance Corp.*                 45,000          945,000
  Franklin Resources, Inc.                         335,200       23,966,800
  Hambrecht & Quist Group, Inc.*                    18,000          441,000
  Harrington Financial Group, Inc.*                 20,000          202,500
  Healthcare Financial Partners, Inc.*              44,900          561,250
  IMC Mortgage Co.*                                 60,000        1,950,000
  Jayhawk Acceptance Corp.*                        270,000        3,307,500
  Mego Mortgage Corp.*                              30,000          356,250
  Metris Cos., Inc.*                                31,200          733,200
  National Auto Credit, Inc.*                      848,100        8,693,025
  RAC Financial Group, Inc.*                        90,000        4,837,500
  Schwab (Charles) Corp.                            25,000          753,125
  Southern Pacific Funding Corp.*                   58,000        1,841,500
                                                              ---------------
                                                               $ 73,073,937
   --------------------------------------------- ------------ ---------------
 Food and Beverage Products - 0.1%
  Einstein Noah Bagel Corp.*                        33,100     $    988,863
  Nuco2, Inc.*                                       5,000           67,500
  Rocky Mountain Chocolate Factory*                 67,100          452,925
  Suiza Foods Corp.*                               190,000        3,467,500
                                                              ---------------
                                                               $  4,976,788
   --------------------------------------------- ------------ ---------------
 Insurance - 0.2%
  Amerin Corp.*                                    117,100     $  2,664,025
  Capmac Holdings, Inc.                             53,000        1,768,875
  Compdent Corp.*                                  159,300        4,380,750
  Equitable of Iowa Cos.                            18,500          827,875
                                                              ---------------
                                                               $  9,641,525
   --------------------------------------------- ------------ ---------------
 Machinery - 0.1%
  Prime Service, Inc.*                             112,600     $  3,096,500
  Rental Service Corp.*                             57,500        1,480,625
                                                              ---------------
                                                               $  4,577,125
--------------------------------------------------------------------------------

 -----------------------------------------------------------------------------

Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Medical and Health Products - 1.1%
  AmeriSource Health Corp.*                          33,800     $ 1,330,875
  Arterial Vascular Engineering, Inc.*               24,800         421,600
  Biosource International, Inc.*                    144,400       1,019,825
  Boston Scientific Corp.*                          260,000      15,177,500
  Cohr, Inc.*                                        56,800       1,192,800
  Digene Corp.*                                      24,500         248,063
  Guidant Corp.*                                    382,600      20,229,975
  Housecall Medical Resources, Inc.*                 75,000         346,875
  Innovasive Devices, Inc.*                          29,000         224,750
  Iridex Corp.*                                      30,000         247,500
  Lanvision Systems, Inc.*                           15,000         114,375
  Matria Healthcare, Inc.*                          578,500       3,471,000
  MedCath, Inc.*                                     30,000         446,250
  NCS Healthcare, Inc.*                              36,200         995,500
  Orthofix International N.V.*                      473,749       4,086,085
  Parexel International Corp.*                       19,500       1,009,125
  Physician Sales and Service, Inc.*                 42,000         850,500
  Seamed Corp.*                                      30,000         311,250
  Sofamor Danek Group, Inc.*                         20,000         562,500
  Uromed Corp.*                                      48,765         444,981
  Ventritex, Inc.*                                  148,900       3,461,925
  Vitalcom, Inc.*                                    15,000          80,625
  Waters Corp.*                                     423,500      11,487,437
  Xomed Surgical Products, Inc.*                     50,000         962,500
  Zoll Medical Corp.*                               107,500       1,384,062
                                                              ---------------
                                                                $70,107,878
   --------------------------------------------- ------------ ---------------
 Medical and Health Technology and Services - 11.9%
  Access Health, Inc.*                               37,500     $ 1,471,875
  Advanced Health Corp.*                             72,600       1,034,550
  AHI Healthcare Systems, Inc.*                      47,700         369,675
  American Homepatient, Inc.*                       420,750       9,729,844
  American Medical Response*                         44,500       1,335,000
  American Medserve Corp.*                           47,600         773,500
  American Oncology Resources, Inc.*                100,000         975,000
  Applied Analytical Industries, Inc.*               12,300         261,375
  Carematrix Corp.*                                 473,500       6,510,625
  ClinTrials Research, Inc.*                         45,000         978,750
  Columbia/HCA Healthcare Corp.                     708,184      28,327,360
  Community Care of America, Inc.*                  100,000         400,000
  Coventry Corp.*                                   502,700       4,964,162
  CRA Managed Care, Inc.*                            31,900       1,451,450
  Equimed, Inc.*                                    200,000         837,500
  First Commonwealth, Inc.*                          12,600         207,900
  Foundation Health Corp.*                        1,146,500      33,535,125
  FPA Medical Management, Inc.*                     360,425       6,938,181
  Genesis Health Ventures, Inc.*                    181,150       5,049,556

 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Medical and Health Technology and Services - continued
  HBO & Company                                       5,900     $   335,563
  Health Management Associates, Inc., "A"*           58,500       1,294,312
  Healthdyne Information Enterprises, Inc.*         378,500       1,750,562
  Healthdyne, Inc.*                                 190,000       1,733,750
  HealthPlan Services Corp.*                         58,000       1,131,000
  Healthsource, Inc.+++*                          5,070,210      57,039,862
  HEALTHSOUTH Corp.*                                945,110      35,559,764
  Heartport, Inc.*                                   23,600         542,800
  ICU Medical, Inc.*                                 50,000         412,500
  Integrated Health Services, Inc.+++*            1,296,000      28,512,000
  Integrated Living Communities, Inc.*              250,000       1,562,500
  Kapson Senior Quarters Corp.*                     240,000       1,740,000
  Lincare Holdings, Inc.*                           206,900       8,224,275
  Living Centers of America*                         96,600       2,451,225
  Manor Care, Inc.                                   78,600       1,984,650
  Mariner Health Group, Inc.*                     1,048,900       7,866,750
  Medpartners, Inc.*                                 35,765         813,654
  Mid Atlantic Medical Services, Inc.*            2,467,600      28,994,300
  Multicare Cos., Inc.*                             121,350       2,396,662
  National Surgery Centers, Inc.*                    28,200         895,350
  Occusystems, Inc.*                                 13,100         379,900
  Option Care, Inc.*                                140,000         682,500
  Orthodontic Centers America, Inc.*              1,990,000      25,123,750
  Owen Healthcare, Inc.*                            732,200      18,762,625
  Oxford Health Plans, Inc.*                        491,800      28,524,400
  Pacificare Health Systems, Inc., "A"*             364,900      28,827,100
  Pacificare Health Systems, Inc., "B"*             672,546      55,821,318
  Pediatric Services America, Inc.*                  30,000         570,000
  Pediatrix Medical Group*                           37,400       1,444,575
  Pharmaceutical Product Development, Inc.*          16,200         356,400
  Phymatrix Corp.*                                   98,200       1,509,825
  Physician Corp. America*                           23,500         249,688
  Physician Reliance Network, Inc.*                 510,000       3,570,000
  Physician Support Systems, Inc.*                   38,100         657,225
  Physicians Resource Group, Inc.*                  300,000       6,225,000
  Physio-Control International Corp.*               212,300       3,927,550
  Quorum Health Group, Inc.*                         66,100       1,859,062
  Renal Care Group, Inc.*                            29,100         923,925
  Renal Treatment Centers, Inc.*                    820,000      21,320,000
  Renal Treatment Centers, Inc.+*                    35,302         917,852
  Riscorp, Inc., "A"*                               117,900         515,813
  Schein (Henry), Inc.*                              26,850       1,094,137
  Sierra Health Services, Inc.*                      27,700         682,113
  Sola International, Inc.*                          43,000       1,510,375
  St. Jude Medical, Inc.*                           500,000      20,875,000
  Sterling House Corp.*                              22,000         187,000
  Summit Medical Systems, Inc.*                      26,900         225,288

 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Medical and Health Technology and Services - continued
  Sunrise Assisted Living, Inc.*                     40,000    $    970,000
  Total Renal Care Holdings, Inc.*                  200,000       6,850,000
  Ultratech Stepper, Inc.*                          104,800       2,384,200
  United Dental Care, Inc.*                          25,400         711,200
  United Healthcare Corp.                         4,939,654     213,022,579
  United Payors and United Providers, Inc.*         175,000       2,100,000
  Urocor, Inc.*                                      21,200         196,100
  Vivra, Inc.*                                      200,000       6,150,000
  WellCare Management Group, Inc.*                   77,700         689,588
                                                              ---------------
                                                               $750,208,995
   --------------------------------------------- ------------ ---------------
 Metals and Minerals - 0.1%
  Titanium Metals Corp.*                            110,000    $  3,685,000
   --------------------------------------------- ------------ ---------------
 Pollution Control - 2.6%
  Allied Waste Industries, Inc.*                    208,000    $  1,872,000
  Laidlaw, Inc.                                     500,000       6,125,000
  Philip Environmental, Inc.*                       183,300       2,382,900
  Republic Industries+@*                            507,900      16,951,162
  Republic Industries, Inc.##*                    4,000,000     133,000,000
  USA Waste Services, Inc.*                         137,360       4,429,860
                                                              ---------------
                                                               $164,760,922
   --------------------------------------------- ------------ ---------------
 Printing and Publishing - 0.1%
  Applied Graphics Technologies*                     41,200    $    782,800
  Educational Insights, Inc.*                        46,500         104,625
  Mail Well Holdings, Inc.*                         414,000       5,847,750
                                                              ---------------
                                                               $  6,735,175
   --------------------------------------------- ------------ ---------------
 Railroads
  Wisconsin Central Transportation Corp.*            32,700    $  1,332,525
   --------------------------------------------- ------------ ---------------
 Real Estate - 0.2%
  CB Commercial Real Estate Services Group*         188,000    $  3,384,000
  NHP, Inc.*                                        444,700       7,726,663
                                                              ---------------
                                                               $ 11,110,663
   --------------------------------------------- ------------ ---------------
 Restaurants and Lodging - 12.6%
  Amerihost Properties, Inc.+++*                    522,000    $  3,458,250
  Apple South, Inc.                                 412,150       6,079,213
  Applebee's International, Inc.+++*              3,126,500      91,059,312
  Back Bay Restaurant Group, Inc.*                  157,600         433,400
  Bertucci's, Inc.*                                 369,700       1,964,031
  Brinker International, Inc.*                      440,000       8,140,000
  Bristol Hotel Co.*                                 47,100       1,265,813
  Buffets, Inc.+++*                               2,953,050      27,500,278
  Candlewood Hotel Company, Inc.*                   250,000       2,531,250
  Capstar Hotel Co.*                                500,000       9,187,500
  Cheesecake Factory*                                10,000         202,500
  Choice Hotels Holdings, Inc.*                      78,600       1,208,475
  Extended Stay America, Inc.*                      804,000      16,683,000

 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Restaurants and Lodging - continued
  Hammons John Q Hotels, Inc.+++*                   549,300    $  4,394,400
  HFS, Inc.+++*                                   6,441,610     417,094,247
  IHOP Corp.+++*                                    612,200      14,845,850
  Interstate Hotels Co.*                             82,600       2,116,625
  LA Quinta Inns, Inc.                              114,000       2,194,500
  Lone Star Steakhouse & Saloon, Inc.*              370,500      10,605,562
  MGM Grand, Inc.*                                  640,000      24,720,000
  Morton's Restaurant Group, Inc.+++*               553,200       8,298,000
  Outback Steakhouse, Inc.*                         120,000       3,465,000
  Papa John's International, Inc.*                  132,300       4,266,675
  PJ America, Inc.*                                  14,100         264,375
  Promus Hotel Corp.*                             1,602,501      51,680,657
  Rainforest Cafe, Inc.*                            115,000       3,363,750
  Red Roof Inns, Inc.*                              171,400       2,699,550
  Renaissance Hotel Group*                        1,402,800      23,496,900
  Roadhouse Grill, Inc.*                            150,000         900,000
  Schlotzskys, Inc.*                                 33,700         370,700
  ShoLodge, Inc.*                                   375,600       5,070,600
  Showbiz Pizza Time, Inc.+++*                    1,030,000      16,866,250
  Signature Resorts, Inc.*                          100,000       3,425,000
  Sonic Corp.*                                      464,450      10,624,294
  Studio Plus Hotels, Inc.*                          31,050         543,375
  Suburban Lodges America, Inc.*                     20,000         345,000
  Sun International Hotels Ltd.*                    121,800       6,044,325
  Taco Cabana, Inc.+++*                             962,395       6,375,867
  United States Franchise Services, Inc.*            37,600         394,800
  Wyndham Hotel Corp.*                               40,550         795,794
                                                              ---------------
                                                               $794,975,118
   --------------------------------------------- ------------ ---------------
 Retail - 0.3%
  American Pad & Paper Co.*                         940,000    $ 18,565,000
  Oakley, Inc.*                                      30,000         416,250
                                                              ---------------
                                                               $ 18,981,250
   --------------------------------------------- ------------ ---------------
 Special Products and Services - 0.7%
  Central Parking Corp.                              66,600    $  2,231,100
  Childrens Discovery Centers America*              220,000       1,237,500
  Columbus Mckinnon Corp.*                          155,000       2,421,875
  Consolidated Cigar Holdings, Inc.*                 10,000         243,750
  Cooper & Chyan Technology, Inc.*                   69,400       2,290,200
  Firearms Training Systems, Inc.*                   65,800         908,863
  FY I, Inc.*                                       193,300       4,155,950
  Gargoyles, Inc.*                                   38,100         371,475
  ITT Educational Services, Inc.*                   247,500       4,795,312
  Staffmark, Inc.*                                  125,000       1,578,125
  Stewart Enterprises, Inc.*                        401,100      13,537,125
  Strayer Education, Inc.*                          145,000       3,262,500
  Wackenhut Corp.                                   200,000       2,800,000

 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Special Products and Services - continued
  West Marine, Inc.*                                 10,000    $    335,000
  Wilmar Industries, Inc.*                           66,600       1,515,150
                                                              ---------------
                                                               $ 41,683,925
   --------------------------------------------- ------------ ---------------
 Steel - 0.1%
  Citation Corp.*                                   640,000    $  6,440,000
   --------------------------------------------- ------------ ---------------
 Stores - 8.2%
  Abercrombie And Fitch Co.*                         34,100    $    626,588
  Alrenco, Inc.*                                    200,000       2,075,000
  AutoZone, Inc.*                                    21,487         529,117
  Bed Bath & Beyond, Inc.*                          240,000       6,285,000
  Boise Cascade Office Products Corp.*              341,400       6,358,575
  Borders Group, Inc.*                              200,000       7,300,000
  BT Office Products International, Inc.*           771,800       7,139,150
  CompUSA, Inc.*                                    220,000       9,900,000
  Consolidated Stores Corp.*                        802,000      29,674,000
  Creative Computers, Inc.*                          76,000         798,000
  Dollar Tree Stores, Inc.*                         175,000       6,693,750
  Doubletree Corp.*                                 329,600      13,843,200
  Duty Free International, Inc.                     687,800      10,832,850
  Friedman's, Inc.*                                 125,000       1,718,750
  Garden Botanika, Inc.*                             13,400         120,600
  General Nutrition Cos., Inc.*                   1,964,108      33,880,863
  Global Directmail Corp.*                          313,300      14,098,500
  Globe Business Resources, Inc.*                    70,000         577,500
  Grow Biz International, Inc.*                      60,000         525,000
  Gymboree Corp.*                                   630,550      17,813,037
  Hello Direct, Inc.*                                42,000         183,750
  Home Depot, Inc.                                  125,000       6,515,625
  Linens N Things, Inc.*                            227,600       3,556,250
  Mazel Stores, Inc.*                                27,700         547,075
  Micro Warehouse, Inc.+++*                       2,565,200      63,488,700
  Mothers Work, Inc.+++*                            211,500       2,220,750
  Movie Gallery, Inc.*                              378,100       5,293,400
  MSC Industrial Direct, Inc.*                      150,800       5,636,150
  Office Depot, Inc.*                             6,862,200     133,812,900
  Officemax, Inc.*                                1,108,650      16,075,425
  Pacific Sunwear of California*                     43,083       1,163,241
  Party City Corp.*                                  30,900         463,983
  PETsMART, Inc.*                                   134,974       3,441,837
  Renters Choice, Inc.*                             321,000       5,858,250
  Saks Holdings, Inc.*                               60,500       1,966,250
  Shoe Carnival, Inc.*                              487,000       2,556,750
  Sports Club, Inc.*                                196,000         490,000
  Staples, Inc.*                                  2,256,000      44,556,000
  Sunglass Hut International, Inc.*                 500,000       3,687,500
  Thrifty Payless Holdings, Inc., "B"*              910,000      23,318,750

 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Stores - continued
  Travis Boats and Motors, Inc.*                     90,000    $  1,136,250
  US Office Products Co.*                           453,200      14,049,200
  Welcome Home, Inc.*                                88,900          66,675
  West Coast Entertainment Corp.+++*                605,000       6,050,000
  Wild Oats Markets, Inc.*                           14,800         284,900
                                                              ---------------
                                                               $517,209,091
   --------------------------------------------- ------------ ---------------
 Technology
  Spectrum Holobyte, Inc.*                           65,600    $    328,000
   --------------------------------------------- ------------ ---------------
 Telecommunications - 10.9%
  ACC Corp.                                          90,000    $  2,688,750
  Advanced Fibre Communications*                     22,200       1,085,025
  APAC Teleservices, Inc.*                          391,400      18,493,650
  Ascend Communications, Inc.*                      406,400      28,905,200
  Bay Networks, Inc.*                             1,076,128      28,786,424
  Brooks Fiber Properties, Inc.*                     66,500       2,086,437
  Cable Design Technologies Corp.*                  636,800      18,626,400
  Cabletron Systems, Inc.*                        3,069,000     123,910,875
  Call-Net Enterprises, Inc.##*                      80,000         936,782
  Celeritek, Inc.*                                   20,000         315,000
  Cisco Systems, Inc.*                            3,244,650     220,230,619
  DSP Communications , Inc.*                        120,000       4,665,000
  Equalnet Holding Corp.+++*                        520,400       1,138,375
  Excel Communication, Inc.*                        104,700       2,617,500
  Glenayre Technologies, Inc.*                    2,349,600      56,096,700
  International Telecommunication
    Data Systems, Inc.*                              30,100         714,875
  LCC International, Inc.*                           33,400         534,400
  Lightbridge, Inc.*                                 39,300         363,525
  McLeod, Inc., "A"*                                 81,200       2,314,200
  Metro One Telecommunications, Inc.*                34,500         284,625
  Omnipoint Corp.*                                   40,400       1,060,500
  Orckit Communications Ltd.*                        23,300         262,125
  Pagemart Wireless, Inc.*                           69,300         511,088
  Paging Network, Inc.*                              44,000         715,000
  Premiere Technologies , Inc.*                      35,200         818,400
  Premisys Communications, Inc.*                     29,800       1,538,425
  RMH Teleservices , Inc.*                          208,000       1,768,000
  Shiva Corp.*                                       59,400       2,450,250
  Sitel Corp.*                                      276,400       5,458,900
  Snyder Communications, Inc.*                       63,300       1,542,938
  Sterling Commerce, Inc.*                           59,826       1,884,519
  Tel-Save Holdings, Inc.+++*                     1,827,350      39,744,862
  Telespectrum Worldwide, Inc.*                     560,000       9,940,000
  Teletech Holdings, Inc.*                          194,500       6,126,750
  Tellabs, Inc.*                                    100,000       3,975,000
  Transaction Network Services, Inc.*               255,700       3,196,250
  Trescom International, Inc.*                       46,100         478,288

 -----------------------------------------------------------------------------

Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Telecommunications - continued
  Univision Communications, Inc.*                    35,700   $    1,419,075
  West Teleservices Corp.*                           60,950        1,516,131
  Westell Technologies, Inc.*                        67,800        1,686,525
  WorldCom, Inc.*                                 3,587,370       82,957,931
  Xlconnect Solutions, Inc.*                         10,200          288,150
  Xpedite Systems, Inc.*                             35,000          647,500
  Xylan Corp.*                                       21,100          780,700
                                                              ---------------
                                                              $  685,561,669
   --------------------------------------------- ------------ ---------------
 Transportation - 0.1%
  Coach USA, Inc.*                                   46,300   $    1,169,075
  Hub Group, Inc.*                                   50,000        1,256,250
  Team Rental Group, Inc.*                           40,000          650,000
  U. S. Xpress Enterprises, Inc.*                    34,200          299,250
                                                              ---------------
                                                              $    3,374,575
   --------------------------------------------- ------------ ---------------
 Utilities - Telephone - 0.7%
  MCI Communications Corp.                          200,000   $    6,100,000
  MFS Communications Co., Inc.*                     357,244       17,237,023
  Telco Communications Group*                       516,200        8,420,513
  Teleport Communications Group, Inc.*              468,300       15,512,437
                                                              ---------------
                                                              $   47,269,973
   --------------------------------------------- ------------ ---------------
Total U.S. Stocks (Identified Cost, $3,961,585,474)           $5,848,836,457
   --------------------------------------------- ------------ ---------------
Foreign Stocks - 4.6%
 Australia - 0.2%
  Sydney Harbor Casino Holdings Ltd., Preferred
  (Entertainment)                                 7,500,000   $   11,310,898
   --------------------------------------------- ------------ ---------------
 Belgium
  Xeikon, N.V., ADR (Printing and
    Publishing)##                                    43,000   $      408,500
   --------------------------------------------- ------------ ---------------
 Canada - 0.9%
  Loewen Group, Inc. (Business Services)            585,800   $   23,651,675
  Loewen Group, Inc. (Business Services)##          857,200       34,464,611
                                                              ---------------
                                                              $   58,116,286
   --------------------------------------------- ------------ ---------------
 France - 0.1%
  Dassault Systems S.A., ADR (Computer
    Software - Systems)                              49,100   $    2,350,663
   --------------------------------------------- ------------ ---------------
 Germany - 1.1%
  Sap AG, Preferred (Computer
    Software - Systems)                             406,625   $   55,891,109
  Sap Aktiengesellschsft, ADR
    (Computer Software - Systems)                   312,200       14,166,075
                                                              ---------------
                                                              $   70,057,184
   --------------------------------------------- ------------ ---------------
 Ireland - 0.1%
  Cbt Group Public Limited (Publishing)             124,000   $    7,130,000
   --------------------------------------------- ------------ ---------------
 Italy - 0.8%
  Gucci Group NV (Apparel and Textiles)             652,600   $   47,884,525

--------------------------------------------------------------------------------

 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
Foreign Stocks - continued
 Mexico
  Banca Quadrum S.A. (Banks and Credit
    Companies)                                        90,000  $      382,500
   --------------------------------------------- ------------ ---------------
 Netherlands
  Baan Company N.V. (Computer
    Software - Systems)                               58,400  $    2,080,500
   --------------------------------------------- ------------ ---------------
 New Zealand - 0.2%
  Sky City Ltd. (Entertainment)                    1,668,900  $    9,517,773
   --------------------------------------------- ------------ ---------------
 Turkey
  Turkiye Garanti Bankasi, ADR (Banks and
    Credit Companies)##                               72,000  $      334,800
   --------------------------------------------- ------------ ---------------
 United Kingdom - 1.2%
  Danka Business Systems, ADR
    (Business Services)                            1,710,000  $   71,820,000
  Dr Solomons Group PLC (Computer
    Software - Personal Computers)                   100,000       1,725,000
  Insignia Solutions PLC (Computer
    Software - Personal Computers)                   457,700       2,231,288
  Pace Micro Technology (Electronics)                328,200       1,307,539
  Jarvis Hotels PLC (Restaurants and Lodging)+        98,300         279,259
                                                              ---------------
                                                              $   77,363,086
   --------------------------------------------- ------------ ---------------
Total Foreign Stocks (Identified Cost, $227,684,420)          $  286,936,715
   --------------------------------------------- ------------ ---------------
Total Common Stocks (Identified Cost, $4,189,269,894)         $6,135,773,172
------------------------------------------------ ------------ ---------------
Convertible Preferred Stocks - 0.1%
-----------------------------------------------------------------------------
  American Radio Systems Corp., 7s##
    (Identified Cost, $4,555,000)                     91,100  $    4,190,600
------------------------------------------------ ------------ ---------------
Warrants - 0.3%
-----------------------------------------------------------------------------
  Intel Corp. (Electronics)
    (Identified Cost, $11,537,522)                   203,000  $   17,813,250
------------------------------------------------ ------------ ---------------
Convertible Bonds - 0.1%
-----------------------------------------------------------------------------
                                             Principal Amount
                                                (000 Omitted)
  ----------------------------------------------------------  ---------------
  Midcom Communications Inc., 8.25s, 2003##       $    4,600  $    4,726,500
  Sholodge, Inc., 7.5s, 2004                           2,000       1,800,000
  Ventritex, Inc., 5.75s, 2001                         1,810       2,739,887
   --------------------------------------------- ------------ ---------------
Total Convertible Bonds (Identified Cost, $8,410,000)         $    9,266,387
   --------------------------------------------- ------------ ---------------
Limited Partnership Units - 0.1%                       Units
  Copley Partners 1@+                              3,000,000  $      808,110
  Copley Partners 2@+                              3,000,000       1,106,460
  Highland Capital Partners@+                      7,500,000       5,015,700
------------------------------------------------ ------------ ---------------
Total Limited Partnership Units (Identified Cost, $4,585,249) $    6,930,270
-----------------------------------------------------------------------------

Short-Term Obligations - 1.1%
 -----------------------------------------------------------------------------

 Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
  Federal Home Loan Mortgage, due 12/11/96         $   840    $      838,790
  Federal Home Loan Mortgage Corp., due 12/02/96    67,300        67,289,344
  Federal National Mortgage Assn., due 12/06/96      2,900         2,897,894
  Student Loan Marketing Assn., due 12/18/96         1,185         1,182,098
   --------------------------------------------- ------------ ---------------
Total Short-Term Obligations, at Amortized Cost and Value     $   72,208,126
   --------------------------------------------- ------------ ---------------
Total Investments (Identified Cost, $4,290,565,791)           $6,246,181,805
Other Assets, Less Liabilities - 0.9%                             54,973,751
-----------------------------------------------------------------------------
Net Assets - 100.0%                                           $6,301,155,556
------------------------------------------------ ------------ ---------------

  *Non-income producing security.
 ##SEC Rule 144A Restriction.
  @Security valued by or at the direction of the Trustees.
  +Restricted security.
+++Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting shares of the issuer.

See notes to financial statements

Financial Statements

Statement of Assets and Liabilities
 -----------------------------------------------------------------------------

November 30, 1996
--------------------------------------------------------------------  --------------
Assets:
  Investments, at value -
   Unaffiliated issuers (identified cost, $3,784,568,546)             $5,183,811,695
   Affiliated issuer (identified cost, $505,997,245)                   1,062,370,110
                                                                      --------------
    Total investments, at value (identified cost, $4,290,565,791)     $6,246,181,805
  Cash                                                                       938,636
  Receivable for investments sold                                         59,947,253
  Receivable for Fund shares sold                                         30,842,383
  Interest and dividends receivable                                          460,152
  Other assets                                                                67,620
                                                                      --------------
    Total assets                                                      $6,338,437,849
                                                                      --------------
Liabilities:
  Payable for investments purchased                                   $   27,315,881
  Payable for Fund shares reacquired                                       5,587,855
  Payable to affiliates -
   Management fee                                                            375,529
   Shareholder servicing agent fee                                            78,241
   Distribution fee                                                        2,962,102
  Accrued expenses and other liabilities                                     962,685
                                                                      --------------
    Total liabilities                                                 $   37,282,293
                                                                      --------------
Net assets                                                            $6,301,155,556
                                                                      --------------
Net assets consist of:
  Paid-in capital                                                     $4,299,522,703
  Unrealized appreciation on investments                               1,955,615,519
  Accumulated undistributed net realized gain on investments and
   foreign currency transactions                                          46,092,532
  Accumulated net investment loss                                            (75,198)
                                                                      --------------
    Total                                                             $6,301,155,556
                                                                      --------------
Shares of beneficial interest outstanding                               198,843,744
                                                                        -----------
Class A shares:
  Net asset value per share
   (net assets of $2,523,794,588 / 78,833,157 shares of beneficial
   interest outstanding)                                                  $32.01
                                                                          ------
 Offering price per share (100/94.25)                                     $33.96
                                                                          ------
Class B shares:
  Net asset value and offering price per share
   (net assets $3,658,388,298 / 116,231,548 shares of beneficial
   interest outstanding)                                                  $31.48
                                                                          ------
Class C shares:
  Net asset value and offering price per share
   (net assets of $118,972,670 / 3,779,039 shares of beneficial
   interest outstanding)                                                  $31.48
                                                                          ------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A Class B, and Class C shares.

See notes to financial statements

Statement of Operations
 -----------------------------------------------------------------------------

Year Ended November 30, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
   Interest                                                       $  5,451,041
   Dividends (including $353,567 received from affiliated
    issuers)                                                         3,383,356
                                                                --------------
    Total investment income                                       $  8,834,397
                                                                --------------
  Expenses -
   Management fee                                                 $ 34,371,549
   Trustees' compensation                                               47,890
   Shareholder servicing agent fee (Class A)                         2,169,376
   Shareholder servicing agent fee (Class B)                         4,333,722
   Shareholder servicing agent fee (Class C)                            57,997
   Distribution and service fee (Class A)                            4,758,763
   Distribution and service fee (Class B)                           27,867,887
   Distribution and service fee (Class C)                              386,649
   Custodian fee                                                     1,115,624
   Postage                                                             675,417
   Printing                                                            315,399
   Auditing fees                                                        35,928
   Legal fees                                                           13,801
   Miscellaneous                                                     2,695,745
                                                                --------------
    Total expenses                                                $ 78,845,747
   Fees paid indirectly                                               (221,330)
                                                                --------------
    Net expenses                                                  $ 78,624,417
                                                                --------------
     Net investment loss                                          $(69,790,020)
                                                                --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
   Investment transactions (including $1,546,735 net gain from
    transactions with affiliated issuers)                         $116,119,140
   Foreign currency transactions                                         5,021
                                                                --------------
    Net realized gain on investments                              $116,124,161
                                                                --------------
  Change in unrealized appreciation (depreciation) -
   Investments                                                    $775,004,400
   Translation of assets and liabilities in foreign currencies            (495)
                                                                --------------
    Net unrealized gain on investments                            $775,003,905
                                                                --------------
     Net realized and unrealized gain on investments and
      foreign currency                                            $891,128,066
                                                                --------------
      Increase in net assets from operations                      $821,338,046
                                                                --------------

See notes to financial statements

Statement of Changes in Net Assets
 -----------------------------------------------------------------------------

Year Ended November 30,                                1996             1995
----------------------------------------------- ----------------  ----------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                            $   (69,790,020)  $   (32,364,501)
  Net realized gain on investments and foreign
   currency transactions                             116,124,161         9,896,203
  Net unrealized gain on investments and
   foreign currency                                  775,003,905       847,013,830
                                                 ----------------  ---------------
   Increase in net assets from operations        $   821,338,046   $   824,545,532
                                                 ----------------  ---------------
Distributions declared to shareholders -
  From net realized gain on investments and
   foreign currency transactions (Class A)       $        --       $    (9,533,382)
  From net realized gain on investments and
   foreign currency transactions (Class B)              --             (10,006,703)
  Tax return of capital                                 --                (544,859)
                                                 ----------------  ---------------
   Total distributions declared to
    shareholders                                 $        --       $   (20,084,944)
                                                 ----------------  ---------------
Fund share (principal) transactions -
  Net proceeds from sale of shares               $ 6,317,337,270   $ 3,022,835,060
  Net asset value of shares issued to
   shareholders in reinvestment of
   distributions                                        --              17,796,191
  Cost of shares reacquired                       (4,150,039,758)   (1,771,034,994)
                                                 ----------------  ---------------
   Increase in net assets from Fund share
    transactions                                 $ 2,167,297,512   $ 1,269,596,257
                                                 ----------------  ---------------
    Total increase in net assets                 $ 2,988,635,558   $ 2,074,056,845
Net assets:
  At beginning of period                           3,312,519,998     1,238,463,153
                                                 ----------------  ---------------
  At end of period (including accumulated net
   investment loss of $75,198 and $62,577,
   respectively)                                 $ 6,301,155,556   $ 3,312,519,998
                                                 ----------------  ---------------

See notes to financial statements

Financial Highlights
 -----------------------------------------------------------------------------

Year Ended November 30,                                 1996       1995       1994      1993**
----------------------------------------------------  ---------  ---------  --------------------
Class A
 ------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $  26.79   $  18.73     $  17.68   $  16.43
                                                      --------   --------     --------   --------
Income from investment operations# -
 Net investment loss                                  $  (0.29)  $  (0.23)    $  (0.20)  $  (0.03)
 Net realized and unrealized gain on  investments         5.51       8.68         1.78       1.28
                                                      --------   --------     --------   --------
  Total from investment operations                    $   5.22   $   8.45     $   1.58   $   1.25
                                                      --------   --------     --------   --------
Less distributions declared to shareholders -
 From net realized gain on investments                $  --      $  (0.38)    $  (0.53)  $  --
 In excess of net realized gain on  investments          --         --   ***       --       --
 Tax return of capital                                   --         (0.01)         --       --
                                                      --------   --------     --------   --------
  Total distributions declared to   shareholders      $  --      $  (0.39)    $  (0.53)  $  --
                                                      --------   --------     --------   --------
Net asset value - end of period                       $  32.01   $  26.79     $  18.73   $  17.68
                                                      --------   --------     --------   --------
Total return++                                          19.52%     45.98%        9.06%     38.98%+
Ratios (to average net assets)/Supplemental data:
 Expenses##                                              1.20%      1.28%        1.33%      1.19%+
 Net investment loss                                   (1.01)%    (1.04)%      (1.09)%    (0.98)%+
Portfolio turnover                                         22%        20%          39%        58%
Average commission rate###                            $ 0.0498      --           --         --
Net assets at end of period (000,000 omitted)         $  2,524   $  1,312     $    470   $    371

  + Annualized.

 ** For the period from the date of issue of Class A shares, September 13, 1993 to November 30, 1993.

*** The per share distribution in excess of net realized gain on investments was $0.0049.

   # Per share data for the periods subsequent to December 1, 1993 is based on average shares outstanding.

 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

 ++ Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.

    See notes to financial statements

 -----------------------------------------------------------------------------

Year Ended November 30,          1996       1995       1994      1993       1992       1991
----------------------------------------------------------------------------------------------
Class B
----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                    $  26.56   $  18.57     $  17.64  $  14.93   $  12.07   $   6.89
                               ---------  ---------    --------- ---------  --------- ----------
Income from investment
  operations# -
 Net investment loss           $  (0.52)  $  (0.41)    $  (0.35) $  (0.33)  $  (0.07)  $  (0.13)
 Net realized and
   unrealized gain on
   investments                     5.44       8.65         1.78      3.19       3.52       5.31
                               ---------  ---------    --------- ---------  --------- ----------
   Total from investment
     operations                $   4.92   $   8.24     $   1.43  $   2.86   $   3.45   $   5.18
                               ---------  ---------    --------- ---------  --------- ----------
Less distributions declared
  to shareholders -
 From net realized gain  on
  investments                  $  --      $  (0.24)    $  (0.50) $  (0.15)  $  (0.59)  $  --
 In excess of net realized
   gain on investments            --         --   ***     --        --         --         --
 Tax return of capital            --         (0.01)       --        --         --         --
                               ---------  ---------    --------- ---------  --------- ----------
   Total distributions
     declared to
     shareholders              $  --      $  (0.25)    $  (0.50) $  (0.15)  $  (0.59)  $  --
                               ---------  ---------    --------- ---------  --------- ----------
Net asset value - end of
  period                       $  31.48   $  26.56     $  18.57  $  17.64   $  14.93   $  12.07
                               ---------  ---------    --------- ---------  --------- ----------
Total return                     18.52%     44.89%        8.21%    19.36%     29.25%     75.18%
Ratios (to average net assets)/Supplemental data:
 Expenses##                       2.00%      2.08%        2.14%     2.19%      2.33%      2.50%
 Net investment loss            (1.80)%    (1.83)%      (1.90)%   (1.61)%    (2.00)%    (1.98)%
Portfolio turnover                  22%        20%          39%       58%        59%       112%
Average commission rate###     $ 0.0498      --           --        --         --         --
Net assets at end of period
  (000,000 omitted)            $  3,659   $  2,001     $    769  $    602   $    357   $    145

*** The per share distribution in excess of net realized gain on investments was $0.0031.
  # Per share data for the periods subsequent to December 1, 1993 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

 -----------------------------------------------------------------------------

Year Ended November 30,                                  1990       1989       1988       1987*
---------------------------------------------------- -----------  ---------  --------- ------------
Class B
 --------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $    7.69   $   5.91   $   4.97   $    5.50
                                                     -----------  ---------  --------- ------------
Income from investment operations -
 Net investment loss                                  $   (0.14)  $  (0.13)  $  (0.11)  $   (0.06)
 Net realized and unrealized gain (loss) on
   investments                                            (0.66)      1.91       1.05       (0.47)
                                                     -----------  ---------  --------- ------------
   Total from investment operations                   $   (0.80)  $   1.78   $   0.94   $   (0.53)
                                                     -----------  ---------  --------- ------------
Net asset value - end of period                       $    6.89   $   7.69   $   5.91   $    4.97
                                                     -----------  ---------  --------- ------------
Total return                                           (10.40)%     30.12%     18.91%    (10.44)%+
Ratios (to average net assets)/Supplemental data:
 Expenses                                                 2.75%      2.81%      2.30%       2.40%+
 Net investment loss                                    (1.86)%    (1.91)%    (1.65)%     (1.50)%+
Portfolio turnover                                          86%        95%        57%         81%
Net assets at end of period (000,000 omitted)         $      73   $     82   $     61   $      50

  * For the period from the commencement of investment operations, December 29, 1986 to November 30, 1987.
  + Annualized.

See notes to financial statements

 -----------------------------------------------------------------------------

Year Ended November 30, 1996
----------------------------------------------------------------
                                                       Class C**
----------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  28.37
                                                     -----------
Income from investment operations# -
 Net investment loss                                    $ (0.38)
 Net realized and unrealized gain on investments           3.49
                                                     -----------
  Total from investment operations                     $   3.11
                                                     -----------
Net asset value - end of period                        $  31.48
                                                     -----------
Total return                                             10.96%+++
Ratios (to average net assets)/Supplemental data:
 Expenses##                                               1.35%+
 Net investment loss                                    (1.25)%+
Portfolio turnover                                          22%
Average commission rate###                             $ 0.0498
Net assets at end of period (000,000 omitted)          $    119

 ** For the period from the date of issue of Class C shares, April 1, 1996 to
    November 30, 1996.
 ## For fiscal years ending after September 1, 1995, Fund's expenses are calculated without reduction for fees paid indirectly.
  + Annualized.
+++ Not annualized.
  # Per share distributions for the periods subsequent to December 1, 1993 are based on average shares outstanding.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization
MFS Emerging Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividends received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1996, $69,777,399 was reclassified from accumulated net realized gain on investments and foreign currency transactions to accumulated net investment loss due to differences between book and tax accounting for currency transactions and the offset of short-term capital gains against accumulated net investment loss. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.73% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $17,415 for the year ended November 30, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $2,019,102 for the year ended November 30, 1996, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer who enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $485,527 for the year ended November 30, 1996. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees may determine. Fees incurred under the distribution plan during the year ended November 30, 1996 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers who enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $465,341 and $228 for Class B and Class C shares for the year ended November 30, 1996. Fees incurred under the distribution plans during the year ended November 30, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1996 were $96,069, $3,455,966, and $25,307 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations aggregated $3,045,816,546 and $1,009,831,710, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                    $4,291,516,852
                                                  ---------------
Gross unrealized appreciation                     $2,194,361,178
Gross unrealized depreciation                       (239,696,225)
                                                  ---------------
  Net unrealized appreciation                     $1,954,664,953
                                                  ---------------

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                      Year Ended November 30, 1996     Year Ended November 30, 1995
                     -------------------------------- --------------------------------
                        Shares           Amount           Shares           Amount
 ------------------ --------------- ---------------- ---------------  ----------------
Shares sold           125,633,192    $ 3,667,675,756    67,800,740    $ 1,533,247,118
Shares issued to
  shareholders in
  reinvestment
  of distributions         --               --             488,159          9,182,865
Shares reacquired     (95,760,044)    (2,803,650,694)  (44,418,694)    (1,017,261,903)
                    --------------- ---------------- ---------------  ----------------
 Net increase          29,873,148    $   864,025,062    23,870,205    $   525,168,080
                    --------------- ---------------- ---------------  ----------------
Class B Shares
                    Year Ended November 30, 1996     Year Ended November 30, 1995
                     -------------------------------- --------------------------------
                    Shares          Amount           Shares          Amount
 ------------------ --------------- ---------------- ---------------  ----------------
Shares sold            86,922,156    $ 2,514,573,078    67,040,946    $ 1,489,587,942
Shares issued to
  shareholders in
  reinvestment
  of distributions         --               --             458,635          8,613,326
Shares reacquired     (46,040,180)    (1,324,527,599)  (33,540,206)      (753,773,091)
                    --------------- ---------------- ---------------  ----------------
 Net decrease          40,881,976    $ 1,190,045,479    33,959,375    $   744,428,177
                    --------------- ---------------- ---------------  ----------------
Class C Shares
                    Year Ended November 30, 1996*
                     --------------------------------
                    Shares          Amount
 ------------------ --------------- ----------------
Shares sold             4,515,421    $   135,088,436
Shares issued to
  shareholders in
  reinvestment
  of distributions         --               --
Shares reacquired        (736,382)       (21,861,465)
                    --------------- ----------------
 Net decrease           3,779,039    $   113,226,971
                    --------------- ----------------

*For the period from the commencement of offering of Class C shares, April 1, 1996 to May 31, 1996.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1996 was $53,279.

(7) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended November 30, 1996 is set forth below.

                                                         Acquisitions                  Dispositions
                                                 ----------------------------  ------------------------------
                                     Beginning
                                     Share/Par    Shares/Par                    Shares/Par
Affiliate                              Amount       Amount         Cost           Amount           Cost
----------------------------------- ------------ ------------ --------------- --------------  ---------------
Amerihost Properties                   451,000       71,000    $    468,375              0     $          0
Applebees International Inc.         1,960,800    1,218,700      26,294,790        (53,000)      (1,472,196)
Buffets Inc.                         1,568,000    1,385,050      18,168,411              0                0
Cadence Design Systems               2,513,250    1,754,275      15,619,605
Equalnet Holding Corporation           447,000      113,400         969,300        (40,000)         (81,250)
John Q. Hammons Hotels, Inc.           544,300        5,000          40,925              0                0
Health Source, Inc.                    382,305    4,687,905      74,762,700
HFS, Inc.                            3,220,805    3,220,805
Hollywood Entertainment Corp.        1,050,000    2,386,500      20,349,293
IHOP Corp.                             612,200                                           0                0
Integrated Health Services, Inc.     1,404,927       11,073         233,063       (120,000)      (3,134,524)
Micro Warehouse Inc.                 1,730,600      856,200      24,357,978        (21,600)         807,622
Mortons Restaurant                     553,200            0               0
Mothers Work Inc.                      211,500            0               0              0                0
Showbiz Pizza Time Inc.                755,000      375,000               0       (100,000)      (1,866,875)
System Software Associates, Inc.     2,045,100      456,850       7,271,405     (1,035,100)     (15,794,637)
Taco Cabana, Inc.                      962,395            0               0              0                0
Tel-Save Holdings, Inc.                704,900    1,127,450      11,990,043         (5,000)        (105,000)
West Coast Entertainment Corp.               0      605,000       7,870,050              0                0
                                                              ---------------                 ---------------
                                                               $208,395,938                    $(21,646,860)
                                                              ---------------                 ---------------

                                       Ending       Realized
                                     Share/Par        Gain       Dividend        Ending
Affiliate                              Amount        (Loss)       Income         Value
----------------------------------- ------------ -------------- -----------  ----------------
Amerihost Properties                   522,000    $              $           $    3,458,250
Applebees International Inc.         3,126,500         81,545     118,968        91,059,313
Buffets Inc.                         2,953,050                                   27,500,278
Cadence Design Systems               4,267,525                                  170,167,559
Equalnet Holding Corporation           520,400       (521,432)                    1,138,375
John Q. Hammons Hotels, Inc.           549,300                                    4,394,400
Health Source, Inc.                  5,070,210                                   57,039,863
HFS, Inc.                            6,441,610                                  417,094,248
Hollywood Entertainment Corp.        3,436,500       (263,175)                   69,159,563
IHOP Corp.                             612,200                                   14,845,850
Integrated Health Services, Inc.     1,296,000     (1,250,239)     28,099        28,512,000
Micro Warehouse Inc.                 2,565,200      1,360,521                    63,488,700
Mortons Restaurant                     553,200                                    8,298,000
Mothers Work Inc.                      211,500                                    2,220,750
Showbiz Pizza Time Inc.              1,030,000       (140,416)                   16,866,250
System Software Associates, Inc.     2,519,350      2,228,787     206,500        34,955,981
Taco Cabana, Inc.                      962,395                                    6,375,867
Tel-Save Holdings, Inc.              1,827,350         51,144                    39,744,863
West Coast Entertainment Corp.         605,000                                    6,050,000
                                                 -------------- -----------  --------------
                                                  $ 1,546,735    $353,567    $1,062,370,110
                                                 -------------- -----------  --------------

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1996 the Fund owned the following restricted securities (constituting 0.40% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                          Share
Description                      Date of Acquisition     Amount         Cost         Value
 -------------------------------  -------------------------------- -------------  -----------
Jarvis Hotels                              6/21/96         98,300   $   264,282   $   279,259
Copley Partners 1                          12/6/86      3,000,000     1,437,794       808,110
Copley Partners 2                   12/2/86-8/9/91      3,000,000     2,451,234     1,106,460
Highland Capital Partners          6/28/88-6/28/93      7,500,000     4,636,048     5,015,700
Republic Industries, Inc.                  5/15/96        507,900    10,284,975    16,951,163
Renal Treatment Centers, Inc.              6/28/95         35,302       450,100       917,852
                                                                                  -----------
                                                                                  $25,078,544
                                                                                  -----------

Independent Auditors' Report

To the Trustees of MFS Series Trust II and Shareholders of
MFS Emerging Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Growth Fund (one of the Series constituting MFS Series Trust II) as of November 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years November 30, 1996 and 1995, and the financial highlights for each of the years in the ten-year period ended November 30, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Emerging Growth Fund at November 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 3, 1997

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Emerging Growth Fund

Trustees
A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,
Cambridge Trust Company

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill - Private Investor;
Director, Rockefeller Financial Services, Inc.
(investment advisers)

Walter E. Robb, III - President and Treasurer,
Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting
Group, Inc. (office services); Trustee, Landmark
Funds (mutual funds)

Arnold D. Scott* - Senior Executive Vice
President, Director and Secretary, Massachusetts
Financial Services Company

Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company

J. Dale Sherratt - President, Insight Resources,
Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994),
NACCO Industries; Director, Sundstrand
Corporation

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Manager
John W. Ballen*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

*Affiliated with the Investment Adviser

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Auditors
Deloitte & Touche LLP

Investor Information
For MFS stock and bond market outlooks,
call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds,
call your financial adviser or, for an
information kit, call toll free:
1-800-637-2929 any business day from
9 a.m. to 5 p.m. Eastern time (or leave
a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free:
1-800-225-2606 any business day from
8 a.m to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and
exchanges, call toll free: 1-800-MFS-TALK
(1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com

[DALBAR LOGO]

For the third year in a row,
MFS earned a #1
ranking in the
DALBAR, Inc.
Broker/Dealer
Survey, Main Office
Operations Service
Quality Category. The
firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including
"knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

MFS(R) Emerging
Growth Fund

500 Boylston Street
Boston, MA 02116

[DALBAR LOGO]

[MFS LOGO]

[10TH ANNIVERSARY LOGO]


Bulk Rate
U.S. Postage
P A I D
Permit #55638
Boston, MA


(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                       MEG-2 1/97/585M 7/207/307

                                     PART C
ITEM 15.     INDEMNIFICATION

         The information set forth in Item 27 of Form N-1A filed as Post-Effective Amendment No. 19 under the Securities Act of 1933 (File No. 33-7637 and Amendment No. 21 to the Registration Statement under the Investment Company Act of 1940 (File No. 811-4775), as filed with the Commission via EDGAR on August 27, 1996, is incorporated herewith by reference.

                 Insofar as indemnification for liabilities arising out of the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense in any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         New USA Mutual Funds, on behalf of the New USA Growth Fund, and ODS have agreed, jointly and severally, to indemnify and hold harmless the MFS Trust, its trustees and officers, each person who controls the MFS Fund within the meaning of applicable federal securities laws, and MFS, its wholly-owned subsidiaries and the directors, officers and employees of MFS and such subsidiaries (collectively, the "MFS Indemnified Parties"), against any loss, claim damage and expense, paid or incurred, arising out of (i) any untrue statement or alleged untrue statement of material fact contained in the Notice of Special Meeting or this Proxy Statement and Prospectus or in the registration statement of the MFS Trust containing this Proxy Statement and Prospectus filed with the Commission with respect thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with respect to untrue statements or omissions in or from those sections thereof related to the New USA Growth Fund or New USA Mutual Funds; (ii) any breach of any representation warranty or covenant of New USA Mutual Funds or the New USA Growth Fund set forth in the Agreement or set forth in any certificate provided by New USA Mutual Funds in support of the legal opinion required pursuant to
Section 7.4 of the Agreement); (iii) the failure of the New USA Growth Fund or its designee to timely file all federal, state and other tax returns, forms and reports when due by the New USA Growth Fund with respect to all periods up to and including the Closing Date or to pay any taxes due by the New USA Growth Fund to any taxing authority with respect to all such periods, including without limitation, any failure to pay such taxes due in a timely manner; (iv) non-compliance of the New USA Growth Fund with any applicable federal or state securities laws or with applicable provisions of the Code, or with the investment policies and restrictions contained in the New USA Growth Fund's Prospectus and SAI, as in effect from time to time; and (v) the failure by the New USA Growth Fund to mail the Prospectus and Proxy Statement to its stockholders at least 10 days prior to the Meeting.

         The MFS Trust, solely on behalf of the MFS Fund, has agreed to indemnify and hold harmless New USA Mutual Funds, its directors and officers, each person who controls the New USA Growth Fund within the meaning of applicable federal securities laws, ODS, together with its subsidiaries and affiliates and the directors, officers and employees of ODS and its subsidiaries (collectively, the "New USA Indemnified Parties"), against any loss, claim, damage and expense, paid or incurred, arising out of (i) any untrue statement or alleged untrue statement of material fact contained in the Notice of Special Meeting or this Proxy Statement and Prospectus or in the registration statement of the MFS Trust containing this Proxy Statement and Prospectus filed with the Commission with respect thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with respect to untrue statements or omissions in or from those sections related to the MFS Trust and MFS Fund and (ii) any breach of any representation, warranty or covenant of the MFS Trust or the MFS Fund set forth in the Agreement or set forth in any certificate provided by the MFS
Trust in connection with the consummation of the Reorganization (including, without limitation, any certificate provided by the MFS Trust in support of the legal opinion required pursuant to Section 8.6 of the Agreement).


ITEM 16.     EXHIBITS
         1.      (a)    Amended and Restated Declaration of Trust dated February 3, 1995. (1)
                 (b)    Amendment to the Declaration of Trust dated February 21, 1996. (2)
                 (c)    Amendment to the Declaration of Trust dated June 12, 1996. (3)
                 (d)    Amendment to the Declaration of Trust dated December 19,
                        1996. (4)
         2.             Amended and Restated By-Laws dated December 14, 1994. (4)
         3.             Not Applicable.
         4.             Form of Agreement and Plan of Reorganization between Registrant and New USA Growth
                        Fund; filed herewith as Exhibit A to the MFS Fund Prospectus set forth as Part A to the Registration Statement on Form N-14.*
         5.             Form of share certificate for classes of shares. (5)
         6.             Investment Advisory Agreement dated August 1, 1993, as amended through August 9,
                        1995. (2)
         7.      (a)    Distribution Agreement between MFS Trust and MFD, dated January 1, 1995. (1)
                 (b)    Dealer Agreement between MFD and a dealer, dated December 28, 1994, and the Mutual
                        Fund Agreement between MFD and a bank or NASD affiliate, dated December 28, 1994. (6)
         8.             Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991. (6)
         9.      (a)    Custodian Agreement dated January 28, 1988. (6)
                 (b)    Amendment to Custodian Agreement dated February 29, 1988. (6)
                 (c)    Amendment to the Custodian Agreement dated October 1, 1989. (6)
                 (d)    Amendment to the Custodian Agreement dated October 9, 1989. (6)
         10.     (a)    Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of
                        1940, effective January 1, 1997. (7)
                 (b)    Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940. (5)
         11.            Opinion and Consent of Stephen E. Cavan, Senior Vice President and General Counsel
                        of MFS, as to the legality of securities being issued.*
         12.     (a)    Opinion and Consent of Bingham, Dana & Gould LLP as to tax matters.*
                 (b)    Opinion and Consent of Gibson, Dunn & Crutcher LLP as to tax matters.*
         13.            Form of Cross-Indemnity Agreement between the Registrant and O'Neil Data Systems, Inc.*
         14.     (a)    Consent of Deloitte & Touche LLP regarding Financial Statements of MFS Emerging Growth
                        Fund.
                 (b)    Consent of Arthur Andersen LLP regarding Financial Statements of New USA Growth Fund.
         15.            Not Applicable.
         16.            Power of Attorney dated August 11, 1994. (1).
         17.            Rule 24f-2 Notice of Election of Registrant.*
     ---------------

       *     Previously Filed.

      (1) Incorporated by reference to Registrant's Post-Effective Amendment No. 16 to the MFS Trust's Registration Statement filed with the SEC via EDGAR on March 30, 1995.
      (2) Incorporated by reference to Registrant's Post-Effective Amendment No. 18 to the MFS Trust's Registration Statement filed with the SEC via EDGAR on March 28, 1996.
      (3) Incorporated by reference to Registrant's Post-Effective Amendment No. 19 to the MFS Trust's Registration Statement filed with the SEC via EDGAR on August 27, 1996.

      (4) Incorporated by reference to Registrant's Post-Effective Amendment No. 20 to the MFS Trust's Registration Statement filed with the SEC via EDGAR on January 27, 1997.
      (5) Incorporated by reference to MFS Series Trust I's (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.
      (6) Incorporated by reference to Registrant's Post-Effective Amendment No. 17 to the MFS Trust's Registration Statement filed with the SEC via EDGAR on October 31, 1995.
      (7) Incorporated by reference to MFS Series Trust I's (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 27 filed with the SEC via EDGAR on December 27, 1996.

ITEM 17.     UNDERTAKINGS

(1) The undersigned registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities affected therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the city of Boston and the commonwealth of Massachusetts on the 25th day of April, 1997.


                                MFS SERIES TRUST II ON BEHALF OF
                                   MFS EMERGING GROWTH FUND

                                By: James R. Bordewick, Jr.
                                    --------------------------------------------
                                    James R. Bordewick, Jr., Assistant Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 25, 1997.


                                     Signature                                                 Title
                                     ---------                                                 -----
                 A. KEITH BRODKIN*                                  Chairman, President (Chief Executive Officer) and Trustee
                 -----------------------------------------------
                                 A. KEITH BRODKIN

                 W. THOMAS LONDON*                                  Treasurer  (Principal  Financial   Officer)  and  Principal
                 -----------------------------------------------
                                 W. THOMAS LONDON                   Accounting Officer

                 RICHARD B. BAILEY*                                 Trustee
                 -----------------------------------------------
                                 RICHARD B. BAILEY

                 MARSHALL N. COHAN*                                 Trustee
                 -----------------------------------------------
                                 MARSHALL N. COHAN

                 LAWRENCE H. COHN*                                  Trustee
                 -----------------------------------------------
                                 LAWRENCE H. COHN

                 J. DAVID GIBBONS*                                  Trustee
                 -----------------------------------------------
                                 J. DAVID GIBBONS

                 ABBY M. O'NEILL*                                   Trustee
                 -----------------------------------------------
                                  ABBY M. O'NEILL

                 WALTER E. ROBB, III*                               Trustee
                 -----------------------------------------------
                                WALTER E. ROBB, III

                 ARNOLD D. SCOTT*                                   Trustee
                 -----------------------------------------------
                                  ARNOLD D. SCOTT

                 JEFFREY L. SHAMES*                                 Trustee
                 -----------------------------------------------
                                 JEFFREY L. SHAMES

                 J. DALE SHERRATT*                                  Trustee
                 -----------------------------------------------
                                 J. DALE SHERRATT

                 WARD SMITH*                                        Trustee
                 -----------------------------------------------
                                    WARD SMITH

                 *BY: JAMES R. BORDEWICK, JR.
                      ------------------------------------------
                             JAMES R. BORDEWICK, JR.
                                AS ATTORNEY-IN-FACT

         Executed by James R. Bordewick, Jr. on behalf of those indicated pursuant to a Power of Attorney dated August 11, 1994, incorporated by reference to the Registrant's Post-Effective Amendment No. 16 filed with the Securities and Exchange Commission on March 30, 1995.





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